UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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☐	Soliciting Material under §240.14a-12

CRONOS GROUP INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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, 2020
Dear Shareholder:
On behalf of the Board of Directors and management of Cronos Group Inc., I am pleased to invite you to the 2020 Annual and Special Meeting of shareholders which will be held on June 25, 2020 at 10:00 a.m., Toronto time.
This year, given the unprecedented public health impact of the coronavirus disease 2019 (COVID-19), and to mitigate risks to the health and safety of our communities, shareholders, employees and other stakeholders, we will hold our 2020 Annual and Special Meeting in a virtual only format, which will be conducted via live audio webcast.
The attached Notice of 2020 Annual and Special Meeting and Proxy Statement describe the formal business to be conducted at the 2020 Annual and Special Meeting. Registered Shareholders and duly appointed proxyholders will have an equal opportunity to participate in the 2020 Annual and Special Meeting online regardless of their geographic location, including having the opportunity to ask questions and vote on a number of important matters. The attached Proxy Statement contains detailed instructions about how to participate in the virtual 2020 Annual and Special Meeting.
Your vote is important. Whether or not you plan to attend the virtual 2020 Annual and Special Meeting, please complete, sign, date and return the enclosed proxy card or voting instruction form in the envelope provided or vote by facsimile or electronically using the facsimile and Internet voting procedures described on the proxy card or voting instruction form at your earliest convenience.
Thank you for your continued support of Cronos.

Sincerely,

Michael Gorenstein
Chairman, President and Chief Executive Officer

CRONOS GROUP INC.
NOTICE OF 2020 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 25, 2020
NOTICE HEREBY IS GIVEN that the 2020 Annual and Special Meeting (the “Annual and Special Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Cronos Group Inc. (the “Company”) will be held on Thursday, June 25, 2020 at 10:00 a.m., Toronto time, via live audio webcast online at https://web.lumiagm.com/ . The Annual and Special Meeting will be held for the following purposes:
1. the receipt of the audited consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2019 and the auditors’ reports thereon;
2. the election to the board of directors of the Company (the “Board of Directors”) of the seven directors named in the attached Proxy Statement;
3. the adoption of an advisory (non-binding) resolution on the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;
4. the adoption of an advisory (non-binding) resolution on the frequency of future “say on pay” votes as described in the attached Proxy Statement;
5. the adoption of an ordinary resolution approving the 2020 Omnibus Equity Incentive Plan of the Company, as described in the attached Proxy Statement;
6. the adoption of a special resolution (the “Continuance Resolution”) authorizing the Company to make an application for the continuance (the “Continuance”) of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company, as described in the attached Proxy Statement;
7. the appointment of KPMG LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2020 and to authorize the Board of Directors to fix KPMG LLP’s remuneration; and
8. such other business as may properly come before the Annual and Special Meeting or any adjournments or postponements thereof.
The Board of Directors is not aware of any other business to be presented to a vote of the Shareholders at the Annual and Special Meeting.
This year, given the unprecedented public health impact of the coronavirus disease 2019 (COVID-19), and to mitigate risks to the health and safety of our communities, Shareholders, employees and other stakeholders, we will hold our Annual and Special Meeting in a virtual only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, will have an equal opportunity to participate in the Annual and Special Meeting online regardless of their geographic location, including asking questions and voting, all in real time, provided they are connected to the Internet and comply with all of the requirements set out in the attached Proxy Statement.
The Board of Directors has fixed 5:00 p.m., Toronto time, on April 27, 2020 as the record date for determining the Shareholders entitled to notice of, and to vote at, the Annual and Special Meeting and any adjournments or postponements thereof.
Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Annual and Special Meeting as guests, but guests will not be able to ask questions or vote at the Annual and Special Meeting. A Registered Shareholder who wishes to appoint a person other than the management nominees identified on the proxy card
i

must carefully follow the instructions in the attached Proxy Statement and on their proxy card. These instructions include the additional step of registering such proxyholder with the Company’s transfer agent and registrar, TSX Trust Company, after submitting their proxy card. Failure to register the proxyholder with TSX Trust Company will result in the proxyholder not receiving a control number to participate in the Annual and Special Meeting and only being able to listen to the Annual and Special Meeting as a guest.
Registered Shareholders as of 5:00 p.m., Toronto time, on the record date of April 27, 2020 may exercise their right to vote by completing and submitting the proxy card provided to you. To be effective, the proxy must be received by the Company’s transfer agent and registrar, TSX Trust Company, prior to 10:00 a.m., Toronto time on June 23, 2020 or, in the case of any adjournment or postponement of the Annual and Special Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. Registered Shareholders may also vote their Shares by participating in the Annual and Special Meeting. Detailed instructions on how to complete and return proxies or vote by facsimile or electronically using the facsimile and Internet voting procedures are provided in the attached Proxy Statement.
Non-registered Shareholders, including those who hold Shares in the name of a bank, trust company, securities dealer or broker, or other intermediary, will receive a voting instruction form. The voting instruction form contains instructions on how to complete the form, where to return it to and the deadline for returning it, which may be earlier than the deadline for registered Shareholders and whether facsimile or Internet voting options are available. If you do not receive such voting instructions or are unsure about anything in such voting instructions, contact your bank, trust company, securities dealer or broker, or other intermediary through which you hold your Shares.
Registered Shareholders have the right to dissent with respect to the Continuance Resolution and, if the Continuance is implemented, to be paid the fair value of their Shares in accordance with the provisions of section 185 of the Business Corporations Act (Ontario) (the “OBCA”). A registered Shareholder wishing to exercise rights of dissent with respect to the Continuance Resolution must send to the Company a written objection to the aforementioned resolutions and must strictly comply with the dissent procedures prescribed by the OBCA. A Shareholder’s right to dissent is more particularly described in the attached Proxy Statement. A copy of the text of section 185 of the OBCA is set forth in Appendix G to the Proxy Statement.
WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL AND SPECIAL MEETING, PLEASE SUBMIT YOUR PROXY WITH YOUR VOTING INSTRUCTIONS. YOU MAY VOTE BY FACSIMILE OR INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION FORM) OR BY MAIL.

By order of the Board of Directors,

Michael Gorenstein
Chairman, President and Chief Executive Officer
Toronto, Ontario , 2020

When used in this Proxy Statement, the terms “Cronos,” “we,” “our,” “us” and the “Company” refer to Cronos Group Inc., its consolidated subsidiaries and, if applicable, its joint ventures and investments accounted for by the equity method; the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2019 refers to the 12-month period ended December 31, 2019); the term “Intermediary” means any bank, trust company, securities dealer or broker, or other intermediary; the term “cannabis” means the plant of any species or subspecies of genus Cannabis and any part of that plant, including all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers and the term “U.S. hemp” has the meaning given to term “hemp” in the U.S. Agricultural Improvement Act of 2018, including hemp-derived cannabidiol (“CBD”).
Unless otherwise specified, the information contained in this Proxy Statement is given as of , 2020, the date of this Proxy Statement. Unless otherwise specified, all references to “dollars” or “$” in this Proxy Statement are to United States dollars and all references to “C$” are to Canadian dollars.

In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or referred to on these websites is not part of this Proxy Statement.

This Proxy Statement includes forward-looking statements. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s business, operations, future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended).

CRONOS GROUP INC.
720 King Street West, Suite 320
Toronto, Ontario, M5V 2T3
PROXY STATEMENT
FOR THE 2020 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 25, 2020
These proxy materials are furnished in connection with the solicitation by the board of directors (the “Board” or our “Board”) of Cronos Group Inc. (“Cronos” or the “Company”), a corporation incorporated under the OBCA, of proxies to be voted at the 2020 Annual and Special Meeting of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement of such meeting (the “Annual and Special Meeting”). This proxy statement (this “Proxy Statement”), together with the Notice of Annual and Special Meeting and proxy card or voting instruction form, is first being sent to Shareholders on or about , 2020.
ABOUT THE MEETING

Why am I receiving these materials?
We are providing these proxy materials to you in connection with the solicitation, by the Board, of proxies to be voted at the Annual and Special Meeting. You are receiving this Proxy Statement because you were a Shareholder as of 5:00 p.m., Toronto time, on April 27, 2020, the record date for the Annual and Special Meeting. The Notice of Annual and Special Meeting provides notice of the Annual and Special Meeting and this Proxy Statement describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders.
When and where is the Annual and Special Meeting?
The Annual and Special Meeting will be held on Thursday, June 25, 2020 at 10:00 a.m., Toronto time, via live audio webcast online at https://web.lumiagm.com/ .
What matters will be submitted to Shareholders at the Annual and Special Meeting?
At the Annual and Special Meeting, you will be asked to vote on each of the following matters:
Proposal 1: To elect the seven nominees named in this Proxy Statement to the Board;
Proposal 2: To adopt an advisory (non-binding) resolution approving the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement;
Proposal 3: To adopt an advisory (non-binding) resolution on the frequency of future “say on pay” votes as described in this Proxy Statement;
Proposal 4:  To adopt an ordinary resolution approving the 2020 Omnibus Plan (as defined herein);
Proposal 5: To adopt a special resolution authorizing the Company to make an application for the continuance (the “Continuance”) from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company; and
Proposal 6: To appoint KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for fiscal year 2020 and to authorize the Board to fix KPMG’s remuneration.
We will conduct such other business as may properly come before the Annual and Special Meeting or any adjournments or postponements thereof. The Board is not aware of any other business to be presented to a vote of the Shareholders at the Annual and Special Meeting.

In addition, at the Annual and Special Meeting, Shareholders will receive the audited consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2019 and the auditors’ reports thereon.
Who may vote at the Annual and Special Meeting?
Only record holders of our Shares as of 5:00 p.m., Toronto time, on April 27, 2020 (the “Record Date”) will be entitled to vote at the Annual and Special Meeting. On the Record Date, the Company had Shares outstanding. Each outstanding Share entitles the holder to one vote on each matter to be voted upon at the Annual and Special Meeting.
How are votes counted and what is the required vote for each proposal?
As of April 27, 2020, the Record Date, there were Shares outstanding, each of which entitles the holder to one vote on each matter to be voted upon at the Annual and Special Meeting.
Proposal 1: Election of Directors
You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1. Directors will be elected by a plurality of the votes cast at the Annual and Special Meeting. However, the Board’s majority voting policy (the “Majority Voting Policy”) requires that any nominee for director who does not receive a greater number of votes “for” his or her election as a director than votes “withheld” from voting tender his or her resignation to the Board for consideration by the independent directors of the Company promptly following the meeting. The independent directors of the Company will consider the resignation and will provide a recommendation to the Board within 45 days following the meeting. The Board will consider the recommendation of the independent directors of the Company and determine whether to accept such recommendation within 90 days of the meeting. Absent exceptional circumstances, the Board will accept the resignation which will be effective upon such acceptance. A news release will be issued promptly by the Company announcing the Board’s determination, including, if applicable, the reasons for rejecting the resignation. A director who tenders his or her resignation will not participate in any meetings to consider whether the resignation shall be accepted. Shares held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”) will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
Proposal 2: Advisory Vote on the Compensation of Our Named Executive Officers
You may select “For”, “Against” or “Abstain” with respect to Proposal 2. The affirmative vote of a majority of the votes cast at the Annual and Special Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board or the Compensation Committee. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
Proposal 3: Advisory Vote on the Frequency of Future “Say on Pay” Votes
You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to Proposal 3. You are not voting to approve or disapprove the Board’s recommendation on Proposal 3. The selection that receives the greatest number of votes cast at the Annual and Special Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
Proposal 4: Approval of the 2020 Omnibus Plan
You may select “For”, “Against” or “Abstain” with respect to Proposal 4. The affirmative vote of a majority of the votes cast at the Annual and Special Meeting is required for the approval of the 2020 Omnibus Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Proposal 5: Approval of the Continuance
You may select “For”, “Against” or “Abstain” with respect to Proposal 5. The affirmative vote of 66 2/3% of the votes cast at the Annual and Special Meeting is required for the approval of the Continuance. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
Proposal 6: Appointment of KPMG LLP
You may select “For” or “Withhold” your vote with respect to Proposal 6. Our independent registered public accounting firm for fiscal year 2020 will be appointed by a plurality of the votes cast at the Annual and Special Meeting. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Withholds and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
What are the Board’s recommendations as to how I should vote on each proposal?
The Board recommends a vote:
•“FOR” the election of each of the seven director nominees named in this Proxy Statement;
•“FOR” the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement;
•For the option of having an advisory (non-binding) vote approving the compensation of our NEOs every “ONE YEAR”;
•“FOR” the ordinary resolution approving the 2020 Omnibus Plan;
•“FOR” the special resolution approving the Continuance; and
•“FOR” the appointment of KPMG to serve as the Company’s independent registered public accounting firm for fiscal year 2020 and the authorization of the Board to fix KPMG’s remuneration.
How do I participate in the Annual and Special Meeting?
The Company is holding the Annual and Special Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Annual and Special Meeting in person. Participating in the Annual and Special Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Annual and Special Meeting. Guests, including non-registered Shareholders who have not duly appointed themselves as proxyholder, can log in to the Annual and Special Meeting as set out below. Guests can listen to the Annual and Special Meeting but are not able to ask questions or vote at the Annual and Special Meeting.
To log in to the Annual and Special Meeting online visit https://web.lumiagm.com/ . We recommend that you log in at least one hour before the Annual and Special Meeting starts. To log in, either click:
•“I Have a Login” and then enter your Control Number (see below) and Password “ ” (case sensitive)
OR
•“I Am A Guest” and then complete the online form.
For registered Shareholders, the 12-digit control number located on the proxy card or in the email notification you received is your “Control Number” and serves as the “Username” for login purposes.

For duly appointed proxyholders, TSX Trust will provide the proxyholder with your Control Number by email after the proxy voting deadline has passed and you have been duly appointed and registered as described under “Can I appoint a proxyholder not named in the proxy card or voting instruction form?” below. Such Control Number serves as the “Username” for login purposes.
If you participate in the Annual and Special Meeting, it is important that you are connected to the Internet at all times during the Annual and Special Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Annual and Special Meeting. You should allow ample time to check into the Annual and Special Meeting online and complete the related procedures.
What if I need technical assistance?
Beginning 30 minutes prior to the start of and during the virtual Annual and Special Meeting, we will have a support team ready to assist Shareholders with any technical difficulties they may have accessing or hearing the virtual Annual and Special Meeting. If you encounter any technical difficulties accessing the virtual Annual and Special Meeting during the check-in or the Annual and Special Meeting, you should call our support team at: .
How do I submit my vote?
Voting by Proxy before the Annual and Special Meeting
If you are a Shareholder of record as of 5:00 p.m., Toronto time, on the Record Date, you can vote by:
•completing, dating and signing the enclosed proxy card and returning it to TSX Trust Company (“TSX Trust”), the Company’s transfer agent, by facsimile at (416) 595-9593 or by mail or hand delivery to 100 Adelaide Street West, Suite 301, Toronto, Ontario, M5H 4H1; or
•logging on to the internet through TSX Trust’s website at www.voteproxyonline.com. Registered Shareholders must follow the instructions that appear on the screen and refer to the enclosed proxy card for the Shareholder’s account number and the proxy access number.
If you are voting by proxy, you must ensure that the proxy is received not later than 10:00 a.m. (Toronto time) on June 23, 2020, or, in the case of any adjournment or postponement of the Annual and Special Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Annual and Special Meeting at his or her discretion, without notice.
Voting at the Meeting
Registered Shareholders and duly appointed proxy holders can vote at the appropriate times by completing a ballot online during the Annual and Special Meeting.
What do I do if I hold my Shares through an Intermediary?
If you hold your Shares through an Intermediary, you can vote by following the instructions in the voting instruction form or in accordance with any other instructions provided by that Intermediary.
Non-registered Shareholders who have not duly appointed themselves as proxyholder will be able to listen to the Annual and Special Meeting but will not be able to ask questions or vote at the Annual and Special. This is because the Company and TSX Trust do not have a record of the non-registered Shareholders and, as a result, have no knowledge of your shareholdings or entitlement to vote unless you appoint yourself as proxyholder.
The Company has distributed copies of the Notice of Meeting, this Proxy Statement and a proxy card or voting instruction form (collectively, the “Meeting Materials”) to the Intermediaries for onward distribution to non-registered

Shareholders. Intermediaries are required to forward Meeting Materials to non-registered Shareholders unless a non-registered Shareholder has waived the right to receive them. Typically, Intermediaries will use a service company (such as Broadridge Financial Solutions, Inc. (“Broadridge”)) to forward the Meeting Materials to non-registered Shareholders. The Company is a “Participating Issuer” under Broadridge’s Electronic Delivery Procedures. Non-registered Shareholders who have enrolled in Broadridge’s Electronic Delivery Procedures (at www.investordelivery.com) will have received an email notification from Broadridge that the Meeting Materials are available electronically, which notification includes a hyperlink to the page on the Internet where the Meeting Materials can be viewed. Generally, non-registered Shareholders who have not waived the right to receive the Meeting Materials will be given a voting instruction form which must be completed and signed by the non-registered Shareholders in accordance with the directions on the voting instruction form; voting instruction forms sent by the Company and Broadridge permit the completion of the voting instruction form by facsimile or through the Internet at www.proxyvote.com.
The Company will pay for an Intermediary to deliver proxy materials to non-objecting beneficial owners of Shares (“NOBOs”) and objecting beneficial owners of Shares (“OBOs”). The Meeting Materials sent to NOBOs and OBOs will be accompanied by a voting instruction form. By returning the voting instruction form in accordance with the instructions noted thereon, a NOBO or OBO is able to instruct the voting of the Shares owned by it. Voting instruction forms, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted thereon. The purpose of this procedure is to permit non-registered Shareholders to direct the voting of the Shares which they beneficially own.
If you are a non-registered Shareholder and wish to vote at the Annual and Special Meeting, you should follow the instructions in the voting instruction form or contact your Intermediary for instructions and must follow all of the applicable instructions, including the deadline, provided by your Intermediary.
Can I appoint a proxyholder not named in the proxy card or voting instruction form?
The persons named in the enclosed proxy card or voting instruction form are directors or officers of the Company designated by management of the Company. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named by management of the Company in the enclosed proxy card to attend and act on such registered Shareholder’s behalf at the Annual and Special Meeting. Such right may be exercised by crossing out the names of management’s nominees and inserting the name of the person or company in the blank space provided in the enclosed proxy card or by completing another proxy card.
If you are a non-registered Shareholder and wish to appoint someone as their proxyholder, including yourself, to participate in the Annual and Special Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.
If I have appointed a proxyholder, how can they participate in and vote at the Annual and Special Meeting?
Shareholders who have appointed someone other than the management nominees as their proxyholder to participate in the Annual and Special Meeting as their proxy and vote their Shares must obtain a new Control Number. Obtaining a new Control Number is an additional step to be completed after you have appointed a proxyholder. To request a Control Number that will permit that proxyholder to participate in the Annual and Special Meeting, by 10:00 a.m. (Toronto time) on June 23, 2020, a Shareholder must complete the form available online at www. .com or send an email to TSX Trust at TMXEInvestorServices@tmx.com that includes the following information: the Shareholder’s name and address, the name Cronos Group Inc. and the number of Shares held. Failure to obtain a new Control Number will result in the proxyholder not receiving a Control Number that is required to participate in the Annual and Special Meeting, including asking questions and voting. Without a Control Number, proxyholders will not be able to participate in the Annual and Special Meeting but will be able to listen to the Annual and Special Meeting as a guest.
What do I do if I am located in the United States and hold my Shares through an Intermediary?
If you are a non-registered Shareholder located in the United States and wish to vote at the Annual and Special Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described herein, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary or contact your Intermediary to request a proxy card if you have not received one. After obtaining a valid proxy card from your Intermediary, you must then submit a copy of such legal proxy to TSX Trust. Requests for registration from non-registered Shareholders located in the United States that wish to participate in and vote at the Annual and Special Meeting or, if permitted, appoint a third party as their proxyholder must be sent by facsimile or by courier to: 416-595-9593 (if by facsimile), or TSX Trust Company, 100 Adelaide Street West, Suite 301, Toronto, Ontario, M5H 4H1, Canada (if by courier), and in both cases, must be labelled “Legal Proxy” and received no later than the voting deadline of 10:00 a.m. (Toronto time) on June 23, 2020. You will receive a confirmation of your registration by email after TSX Trust receives your registration materials.
What constitutes a quorum?
The Annual and Special Meeting will be held only if a quorum is present. A quorum will be present if the holders of 33 1/3% of the Shares outstanding as of 5:00 p.m., Toronto time, on the Record Date and entitled to vote on a matter at the Annual and Special Meeting are represented, directly or by proxy, at the Annual and Special Meeting. Shares represented by properly completed proxy cards or voting instruction forms either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Annual and Special Meeting. If Shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions, those Shares will be counted as represented at the Annual and Special Meeting for the purpose of determining whether a quorum is present at the Annual and Special Meeting.
Can I change or revoke my vote after I return my proxy card or voting instruction form?
Yes. In addition to revocation in any manner permitted by law, a registered Shareholder as of 5:00 p.m., Toronto time, on the Record Date who has returned a proxy card may revoke it at any time before it is voted at the Annual and Special Meeting by:
•completing and signing a proxy card bearing a later date, and delivering it to TSX Trust in accordance with the instructions (including the submissions deadlines) set out above;
•delivering a written statement expressly revoking such proxy, signed by the registered Shareholder or by the registered Shareholders’ attorney, who is authorized in writing, to:
◦the Corporate Secretary of the Company at 720 King Street West, Suite 320, Toronto, Ontario, M5V 2T3, at any time up to and including the last business day prior to the Annual and Special Meeting, or the business day preceding the day to which the Annual and Special Meeting is adjourned or postponed; or
◦the Chair of the Annual and Special Meeting prior to the start of the Annual and Special Meeting.
If a registered Shareholder has followed the process for participating in and voting at the Annual and Special Meeting online, voting at the Annual and Special Meeting online will revoke all previously submitted proxies. If a registered Shareholder is using their Control Number to log in to the Annual and Special Meeting and the terms and conditions are accepted, this will revoke any and all previously submitted proxies and will provide such registered Shareholder with the opportunity to vote by online ballot on the matters put forth at the Annual and Special Meeting. If a registered Shareholder does not wish to revoke a previously submitted proxy, the terms and conditions should not be accepted, in which case such registered Shareholder can only listen to the Annual and Special Meeting by logging in as a guest.
A non-registered Shareholder who wishes to revoke their voting instructions must complete, sign and submit a voting instruction form bearing a later date or contact their Intermediary in respect of such instructions and comply with any applicable requirements imposed by such Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.

Who will count the votes?
A representative of our transfer agent and registrar, TSX Trust, will act as scrutineer at the Annual and Special Meeting and will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.
Who pays to prepare, mail and solicit the proxies?
The Company pays all of the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. In addition to soliciting proxies through the mail by means of this Proxy Statement, we may solicit proxies by advertisement, telephone, online or personally by directors or officers or other employees of the Company without additional compensation. The Company asks Intermediaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the Intermediaries for their expenses in forwarding the proxy materials. In addition to solicitation by advertisement, telephone, facsimile, email or personal contact by its directors, officers and employees, the Company has retained the services of Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of approximately $15,000 plus reasonable out of pocket expenses. The costs of solicitation will be borne by the Company.
How will my Shares be voted if I sign, date and return my proxy card or voting instruction form?
If you sign, date and return your proxy card or voting instruction form and indicate how you would like your Shares voted, your Shares will be voted or withheld from voting as you have instructed. If you sign, date and return your proxy card or voting instruction form but do not indicate how you would like your Shares voted, your proxy will be voted:
•“FOR” the election of each of the seven director nominees named in this Proxy Statement;
•“FOR” the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement;
•For the option of having an advisory (non-binding) vote approving the compensation of our NEOs every “ONE YEAR”).
•“FOR” the ordinary resolution approving the 2020 Omnibus Plan;
•“FOR” the special resolution approving the Continuance; and
•“FOR” the appointment of KPMG to serve as the Company’s independent registered public accounting firm for fiscal year 2020 and the authorization of the Board to fix KPMG’s remuneration.
How will broker non-votes be treated?
A “broker non-vote” occurs when a broker who holds its customer’s Shares in street name submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.
Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. Shares for which U.S. brokers have not received instructions from their customers will only be permitted to vote on the following proposal:

•To appoint KPMG to serve as the Company’s independent registered public accounting firm for fiscal year 2020 and to authorize the Board to fix KPMG’s remuneration.
Shares for which U.S. brokers have not received instructions from their customers will not be permitted to vote on the following proposals:
•to elect the seven director nominees named in this Proxy Statement to the Board;
•to approve, on an advisory (non-binding) basis, the compensation of the NEOs as disclosed in this Proxy Statement;
•to advise, on an advisory (non-binding) basis, as to the frequency of future “say on pay” votes;
•to approve the 2020 Omnibus Plan; or
•to approve the Continuance.
Does the Company have cumulative voting?
Shareholders have no cumulative voting rights with respect to the election of directors.
What if other matters come up during the Annual and Special Meeting?
If any matters other than those referred to in the Notice of Annual and Special Meeting properly come before the Annual and Special Meeting, the individuals named in the accompanying proxy card or voting instruction form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, Cronos is not aware of any business other than the items referred to in the Notice of Annual and Special Meeting that will be considered at the Annual and Special Meeting.
How do I contact the Corporate Secretary of the Company?
In several sections of this Proxy Statement, we suggest that you should contact the Corporate Secretary of the Company to follow up on various items. You can reach our Corporate Secretary by writing to 720 King Street West, Suite 320, Toronto, Ontario, M5V 2T3.
Principal Holders of Voting Securities.
As of the date of this Proxy Statement, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote at the Annual and Special Meeting, other than Altria Group, Inc. (“Altria”), as indirect beneficial owner of 156,573,537 Shares or approximately 45% of the issued and outstanding Shares as of March 20, 2020 (calculated on a non-diluted basis).
Your vote is important.
Because many Shareholders cannot participate in the Annual and Special Meeting, it is necessary that a large number be represented by proxy in order to satisfy that a quorum be present to conduct business at the Annual and Special Meeting. Whether or not you plan to participate in the Annual and Special Meeting, prompt voting will be appreciated. Shareholders can vote their Shares via the Internet or by facsimile. Instructions for using this convenient service are provided on the proxy card or voting instruction form. Of course, you may still vote your Shares on the proxy card or voting instruction form. To do so, we ask that you complete, sign, date and return the enclosed proxy card or voting instruction form promptly in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials
for the Annual and Special Meeting of Shareholders to Be Held on Thursday, June 25, 2020:
This Proxy Statement and Our Annual Report on Form 10-K for the Year Ended December 31, 2019 (as amended) Are Available Free of Charge at:
ir.thecronosgroup.com/financial-information/annual-meeting.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Board of Directors
The Company’s articles provide that the Board shall consist of a minimum of one and a maximum of ten directors. In accordance with the Company’s by-laws, the Board has determined that seven directors will be elected at the Annual and Special Meeting. Each director will hold office from the date of the Annual and Special Meeting until the close of the next annual meeting of Shareholders or until the successor of such director has been duly elected and/or appointed in accordance with the articles and by-laws of the Company, the Investor Rights Agreement dated as of March 8, 2019 between the Company and Altria (the “Investor Rights Agreement”), and applicable law.
The Investor Rights Agreement provides that, for so long as Altria, Maple Acquireco (Canada) ULC, Altria Summit LLC and each of their respective controlled affiliates (the “Altria Group”) continues to beneficially own at least 40% of the issued and outstanding Shares, and the size of the Board is seven directors, the Company will nominate for election as directors to the Board four individuals designated by Altria (each, an “Altria Nominee”). In addition, for so long as Altria Group continues to beneficially own greater than 10% but less than 40% of the issued and outstanding Shares, Altria is entitled to designate a number of Altria Nominees that represents Altria Group’s proportionate share of the number of directors comprising the Board (rounded up to the next whole number) based on the percentage of the issued and outstanding Shares beneficially owned by the Altria Group at the relevant time. At least one Altria Nominee must be “independent” as defined in the Investor Rights Agreement (“Investor Rights Agreement Independent”) as long as Altria has the right to designate at least three individuals to be nominated for election as directors to the Board and the Altria Group’s beneficial ownership of the issued and outstanding Shares does not exceed 50%. The meaning of Investor Rights Agreement Independent differs from the meaning of the term “independent” as defined under applicable NASDAQ listing standards and the NASDAQ marketplace rules (the “NASDAQ Rules”) and as defined in National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”). Directors who are not Investor Rights Agreement Independent may still be independent under the applicable NASDAQ Rules and/or NI 58-101. Jody Begley, Bronwen Evans, Murray Garnick and Heather Newman are the Altria Nominees. Other than the Altria Nominees, the nominees for election as directors of the Company were selected by a majority of the Board’s independent directors within the meaning of such term under the applicable NASDAQ Rules.
Nominees for Election as Directors at the Annual and Special Meeting
The Board has not established a formal nominating committee. Rather, the Board has determined that compliance with the NASDAQ Rules, which require that director nominees (other than the Altria Nominees) are recommended for the Board’s selection by independent directors within the meaning of such term under applicable NASDAQ Rules constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, with the independence requirements applicable to such directors to be confirmed at such time, adequately encourages an objective nomination process. Individuals are selected with the desired experience and qualifications, taking into account the needs of the Board at the time. In making its recommendations, the Board’s independent directors consider:
•the attributes and skills that the Board considers to be necessary for the Board, as a whole, to possess;
•the attributes and skills that the Board considers each existing director to possess;
•the attributes and skills each new nominee will bring to the boardroom;
•whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member; and
•diversity criteria, pursuant to the Company’s Diversity Policy as further described below under “– Diversity.”

Each of the director nominees below is currently a director of the Company. The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers.”

Director Name	Age	Director Since	Residency	Principal Occupation
Michael Gorenstein	33	2015	New York, NY United States	Chairman, President and Chief Executive Officer of Cronos
Jason Adler(1)(2)(3)	48	2016	Pacific Palisades, CA United States	Co-founder and Managing Member of Gotham Green Partners
Jody Begley(1)	48	2019	Midlothian, VA United States	Senior Vice President, Tobacco Products of Altria
Bronwen Evans(1)(2)(3)	50	2019	Toronto, ON Canada	Chief Talent Officer, Medcan
Murray Garnick(1)	60	2019	Manakin Sabot, VA United States	Executive Vice President and General Counsel of Altria
Heather Newman(1)	43	2019	Midlothian, VA United States	Senior Vice President, Corporate Strategy of Altria
James Rudyk(1)(2)(3)	53	2018	Oakville, ON Canada	Executive Vice President and Chief Financial Officer of Sofina Foods Inc.

(1) “Independent” within the meaning of such term under the applicable NASDAQ Rules.
(2) “Independent” within the meaning of such term under NI 58-101.
(3) Investor Rights Agreement Independent.
In considering the nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Board’s independent directors have concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees.
There are no family relationships among any directors and executive officers. Each nominee has indicated a willingness to serve and has consented to being named in this Proxy Statement, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees is not available for election, proxies may be voted for the election of other persons selected by the Board unless the proxy specifies the Shares are to be withheld from voting in the election of the directors. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Shareholders have no cumulative voting rights with respect to the election of directors.
Required Vote
With regard to the election of the director nominees you may select “For” or “Withhold”. A plurality of the votes cast at the Annual and Special Meeting is necessary to elect each director nominee.
However, under the Majority Voting Policy any nominee for director who does not receive a greater number of votes “for” his or her election as a director than votes “withheld” from voting is required to tender his or her resignation to the Board for consideration by the independent directors of the Company promptly following the Annual and Special Meeting. The independent directors of the Company will consider the resignation and will provide a recommendation to the Board within 45 days following the Annual and Special Meeting. The Board will consider the recommendation of the independent directors of the Company and determine whether to accept such recommendation within 90 days of the Annual and Special meeting. Absent exceptional circumstances, the Board shall accept the resignation which will be effective upon such acceptance. A news release will be issued promptly by the Company announcing the Board’s determination, including, if applicable, the reasons for rejecting the resignation. A director who tenders his or her resignation will not participate in any meetings to consider whether the resignation shall be accepted.
A copy of the Majority Voting Policy is available on the Company’s website at ir.thecronosgroup.com/governance/documents-charters.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding each director, director nominee and executive officer of the Company.

Name	Age	Position
Michael Gorenstein	33	Director, Chairman, President and Chief Executive Officer
Jason Adler	48	Director
Jody Begley	48	Director
Bronwen Evans	50	Director
Murray Garnick	60	Director
Heather Newman	43	Director
James Rudyk	53	Director
Todd Abraham	65	Chief Innovation Officer
Jerry Barbato	44	Chief Financial Officer
Jeff Jacobson	34	General Manager, Canada and Europe
Robert Rosenheck	53	Chief Executive Office of Redwood Wellness, LLC (“Redwood Wellness”)
Anna Shlimak	34	Senior Vice President, Corporate Affairs
Xiuming Shum	34	Executive Vice President, Legal and Regulatory Affairs

A brief biography of each person who serves as a director or executive officer of Cronos is set forth below:
Michael Gorenstein is the Chairman, President and Chief Executive Officer of Cronos. Mr. Gorenstein is also a Co-founder and passive Member of Gotham Green Partners. Before joining the Company, Mr. Gorenstein was the Vice President and General Counsel at Alphabet Partners, LP, a New York City based multi-strategy investment management firm, focused on identifying mispriced assets across various industries, asset classes and geographies. Prior to Alphabet Partners, LP, he was a corporate attorney at Sullivan & Cromwell LLP where he focused on mergers and acquisitions and capital markets transactions. Mr. Gorenstein graduated from the University of Pennsylvania Law School with a Juris Doctor, the Wharton School at University of Pennsylvania with a certificate in Business Economics and Public Policy and the Kelley School of Business at Indiana University with a Bachelor of Science Business in Finance. The combination of Mr. Gorenstein’s leadership capabilities and business and legal background, as well as his deep knowledge of the cannabis and U.S. hemp business, make him an ideal director and Chairman of the Board.
Jason Adler is the Co-founder and Managing Member of Gotham Green Partners, a private equity firm focused primarily on early-stage investing in companies in the cannabis industry. Prior to co-founding Gotham Green, Mr. Adler was the cofounder and Chief Executive Officer of Alphabet Partners, LP, a New York City based multi-strategy investment management firm, focused on identifying mispriced assets across various industries, asset classes and geographies. Prior to Alphabet Partners, LP, Mr. Adler also founded Geronimo, LLC, a broker dealer and member of the American Stock Exchange, that made markets in equity options, and he began his career as a Market Maker at G&D Trading. Mr. Adler graduated with a Bachelor of Arts from the University of Rhode Island. Mr. Adler’s extensive experience in the cannabis industry as well as in assisting startup companies to grow into successful, mature companies make Mr. Adler a valuable director.
Jody Begley currently serves as Senior Vice President, Tobacco Products for Altria, where he oversees more than $24 billion in net revenues. Prior to Mr. Begley’s current role, he served as President and General Manager of Nu Mark from July 2015 until May 2018, leading the company’s development and marketing of innovative tobacco products for adult smokers and vapers. He joined Philip Morris USA in 1995 and has held various leadership positions at several Altria companies, including Vice President, Brand Management, PM USA; Vice President, Strategy & Business Development; Vice President, Marketing & Promotion Services; Vice President, Brand Management, Smokeless; and Vice President, Customer & Marketing Services. Mr. Begley is a graduate of the University of Tennessee-Knoxville where he received a Bachelor of Science in Industrial Engineering in 1993, and a Master of Business Administration in 1995. He also serves on the Board for the Boys & Girls Clubs in the metro Richmond area. Mr. Begley was appointed a director by Altria.
Bronwen Evans is the Chief Talent Officer at Medcan with executive oversight on talent-related functions, including recruitment, development and retention. Ms. Evans was a Founding Director of the True Patriot Love Foundation, where she served as its first CEO from 2012 to 2019 and raised record funds to support 25,000 Canadian military and veteran families. Before that, Ms. Evans was the Vice President of Marketing and Corporate Affairs at Medcan Health Management, and became the company’s first Chief Privacy Officer. She is a recipient of The Queen’s Diamond Jubilee Medal (2012) and currently serves as Director, Secretary and Chair of the Governance Committee of Kingsway College School. Ms. Evans holds a Bachelor of Arts in Philosophy with Honors from McGill University, and a Master of Arts in Philosophy with a concentration in Biomedical Ethics from Carleton University. Ms. Evans was appointed a director by Altria.
Murray Garnick serves as Executive Vice President and General Counsel of Altria. In his role since 2017, he leads the company’s Law Department, Regulatory Affairs and Regulatory Sciences. Mr. Garnick previously served as Deputy General Counsel for Altria Client Services, a subsidiary of Altria, which provides professional services and support to Altria and its operating companies. At Altria, Mr. Garnick has led the legal support for sales, marketing, regulation, and product development and intellectual property matters. He has also supervised the management of tobacco, health and all other litigation brought against Altria and its operating companies. Prior to joining Altria in 2008 as Senior Vice President, Litigation and Associate General Counsel, Mr. Garnick served for more than two decades as a senior litigation partner at the law firm of Arnold & Porter in Washington, D.C. Mr. Garnick received his Bachelor of Arts from the University of Georgia and his Juris Doctor from the University of Georgia School of Law. Mr. Garnick was appointed a director by Altria.
Heather Newman serves as Senior Vice President, Corporate Strategy of Altria. In her role, she oversees Altria’s Strategy and Business Development as well as its Advanced Analytics, Investor Relations and Corporate Communications. Previously, Ms. Newman served as President and Chief Executive Officer for Philip Morris USA, where she led the company’s efforts to responsibly manufacture and market its brands, including Marlboro, the leading cigarette brand in all 50 U.S. states, and IQOS, to adult tobacco consumers in a financially disciplined way. Since 1999, Ms. Newman held numerous leadership roles in Sales and Brand Management including Vice President & General Manager, Marlboro, the leading cigarette brand in all 50 states. Ms. Newman received her undergraduate business degree from Saint Joseph’s University’s Erivan K Haub School of Business and completed her Master of Business Administration at Saint Joseph’s University with a concentration in Marketing in 2005. She serves on the Board of Directors of the Virginia Mentoring Partnership, The Executive Advisory Council for the University of Richmond Robins School of Business, as well as on the Board of Visitors for Saint Joseph’s University. Ms. Newman was appointed a director by Altria.
James Rudyk is currently the Chief Financial Officer at Sofina Foods Inc., a Canadian manufacturer of primary and further processed protein products for retail and foodservice customers as well as international markets. Prior to Sofina Foods, he was the Chief Financial Officer of Roots Corporation, a Canadian premium outdoor lifestyle brand publicly traded on the TSX, a position he held from January 2016 until August 2019. Mr. Rudyk is a seasoned executive with more than 25 years of financial and operational experience, and a track record of supporting ambitious growth plans. Prior to joining Roots Corporation, Mr. Rudyk served as the Chief Financial Officer of Shred-It International Inc. from 2009 to 2015, where he was instrumental in helping the company grow from approximately $200 million to over $700 million in revenue and expand to more than 17 countries around the world. He also served as Chief Financial Officer and Chief Operating Officer of Canada Cartage Systems Limited from 2004 to 2009. He received his Bachelor of Arts and Master of Accounting degree from the University of Waterloo. Mr. Rudyk is also a Chartered Professional Accountant and holds an ICD.D designation from the Institute of Corporate Directors. Mr. Rudyk’s financial and accounting experience, together with his experience with growth companies, make him a valuable director.

Todd Abraham is Cronos’s Chief Innovation Officer. Prior to joining the Company in August 2019, Dr. Abraham was Senior Vice President of Research and Nutrition for Mondelēz International (formally Kraft Foods), and was responsible for worldwide technology development and strategy, scientific screening, nutritional science and communication, consumer guidance testing, analytical programs, research and development training and intellectual property strategy for a $35 billion multi-national business. Prior to Mondelēz, Dr. Abraham served in various research and development, technology, marketing and product development roles for The Pillsbury Company and Procter & Gamble. Dr. Abraham received his Bachelor of Science degree in Chemistry at Brown University and his Doctor of Philosophy in Chemistry from the University of Pennsylvania and his Master of Business Administration in Strategic Planning from the Wharton School at University of Pennsylvania.
Jerry Barbato is the Chief Financial Officer of Cronos. Mr. Barbato joined Cronos with 20 years of experience in strategic planning, corporate financial analysis and services, and brand management. Prior to joining Cronos, he held various roles within the Altria family of companies. Mr. Barbato joined Altria in 2003 and served in leadership roles within the Finance, Strategy & Business Development and Marketing functions, and most recently held the role of Senior Director of Corporate Strategy. He has broad experience in both finance and operating roles, as well as managing operations in regulated international markets. Mr. Barbato supported the Marlboro brand and provided analysis that shaped brand strategies for Altria’s smokeable segment. He also served as Assistant General Manager for a joint venture, Richmark GmbH, in Zurich, Switzerland. Mr. Barbato holds a Bachelor of Science in Accounting from Marquette University and a Master of Business Administration from the University of Maryland, University College.
Jeff Jacobson is the General Manager of Canada and Europe for Cronos. As General Manager of Canada and Europe, Mr. Jacobson is responsible for implementing and defining the strategy and execution across all areas of the Canadian and European business including sales, marketing and manufacturing operations. Prior to joining Cronos in December 2016, Mr. Jacobson founded a Toronto based marketing agency and successfully launched and licensed several innovative software products in the mobile industry. As a co-founder of Peace Naturals, Mr. Jacobson’s expertise and experience in licensing and compliance, new business development, project management and resource management help Cronos lead in domestic and international markets.
Robert Rosenheck is the Chief Executive Officer of Redwood Wellness, a wholly owned subsidiary of Cronos and a U.S. hemp-derived CBD brand and products platform. In his role, Mr. Rosenheck oversees Cronos’ operations, marketing and brand strategy for the U.S. hemp-derived CBD market. Mr. Rosenheck is also co-founder of the Lord Jones™ brand, which was the first hemp-derived CBD brand to be sold at both Sephora and SoulCycle. Prior to launching Lord Jones™ in 2013, Mr. Rosenheck was a partner at CAPOBIANCO, a Los Angeles-based creative agency specializing in launching and growing innovative brands, from 2007 until 2015. His past clients include General Mills, Sony Music, Puma, Credit Suisse, Paramount Pictures and Random House Publishing Group. Mr. Rosenheck received his Bachelor of Arts in Communications from the University of Pennsylvania.
Anna Shlimak is the Company’s Senior Vice President of Corporate Affairs and responsible for managing and directing the organization’s internal and external communications, government affairs and investor relations. Prior to joining the Company, Ms. Shlimak was the Head of Investor Relations at Quest Partners LLC, a research driven alternative investment firm. Ms. Shlimak was responsible for business development, investor reporting, marketing and communication initiatives for the fund. Previously, Ms. Shlimak held a range of diverse roles at the New York Stock Exchange in both the New York and London offices. Most recently, Ms. Shlimak was on the Investor Relations Team within the Corporate Finance Group, where she was responsible for developing relationships with investors and sell side analysts, as well as all creating investor communication and reporting. She received a Master of Business Administration from Columbia Business School and holds a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.
Xiuming Shum is the Executive Vice President, Legal and Regulatory Affairs of Cronos. Ms. Shum manages the legal and regulatory affairs functions at Cronos, which informs the Company’s strategy and execution. Ms. Shum has a decade of transactional and in-house experience in mergers and acquisitions and regulatory change management. Prior to joining Cronos, Ms. Shum served as in-house counsel at BNP Paribas’ Corporate and Institutional Banking division in New York and London, where she provided advice to senior management on disruptive and transformative legislative changes, such as the BASEL banking reforms, the United Kingdom’s expected withdrawal from the European Union, and the Dodd-Frank Wall Street Reform and Consumer Protection Act. Previously, she was a corporate attorney at Sullivan & Cromwell LLP in New York, where she focused on mergers and acquisitions in large, complex cross-border transactions in diverse industries, including alcohol and spirits, insurance, banking, private equity, and hedge funds. Ms. Shum is a New York-qualified attorney, holding a Juris Doctor from Columbia Law School where she was a Harlan Fiske Stone Scholar and a first-class Bachelor of Laws degree from University College London in the U.K.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE

Overview
The Board considers good corporate governance practices to be an important factor in the overall success of the Company. Under NI 58-101 and National Policy 58-201 Corporate Governance Guidelines, the Company is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, the Company is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Act”) and the applicable rules adopted by the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Act, as well as the NASDAQ Rules.
The Board is responsible for the oversight of the business and affairs of the Company. The Board oversees the development of the Company’s strategic plan and the ability of management to continue to deliver on the corporate objectives. The Board Mandate is attached as Appendix B to this Proxy Statement.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to the Company’s external auditors, external legal counsel and to the Company’s officers.
Meetings
The Board held six meetings in 2019. Five Board members attended 100% of these meetings. One Board meeting (the “Redwood Board Meeting”) had been convened to consider the Company’s proposed acquisition of four operating subsidiaries of Redwood Holding Group, LLC (collectively, “Redwood”). Because Mr. Gorenstein is a Co-founder and passive Member and Mr. Adler is a Co-founder and Managing Member of a Delaware limited partnership that held an interest in Redwood Holding Group, LLC, in order to address the potential and perceived conflict of interest, each of Messrs. Gorenstein and Adler recused himself from all discussions and considerations of, and of voting upon, any matters relating to the proposed transaction. Other than the Redwood Board Meeting, Messrs. Gorenstein and Adler attended all of the Board meetings in 2019. Board members who served on the Audit Committee and the Compensation Committee attended 100% of the committee meetings held in 2019 on which they served.
Director Independence
The Board is currently comprised of seven directors: Michael Gorenstein (Chairman), Jason Adler, Jody Begley, Murray Garnick, Heather Newman, Bronwen Evans and James Rudyk. Please see the biographies of individual directors under “Directors and Executive Officers”.
The Board has determined that three of the seven directors of the Company (or approximately 43% of the nominees), namely Mr. Adler, Ms. Evans and Mr. Rudyk, have no material relationship with the Company, either directly or indirectly, which could, in the view of the Board, be reasonably expected to interfere with the exercise of such individual’s independent judgment, and are “independent” within the meaning of such term under the applicable NASDAQ Rules and NI 58-101. As Altria is the parent company of Maple Acquireco (Canada) ULC, the beneficial owner of approximately 45% of the Shares (calculated on a non-diluted basis), for the purposes of NI 58-101, the Company is considered to be “controlled” by Altria. As such, Messrs. Begley and Garnick and Ms. Newman are not “independent” within the meaning of such term under NI 58-101 (but are considered to be “independent” within the meaning of such term under the applicable NASDAQ Rules) as they are the Senior Vice President, Tobacco Products, the Executive Vice President and General Counsel and the Senior Vice President, Corporate Strategy, respectively, of Altria. Messrs. Begley and Garnick and Ms. Newman are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules, other than for Audit Committee purposes. Mr. Gorenstein is not “independent” within the meaning of such term under the applicable NASDAQ Rules and NI 58-101 as he is the Chairman, President and Chief Executive Officer of the Company.

While the majority of the directors of the Company are not independent within the meaning of such term under NI 58-101, only Mr. Gorenstein is a member of management, and thus the Board believes that it is able to exercise independent judgment in carrying out its responsibilities. In addition, to facilitate the exercise of independent supervision over management, the Board has provided for the role of an independent lead director (the “Independent Lead Director”) as described further under “Board Leadership Structure and Qualifications” below. This role is currently held by Mr. Rudyk.
The directors who are independent within the meaning of such term under NI 58-101 meet in executive session, without the presence of non-independent directors and members of management, in conjunction with each regularly scheduled meeting of the Board. During 2019, six executive sessions were held. These executive sessions are led by the Independent Lead Director. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including members of management, being present on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.
Board Leadership Structure and Qualifications
Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, and financial position and performance. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors must advise the Chairman of the Board in advance of accepting an invitation to serve on the board of another public corporation.
Currently, Michael Gorenstein serves as our President and Chief Executive Officer and as Chairman of our Board, and James Rudyk serves as the Independent Lead Director of our Board. The primary focus of the Independent Lead Director is to provide leadership to ensure that the Board functions independently of management of the Company and non-independent directors and to foster the effectiveness of the Board. The Independent Lead Director acts as a liaison between the independent directors and the Chairman and:
•chairs all Board meetings when the Chairman is not in attendance;
•seeks to stimulate debate;
•seeks to provide adequate time for discussion of issues, facilitate consensus, encourage full participation and discussion by individual directors and confirm that decision-making is reached and accurately recorded;
•works with the Chairman to ensure that the appropriate committee structure is in place and makes recommendations for appointment to such committees; and
•together with the Chairman, ensures that the responsibilities of the Board are effectively carried out in compliance with the Board’s mandate and that the functions of the Board delegated to the committees of the Board are effectively carried out and reported to the Board.
Position Descriptions
The Board has written position descriptions for the Chairman of the Board, Independent Lead Director, chairs of the Board committees and the CEO. The Board Mandate and the charters for the committees set out in writing the responsibilities of the Board and the committees for supervising management of the Company.

Orientation and Continuing Education
All new directors are provided with an initial orientation regarding the nature and operation of the Company’s business and its strategy and as to the role of the Board and its committees, as well as the legal obligations of a director of the Company. Directors are periodically updated on these matters.
In order to orient new directors as to the nature and operation of the Company’s business, they are given an opportunity to meet with key members of the management team to discuss the Company’s business and activities. In addition, new directors receive copies of Board materials, corporate policies and procedures, and other information regarding the business and operations of the Company.
Board members are expected to keep themselves current with industry trends and developments and are encouraged to communicate with management and, where applicable, auditors and advisors of the Company. Board members have access to the Company’s external and in-house legal counsel in the event of any questions or matters relating to their corporate and director responsibilities and to keep themselves current with changes in legislation. Board members have full access to the Company’s records. In addition, external counsel and other external advisors of the Company will be regularly invited to present to the Board at Board meetings on topics and trends facing public companies and private companies in the cannabis industry.
The orientation and continuing education process are reviewed on an annual basis by the Board and revised as necessary.
Board Oversight of Risk Management
The role of our Board in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer and the other members of senior management having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees taking an active role in the management of critical business risks and providing oversight of risk management and control processes.
The Company’s senior management is responsible for reporting to the Board on the principal risks associated with the Company’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by senior management to the Board at each regularly scheduled Board meeting.
The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management and reviewing the adequacy of the Company’s internal control over financial reporting. The Compensation Committee has primary responsibility for the Company’s compensation policies, plans and practices regarding both executive compensation and the compensation structure generally and in particular, reviews the Company’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by the Company’s employees.
Committees of Our Board of Directors
The standing committees of our Board consist of the Audit Committee and the Compensation Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. The following table summarizes the current membership of the Board and each of its committees:

Director Name	Audit Committee	Compensation Committee
Michael Gorenstein
Jason Adler(1) (2)	Member	Member
Jody Begley(1)		Chair
Bronwen Evans(1) (2)	Member
Murray Garnick(1)
Heather Newman
James Rudyk(1) (2)	Chair	Member

(1) “Independent” within the meaning of such term under the applicable NASDAQ Rules.
(2) “Independent” within the meaning of such term under NI 58-101.
Our Board has adopted a charter for each of the two standing committees that addresses the composition and function of each committee. Copies of such materials are available on our website at ir.thecronosgroup.com/governance/documents-charters.
The Investor Rights Agreement also provides that, subject to certain exceptions, for so long as Altria is entitled to designate one or more Altria Nominees, Altria may appoint to each committee established by the Board such number of Altria Nominees that represents Altria’s proportionate share of the number of directors comprising the applicable Board committee based on the percentage of our issued and outstanding Shares beneficially owned by the Altria Group at the relevant time.
Audit Committee.
The Company has a separately designated standing Audit Committee established in accordance with the NASDAQ Rules. The Audit Committee is currently comprised of three directors of the Company: James Rudyk (Chair), Jason Adler and Bronwen Evans, all of whom are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules.
The Board has determined that James Rudyk, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” for purposes of the SEC’s rules. The SEC has indicated that the designation of Mr. Rudyk as an audit committee financial expert does not make him an “expert” for any purpose, impose any duties, obligations or liabilities on him that are greater than those imposed on other members of the Audit Committee and the Board who do not carry this designation or affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.
The members of the Audit Committee are appointed by the Board, and each member of the Audit Committee serves at the pleasure of the Board until the member resigns, is removed or ceases to be a member of the Board.
The responsibilities and operation of the Audit Committee are set out in the Audit Committee Charter, a copy of which is available on the Company’s website at ir.thecronosgroup.com/governance/documents-charters.
Compensation Committee.
The Compensation Committee is currently comprised of three directors of the Company: Jody Begley (Chair), Jason Adler, and James Rudyk. Messrs. Rudyk and Adler are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules and NI 58-101. Mr. Begley is not considered to be “independent” within the meaning of such term under NI 58-101 but is considered to be “independent” within the meaning of such term under applicable NASDAQ Rules. In order to ensure that the compensation process remains objective:
•the Board is required to review and evaluate all recommendations and decisions put forward by the Compensation Committee regarding the design of the Company’s compensation plans, including any equity-based compensation and executive compensation; and
•both the Board and the Compensation Committee hold meetings at which non-independent directors of the Company are not present.
The Compensation Committee is responsible for approval of, or making recommendations to the Board with respect to, the compensation of the executive officers of the Company and making recommendations to the Board with respect to the compensation of the directors of the Company.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Nomination of Directors
The Board has not established a formal nominating committee. Rather, the Board has determined that compliance with the NASDAQ Rules, which require that director nominees (other than the Altria Nominees) are recommended for the Board’s selection by independent directors within the meaning of such term under applicable NASDAQ Rules constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, with the independence requirements applicable to such directors to be confirmed at such time, adequately encourages an objective nomination process. Individuals are selected with the desired background and qualifications, taking into account the needs of the Board at the time. In making recommendations, the Board’s independent directors consider:
•the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess;
•the competencies and skills that the Board considers each existing director to possess;
•the competencies and skills each new nominee will bring to the boardroom;
•whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member; and
•diversity criteria, pursuant to the Diversity Policy (as defined herein) as further described below under “– Diversity”.
See “Proposal No. 1–Election of Directors” above for a discussion of Altria’s right to designate director nominees under the Investor Rights Agreement. The Board’s independent directors will consider director candidates recommended by Shareholders and the Company’s by-laws contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a Shareholder, which are further described under “Shareholder Recommendations for Director Nominations” below.

Diversity
The Board has adopted a written policy concerning diversity on the Board and in senior management (the “Diversity Policy”). The Board believes that diversity is important to ensure that Board members and senior management possess the necessary range of perspectives, experience and expertise required to achieve the Company’s objectives and deliver for its stakeholders. The Company believes that diversity mitigates the risk of group think, ensures that the Company has the opportunity to benefit from all available talent and enhances, among other things, its organizational strength, problem-solving ability and opportunity for innovation. The Diversity Policy states, among other things, that the Board should consider diversity criteria including, but not limited to, any characteristic that can be used to differentiate groups and people from one another such as gender, geographical representation, education, religion, ethnicity, race, nationality, culture, language, aboriginal or indigenous status and other ethnic distinctions, sexual orientation, political affiliation, family and marital status, age, disability, and industry experience and expertise, when determining the composition of the Board. It is an objective of the Company that diversity be considered when hiring members of the Company’s senior management and in connection with succession planning. There are currently two women on the Board (representing 29% of the directors of the Company) and two women in executive officer positions (representing 29% of the executive officers of the Company).
The Company has not adopted targets regarding the representation of women on the Board or in executive officer positions. The Company monitors the level of representation of women on the Board and in senior management positions.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code”), a written code of business conduct and ethics for the Company’s directors, officers and employees. The Code sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. The Company’s contractors, suppliers and third-party vendors are also expected to meet the standards contained in the Code.
The Board has delegated responsibility for monitoring compliance with the Code and for investigating and enforcing matters related to the Code to management, who will report breaches of the Code to the Company’s Legal department or for matters regarding accounting, internal accounting controls and other auditing matters to the Audit Committee or for matters involving the Chief Executive Officer or any other senior executive or financial officer of the Company to any member of the Board. The Company’s Legal department or Audit Committee, as applicable, will promptly address all allegations of non-compliance with the Code and recommend corrective actions to local or head office management, as appropriate. The Company’s Executive Vice President, Legal and Regulatory Affairs is responsible for allegations relating to the most serious violations of the Code. The Company’s Executive Vice President, Legal and Regulatory Affairs reports regularly to the Board and the Audit Committee regarding serious suspected and confirmed Code violations. Any waivers of the Code can only be granted by the Company’s Executive Vice President, Legal and Regulatory Affairs or the Chief Executive Officer and any such waivers are reported to the Audit Committee. Waivers of the Code for executive officers and senior management may only be granted by the Board or the Audit Committee and will be disclosed to Shareholders as required under applicable law.
Directors and executive officers are required by the Code to promptly disclose any potential conflict of interest that may arise. If a director or executive officer has a material interest in an agreement or transaction, the Code requires them to declare the interest in writing or request to have such interest entered in the minutes of meetings of directors and, where required by applicable law, abstain from voting with respect to the agreement or transaction. The Code requires the prior approval of the other members of the Board prior to any director accepting an appointment as a director or officer of a competitor or competing business, or becoming otherwise professionally engaged with a competitor or competing business.
A copy of the Code is available on the Company’s website at ir.thecronosgroup.com/governance/documents-charters.

Conflicts of Interest Policy
The Board has adopted a Conflicts of Interest Policy (the “Conflicts Policy”) that applies to the Company’s directors, officers and employees. The Conflicts Policy also applies to employees of affiliates and/or joint ventures controlled by or under common control of the Company (other than the Altria Group). The Conflicts Policy establishes the ethical standards and accountability expected of such persons in situations where there may be a conflict of interest. The Conflicts Policy is in addition to any requirements imposed by the Code, the Related Party Transactions Policy (as defined herein) and the requirements of the Investor Rights Agreement, which, among other things, requires the prior approval of an Independent Committee (as such term is defined in the Investor Rights Agreement) for any transaction between any member of Altria Group and the Company or any of its subsidiaries, subject to certain exceptions.
The Conflicts Policy sets out the Company’s commitment to avoiding actual or perceived conflicts of interest and the obligation of the Company’s directors, officers and employees to disclose such situations. In addition to the requirements of the Conflicts Policy, directors are required to complete an annual questionnaire (the “Director Questionnaire”) with respect to any material interests or relationships that are, or could be perceived to be, an actual or potential conflict of interest with their obligation to act in the best interests of the Company, including details of the extent and nature of the actual, potential or perceived conflict of interest. Directors are also required to disclose any new actual, potential or perceived conflicts of interest if they become aware of them following the completion of the Director Questionnaire.
Insider Trading Policy; Hedging Transaction
In addition to the Code, the Company has an insider trading policy (the “Insider Trading Policy”) relating to the trading in securities of the Company by directors, officers and employees of the Company and its subsidiaries, and certain persons related to any such persons.
Among other things, the following transactions by directors and employees of the Company are prohibited by the Insider Trading Policy:
•speculating in securities of the Company;
•pledging securities of the Company as collateral for a loan;
•buying the Company’s securities on margin;
•short sales of the Company’s securities;
•transactions in puts or calls; and
•purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of securities of the Company held, directly or indirectly, including equity securities granted as compensation.
Board and Committee Assessment
The Board is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees and the contribution of individual directors. Assessments of the Board and its committees will consider the Board mandate and the relevant committee charter, as the case may be. Assessments of individual directors will consider the position description and skills and competencies applicable to that individual. The full Board will discuss the collective assessment to determine what, if any, actions should be taken to improve effectiveness.

Director Term Limits
The Board has not adopted a term limit for directors. In light of the tenures of the nominees for election to the Board at the Annual and Special Meeting and the nature of the industry in which the Company operates, the Board does not believe that adopting a term limit for directors is necessary or appropriate at this time.
Shareholder Communications with the Board of Directors
Shareholders and other interested parties who wish to communicate with our Board may do so by writing to the Corporate Secretary of the Company at the address of the Company’s headquarters. The non-management directors have established procedures for the handling of communications from Shareholders and other interested parties and have directed our Corporate Secretary to act as their agent in processing any communications received. Communications that relate to matters that are within the scope of the responsibilities of our Board and its committees are to be forwarded to the Independent Lead Director.
Communications that relate to matters that are within the responsibility of one of the committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of our Board’s responsibilities, such as customer complaints, are to be sent to the appropriate Company personnel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of March 20, 2020 for (i) all persons known by us to own beneficially more than 5% of our outstanding Shares, (ii) each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein, (iii) each of our directors and (iv) all of our directors, NEOs and other current executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each Shareholder listed below is c/o Cronos Group Inc., 720 King Street West, Suite 320, Toronto, Ontario, M5V 2T3.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned [1]	Percent of Class
Greater than 5% Shareholders
Altria Group, Inc.[2]	234,088,530	52.54%

Directors and Named Executive Officers
Michael Gorenstein[3]	13,142,120	2.95%
Jason Adler[4]	15,747,471	3.53%
Jody Begley	—	—
Bronwen Evans	—	—
Murray Garnick	—	—
Heather Newman	—	*
James Rudyk	123,737	*
Jerry Barbato	7,522	*
Xiuming Shum	307,855	*
Robert Rosenheck[5]	2,051,156	*
William Hilson	1,425,664	*
David Hsu	2,109,934	*
Directors, NEOs and other current executive officers of the Company as a group (15 persons)	31,792,674	7.93%

* Less than 1%.
(1)  Amount of Shares shown includes (i) Shares subject to options which may be exercised within 60 days as follows: Gorenstein – 3,216,894 Shares, Adler – 2,563,541 Shares, Rudyk – 87,500 Shares, Barbato – 7,522 Shares, Shum – 307,855 Shares and all directors, NEOs and other current executive officers of Cronos as a group – 6,589,125 Shares; (ii) Shares receivable upon the exercise of warrants which may be exercised within 60 days as follows: Gorenstein – 8,635,776 Shares, Adler – 3,987,132 Shares and all directors, NEOs and other current executive officers of Cronos as a group – 12,622,908 Shares.
(2)  The amount reported represents 156,573,537 Shares directly held by Maple Acquireco (Canada) ULC and beneficially owned by Altria, with respect to which Altria, Altria Summit LLC, Maple Holdco (Bermuda) Ltd, and Maple Acquireco (Canada) ULC have shared dispositive power and voting power and 77,514,993 Shares receivable upon the exercise of the Altria Warrant directly held by Altria Summit LLC, which is beneficially owned by Altria.
(3)  Excludes 503,478 Shares beneficially owned by Gotham Green 1, L.P. and 2,014,228 Shares beneficially owned by Gotham Green GP 1, LLC, as Michael Gorenstein is a non-managing member of Gotham Green Partners and therefore does not have beneficial ownership of such Shares.

(4) The amount reported represents 503,478 Shares beneficially owned by Gotham Green Fund 1, L.P., 2,014,228 Shares beneficially owned by Gotham Green Fund 1(Q), L.P. and 13,229,765 Shares beneficially owned by Jason Adler (which includes Shares subject to options and receivable upon the exercise of warrants which may be exercised within 60 days as set forth in Note 2 above). Gotham Green GP 1, LLC is the general partner of Gotham Green Fund 1, L.P. and Gotham Green Fund 1(Q), L.P., and Mr. Adler is the Managing Member of Gotham Green GP 1, LLC. Mr. Adler may be deemed to have beneficial ownership and shared dispositive and voting power with respect to 503,478 Shares beneficially owned by Gotham Green Fund 1, L.P. and 2,014,228 Shares beneficially owned by Gotham Green Fund 1(Q), L.P. Mr. Adler disclaims that he is the beneficial owner of such Shares.
(5)  Excludes 366,486 restricted share units, which are subject to vesting. Includes 19,879 Shares held by Mr. Rosenheck’s spouse for which Mr. Rosenheck disclaims beneficial ownership. Includes 1,997,086 Shares held by Laurel Canyon Associates, LLC, which is wholly owned by a family trust, of which Mr. Rosenheck and his spouse are the sole trustees.
Altria Strategic Investment
Pursuant to the Subscription Agreement dated December 7, 2018 (the “Subscription Agreement”), upon closing of the Altria Group’s investment in us (the “Altria Investment”) on March 8, 2019, the Company issued to certain wholly owned subsidiaries of Altria 149,831,154 Shares for total proceeds to the Company of approximately C$2.4 billion (approximately $1.8 billion). The aggregate purchase price for the Altria Investment was funded by the general working capital of Altria, including a portion of Altria’s proceeds from the issuance of seven series of SEC registered senior unsecured notes in February 2019. As a result of the Altria Investment, as of the closing date of the Altria Investment, the Altria Group beneficially held an approximately 45% ownership interest in the Company (calculated on a non-diluted basis) and, if exercised in full on such date, the exercise of the one warrant held by the Altria Group (the “Altria Warrant” represented and evidenced by the “Altria Warrant Certificate”) would have resulted in the Altria Group holding a total ownership interest in the Company of approximately 55% (calculated on a non-diluted basis). Since the closing of the Altria Investment, the Altria Group has exercised its top-up rights, as discussed further below, each time that top-up rights have been available for exercise, other than in connection with its top-up rights for the fiscal quarter ended December 31, 2019. As of March 20, 2020, the Altria Group beneficially held 156,573,537 Shares and has not exercised the Altria Warrant.
Investor Rights Agreement
On March 8, 2019, in connection with the closing of the Altria Investment, we entered into the Investor Rights Agreement with Altria pursuant to which Altria received certain governance rights which are summarized below.
Board Representation
See “Proposal No. 1–Election of Directors” above for a discussion of Altria’s right to designate director nominees under the Investor Rights Agreement.
The Investor Rights Agreement also provides that, subject to certain exceptions, for so long as Altria is entitled to designate one or more Altria Nominees, we agree to appoint to each committee established by the Board such number of Altria Nominees that represents Altria’s proportionate share of the number of directors comprising the Board (rounded up to the next whole number) based on the percentage of our issued and outstanding Shares beneficially owned by the Altria Group at the relevant time.
Approval Rights
The Investor Rights Agreement also grants Altria, until the Altria Group beneficially owns less than 10% of our issued and outstanding Shares, approval rights over certain transactions that may be taken by us. We have agreed that we will not (and will use our commercially reasonable efforts to cause our affiliates not to), without the prior written consent of Altria:
•consolidate or merge into or with another person or enter into any similar business combination;

•acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, business or operations with an aggregate value of more than C$100,000,000, in a single transaction or a series of related transactions;
•subject to certain exceptions, adopt any plan or proposal for a complete or partial liquidation, dissolution or winding up of the Company or any of our significant subsidiaries, or any reorganization or recapitalization of the Company or any of our significant subsidiaries, or commence any claim seeking relief under any applicable laws relating to bankruptcy, insolvency, conservatorship or relief of debtors;
•sell, transfer, caused to be transferred, exclusively license, lease, pledge or otherwise dispose of any of our or any of our significant subsidiaries’ assets, business or operations in the aggregate with a value of more than C$60,000,000;
•except as required by applicable law, make any changes to our policy with respect to the declaration and payment of any dividends on our Shares;
•subject to certain exceptions, enter into any contract or other agreement, arrangement, or understanding with respect to, or consummate, any transaction or series of related transactions between us or any of our subsidiaries, on the one hand, and any related parties, on the other hand, involving consideration or any other transfer of value required to be disclosed pursuant to Item 404 of Regulation S-K promulgated pursuant to the United States Securities Act of 1933;
•enter into any contract or other agreement, arrangement or understanding with respect to, or consummate, any transaction or series of related transactions between us or any of our subsidiaries, on the one hand, and certain specified persons; or
•engage in the production, cultivation, advertisement, marketing, promotion, sale or distribution of cannabis or any Related Products and Services (as defined below) in any jurisdiction, including the U.S., where such activity is prohibited by applicable law as of the date of the Investor Rights Agreement (subject to certain limitations).
Exclusivity Covenant
Pursuant to the terms of the Investor Rights Agreement, until the earlier of:
(i) the six-month anniversary of the date that the Altria Group beneficially owns less than 10% of our issued and outstanding Shares; and
(ii) the six-month anniversary of the termination of the Investor Rights Agreement,
Altria has agreed to make us and the other members of the Altria Group its exclusive partner for pursuing cannabis opportunities throughout the world (subject to certain limited exceptions).
In particular, Altria has agreed not to, directly or indirectly, and shall cause the other members of the Altria Group not to, directly or indirectly:
•develop, produce, manufacture, cultivate, advertise, market, promote, sell or distribute any cannabis or products derived from or intended to be used in connection with cannabis or services intended to relate to cannabis (such products and services, collectively, “Related Products and Services”) anywhere in the world, other than (A) pursuant to any Commercial Arrangement (as defined under “— Commercial Arrangements” below), or (B) pursuant to a contract approved by an independent committee of our Board (or, at any time when Altria Nominees do not represent a majority of the Board, if fully disclosed to and approved by a majority of the independent members of the Board), entered into by and among or by and between, us and/or one or more of our subsidiaries, on the one hand, and any one or more members of the Altria Group, on the other hand (such other contract, an “Approved Company Agreement”);
•acquire or make any investment in or otherwise beneficially own any interests in, or lend any money or provide any guarantee to, any person that develops, produces, manufactures, cultivates, advertises, markets, promotes, sells and/or distributes cannabis or any Related Products and Services, other than (A) pursuant to any Commercial Arrangement, on the terms and subject to the conditions of the Investor Rights Agreement, Subscription Agreement and the Altria Warrant Certificate, or (B) to us and/or any of our subsidiaries, so long as any such acquisition or investment is pursuant to an Approved Company Agreement;
•use or allow the use of any of their respective trade names, trademarks, trade-secrets or other intellectual property rights in connection with any person that develops, produces, manufactures, cultivates, advertises, markets, promotes, sells and/or distributes cannabis or any Related Products and Services, other than (A) pursuant to any Commercial Arrangement, or on the terms and subject to the conditions of the Investor Rights Agreement, Subscription Agreement, the Altria Warrant Certificate and the Commercial Arrangement, or (B) to us and/or any of our subsidiaries, so long as any such use of trade names, trademarks, trade-secrets or other intellectual property rights with us and/or any of our subsidiaries is pursuant to an Approved Company Agreement; or
•contract with or arrange for any third party (other than us or any of our subsidiaries) to do any of the foregoing.
Pre-Emptive Rights and Top-Up Rights
Pursuant to the terms of the Investor Rights Agreement, Altria, provided the Altria Group continues to beneficially own at least 20% of our issued and outstanding Shares, will have a right to purchase, directly or indirectly by another member of the Altria Group, upon the occurrence of certain issuances of Shares by us (including issuances of Shares to Ginkgo Bioworks Inc. (“Ginkgo”) under the collaboration and license agreement (the “Ginkgo Collaboration Agreement”) dated September 1, 2018 between Gingko and the Company (each, a “Ginkgo Issuance”)) (each, a “Triggering Event”) and subject to obtaining the necessary approvals, up to such number of Shares issuable in connection with the Triggering Event which will, when added to the Shares beneficially owned by the Altria Group immediately prior to the Triggering Event, result in the Altria Group beneficially owning the same percentage of our issued and outstanding Shares that the Altria Group beneficially owned immediately prior to the Triggering Event (in each case, calculated on a non-diluted basis). The price per Share to be paid by Altria pursuant to the exercise of these pre-emptive rights will be, subject to certain limited exceptions, the same price per Share at which the Shares are sold in the relevant Triggering Event; provided that if the consideration paid in connection with any such issuance is non-cash, the price per Share that would have been received had such Shares been issued for cash consideration will be determined by an independent committee (acting reasonably and in good faith); provided further that the price per Share to be paid by Altria pursuant to the exercise of its pre-emptive rights in connection with a Ginkgo Issuance will be C$16.25 per Share.
In addition to (and without duplication of) the aforementioned pre-emptive rights, the Investor Rights Agreement provides Altria with top-up rights, exercisable on a quarterly basis, whereby, subject to obtaining the necessary approvals and for so long as the Altria Group beneficially owns at least 20% of our issued and outstanding Shares, Altria (or another member of the Altria Group to which it has assigned such right) shall have the right to subscribe for such number of Shares in connection with any Top-Up Securities (as defined herein) that we may, from time to time, issue after the date of the Investor Rights Agreement, as will, when added to the Shares beneficially owned by the Altria Group prior to such issuance, result in the Altria Group beneficially owning the same percentage of our issued and outstanding Shares that the Altria Group beneficially owned immediately prior to such issuance. “Top-Up Securities” means any of our Shares issued:

•on the exercise, conversion or exchange of our convertible securities issued prior to the date of the Investor Rights Agreement or on the exercise, conversion or exchange of our convertible securities issued after the date of the Investor Rights Agreement in compliance with the terms of the Investor Rights Agreement, in each case, excluding any of our convertible securities owned by any member of the Altria Group;
•pursuant to any share incentive plan of the Company;
•on the exercise of any right granted by us pro rata to all Shareholders to purchase additional Shares and/or other securities of the Company (other than a right issued in a rights offering in which Altria had the right to participate);
•in connection with bona fide bank debt, equipment financing or non-equity interim financing transactions with our lenders, in each case, with an equity component; or
•in connection with bona fide acquisitions (including acquisitions of assets or rights under a license or otherwise), mergers or similar business combination transactions or joint ventures undertaken and completed by us, in each case, other than (A) Shares issued pursuant to Altria’s pre-emptive right and (B) Shares issued pursuant to the Ginkgo Collaboration Agreement.
The price per Share to be paid by Altria pursuant to the exercise of its top-up rights will be, subject to certain limited exceptions, the volume-weighted average price of our Shares on the TSX for the ten full days preceding such exercise by Altria (or another member of the Altria Group to which it has assigned such right); provided that the price per Share to be paid by Altria pursuant to the exercise of its top-up rights in connection with the issuance of Shares pursuant to the exercise of options or warrants that were outstanding on the date of closing of the Altria Investment will be C$16.25 per Share without any setoff, counterclaim, deduction or withholding.
Standstill Covenant
For a period commencing on the date of the Investor Rights Agreement and ending on the earlier of (i) the date on which the Altria Warrant has been exercised in full by Altria, and (ii) the expiry or termination of the Altria Warrant, the Investor Rights Agreement provides that, without the prior approval of an independent committee of the Board, no member of the Altria Group shall, directly or indirectly, acquire our Shares (other than upon settlement of any Shares issued, sold and delivered pursuant to the proper exercise of rights contemplated by the Altria Warrant Certificate or the exercise of pre-emptive rights or top-up rights): (A) on the TSX, the NASDAQ or any other stock exchange, marketplace or trading market on which our Shares are then listed; (B) through private agreement transactions with existing holders of Shares; or (C) in any other manner or take any action which would require any public announcement with respect to any of the foregoing; provided that nothing shall prohibit any member of the Altria Group from making a take-over bid or commencing a tender offer, in each case, to acquire not less than all of our issued and outstanding Shares (other than any such Shares beneficially owned by any member of the Altria Group and its affiliates) in accordance with applicable law.
Registration Rights
The Investor Rights Agreement provides the Altria Group with the right, subject to certain limitations and to the extent permitted by applicable law, to require us to use reasonable commercial efforts to file a prospectus under applicable securities laws and/or a registration statement, qualifying our Shares held by the Altria Group for distribution in Canada and/or the U.S. In addition, the Investor Rights Agreement provides the Altria Group with the right to require us to include our Shares held by the Altria Group in any proposed distribution of Shares in Canada and/or the U.S. by us for our own account.

Commercial Arrangements
In connection with the Altria Investment, we and Altria and/or one or more other members of the Altria Group have entered into certain commercial support arrangements (the “Commercial Arrangements”), pursuant to which Altria provides us with strategic advisory and consulting services on matters which may include research and development, marketing, advertising and brand management, government relations and regulatory affairs, finance, tax planning, logistics and other corporate administrative matters. The services under the Commercial Arrangements are provided on customary terms and for a services fee payable by us that is equal to Altria’s reasonably allocated costs plus 5%.

COMPENSATION DISCUSSION AND ANALYSIS

Throughout this Compensation Discussion & Analysis (“CD&A”), we describe our executive compensation philosophy, program and decisions made in 2019 for our NEOs. For a complete understanding of the executive compensation program, this disclosure should be read in conjunction with the Summary Compensation Table and other executive compensation-related disclosure included in this Proxy Statement.
For 2019, the Company’s NEOs included the Chairman, President and Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the former Chief Commercial Officer (who served as the Chief Commercial Officer until December 31, 2019 and CFO until April 15, 2019) and the Company’s next three most highly compensated executive officers. The following individuals are the NEOs for the year ended December 31, 2019:

Name	Position
Michael Gorenstein	Chairman, President and CEO
Jerry Barbato	CFO
David Hsu	Former Chief Operations Officer (until December 31, 2019) and Former Chief Operating Officer (until October 7, 2019)
Robert Rosenheck	Chief Executive Officer, Redwood Wellness
Xiuming Shum	Executive Vice President, Legal and Regulatory Affairs, formerly General Counsel (until May 21, 2019)
William Hilson	Former Chief Commercial Officer (until December 31, 2019) and Former CFO (until April 15, 2019)

Executive Summary
Overview of Executive Compensation Program
The cannabis industry occupies a nascent space that is rapidly evolving due to legal and regulatory changes, competitive pressures and changes in the economy and market conditions. As a result, we believe it will take discipline, deliberate strategic growth and flexibility to succeed and create value in the long term.
In 2019, the Company’s business entered a stage where we would benefit from short-term incentives to drive shorter-term business objectives and long-term incentive equity grants to encourage executive retention. As a result, the Company had the opportunity to evaluate its legacy compensation practices and policies and define a go-forward approach tailored to our business and talent objectives. The Compensation Committee determined that the objectives of the executive compensation program are to reward strong performance and attract and retain core top talent.
Our executive compensation program is designed to attract, motivate and encourage long-term commitment from talented and high-performing executives to lead the Company’s global success in creating disruptive intellectual property by advancing cannabis research, technology and product development, developing a portfolio of iconic brands, and establishing an efficient global supply chain and expanding its production and distribution capabilities globally. Our program is further designed to advance our Shareholders’ interests by creating, and reinforcing, a pay for performance philosophy and culture. In addition to emphasizing long-term growth, our compensation program seeks to attract talented executives by offering a competitive base salary and short-term incentives, which encourage our executives to achieve short-term financial goals. The Compensation Committee has the responsibility for establishing, developing and implementing these programs while ensuring an appropriate level of risk-taking by the Company’s executives.

The direct compensation for our NEOs in 2019 was designed to consist of base salary, short-term incentives and annual grants of equity in the form of options to purchase Shares (“Stock Options”) vesting quarterly over four years. In setting target compensation, the Compensation Committee reviewed the total compensation opportunity for each executive compared to comparable executives within the Cronos Peer Group (as defined below), along with other comparative factors. In 2019, the Board, with a recommendation from the Compensation Committee, adopted a short-term incentive compensation program (the “STIC Program”) in order to drive and reinforce the Company’s growth culture. Payments under the STIC Program are based on the employee’s achievement of predetermined performance goals for the Company as well as the employee’s achievement of individual performance goals.
The following table summarizes what we do and what we don’t do in connection with executive compensation. The notable features of the Company’s 2019 executive compensation program, which were designed to align with “best practice” compensation governance, are provided below.

What We Do	What We Don’t Do
Make pay decisions aligned with our compensation philosophy	Guarantee short-term cash incentive amounts
Regularly review the competitiveness and appropriateness of pay levels for senior executives versus industry peers	Re-price or back-date equity awards
Deliver the majority of executive compensation in “at risk”, variable incentives	Issue equity awards with an exercise price below market
Pay for performance, with the actual value received from incentive awards directly aligned with key Company operating and financial results and individual goals	Gross-up the value of perquisites for taxes paid, other than in limited circumstances for business-related relocations and assignment-related benefits that are under our control
Grant equity-based long-term incentives which vest over multi-year periods	Offer egregious executive benefits and perquisites
Reinforce an ownership culture, with long-term incentives settled in shares	No “single-trigger” payments upon a change of control
Prohibit pledging, hedging and other securities transactions intended to lock in the gain on share price growth
Retain external and independent advisors to support the Compensation Committee on executive compensation decisions throughout the year

2019 Strategic Accomplishments
Our compensation decisions for 2019 were driven by our overarching goal of creating value for Shareholders. In pursuing this goal, we focused on four core strategic priorities: (i) growing a portfolio of iconic brands that resonate with consumers; (ii) developing a diversified global sales and distribution network; (iii) establishing an efficient global supply chain; and (iv) creating and monetizing disruptive intellectual property in the industries in which we operate.

In March 2019, Altria closed the Altria Investment, which resulted in Altria beneficially holding a 45% ownership interest in us (calculated on a non-diluted basis). Our strategic partnership with Altria provides us with additional financial resources, product development and commercialization capabilities and regulatory expertise to better position ourselves to compete in the global cannabis industry.
We achieved other key strategic initiatives in 2019 that strengthened our foundation for long-term growth and success. These include:
•In April 2019, we established Cronos Device Labs, our Israel-based global R&D center for innovation. This state-of-the-art facility, which is equipped with advanced vaporizer technology and analytical testing infrastructure and is home to an experienced team of product development talent. The Cronos Device Labs’ team, with over 80 years of combined experience in vaporizer development, is comprised of product designers, mechanical, electrical and software engineers, and analytical and formulation scientists. This global R&D center is expected to significantly enhance Cronos’ innovation capabilities and accelerate development of next generation vaporizer products specifically tailored to cannabinoid use.
•In July 2019, we completed the acquisition of certain assets from Apotex Fermentation Inc., including a GMP-compliant fermentation and manufacturing facility in Winnipeg, Manitoba. The state-of-the-art facility, which will operate as “Cronos Fermentation,” includes fully equipped laboratories and two large scale microbial fermentation production areas, processing plants and bulk product and packaging capabilities. Cronos Fermentation is expected to provide the fermentation and manufacturing capabilities needed to capitalize on the progress underway in our R&D partnership with Ginkgo, the goal of which is to produce certain cultured cannabinoids at commercial scale with high quality and high purity.
•In September 2019, we acquired Redwood. Redwood manufactures, markets and distributes U.S. hemp-derived supplements and cosmetic products through e-commerce, retail and hospitality partner channels in the U.S. under the brand Lord Jones™, a luxury beauty and lifestyle brand focusing on high-quality U.S. hemp-derived personal care products. We plan to leverage Redwood’s capabilities to capitalize on significant demand to further create and scale U.S. hemp-derived consumer products and brands.
•In 2019, we added the provinces of Alberta, Saskatchewan, Manitoba, Quebec and New Brunswick to our Canadian distribution network for adult-use products. As a result of the addition of these provinces to our established distribution network in Ontario, British Columbia, Nova Scotia and Prince Edward Island, we now sell dried flower, pre-rolls, cannabis oils and vaporizers through our adult-use brands, Cove™ and Spinach™, to cannabis control authorities in nine provinces, which, as of December 31, 2019, represent approximately 98% of the Canadian population.
Key Changes to Our Compensation Program in 2020
For 2020, the Compensation Committee has implemented changes to our long-term incentive plan. Highlights of the new programs are summarized below.
Long-term Incentive Plan
Beginning in 2020, the Company will introduce grants of long-term incentives that could be in the form other than Stock Options, intended to attract, retain and motivate senior executives and key employees, align the interests of participants with Shareholders, and promote ownership of the Company’s equity. To facilitate future equity grants, the Board adopted the 2020 Omnibus Equity Incentive Plan (the “2020 Omnibus Plan”) on March 29, 2020, subject to Shareholder approval. For more information, see “Proposal No. 4—Approval of the 2020 Omnibus Plan.”

Under the 2020 Omnibus Plan, the Company will have flexibility to grant various forms of long-term incentive awards, including Stock Options, share appreciation rights (“Share Appreciation Rights”), restricted shares (“Restricted Shares”), restricted share units (“Restricted Share Units”), dividend equivalent rights (“Dividend Equivalent Rights”) and other share-based or cash-based awards. Equity grants may be settled in cash, Shares purchased in the market, or newly issued Shares from a reserve approved by Shareholders.
Historically, long-term incentives have been granted in the form of Stock Options. Subject to Shareholder approval of the 2020 Omnibus Plan, equity awards for 2020 will be granted in the form of Restricted Share Units, intended to reinforce share ownership and retention of participants. The Restricted Share Units will complement outstanding grants of Stock Options to provide a balanced focus on Shareholder value creation and share price appreciation.
Grants of Restricted Share Units for 2020 will vest ratably over three years and settle in newly issued Shares from treasury. Post-vesting and settlement in Shares, the actual value of compensation received from Restricted Share Units will be dependent on the value of the Share price on the date that a participant elects to sell his or her Shares. This relationship reinforces direct alignment with the interests of our Shareholders.
Governance of Executive Compensation
Framework for Compensation Decisions
Role of Compensation Committee
The Compensation Committee is currently comprised of three directors of the Company: Jody Begley (Chair), Jason Adler and James Rudyk. See “Board of Directors, Committees and Governance—Committees of Our Board of Directors—Compensation Committee.”
The Compensation Committee is responsible for reviewing and determining the compensation of the executive officers of the Company and for reviewing and making recommendations to the Board concerning the compensation of directors. Based on the recommendations of the Compensation Committee, the Board is responsible for determining the compensation paid to the directors of the Company.
The Compensation Committee considers the performance of the Company and the individual executive officers in executing their objectives to determine total compensation for the Company’s executive officers. The Compensation Committee also considers compensation data gathered from the Cronos Peer Group (as defined below), and general industry market data in making compensation decisions.
The Compensation Committee’s assessment of corporate performance for executive compensation purposes is based on a number of qualitative and quantitative factors including execution of ongoing projects and transactions, operational performance and progress on key growth initiatives. The NEOs do not automatically receive any particular award based on the Compensation Committee’s determination of the overall performance of the Company, but rather the determination establishes the background for the Compensation Committee’s subsequent review of each NEO’s individual performance. Further, the Compensation Committee makes its final determination of executive compensation in executive session not attended by the NEOs whose compensation is being deliberated.
Role of the CEO, CFO and the Human Resources Department
The Compensation Committee works with members of our management team, including our CEO and CFO to formulate the specific compensation plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies.
Generally, the CEO and CFO participate in meetings of the Compensation Committee at the Compensation Committee’s request to provide relevant background information regarding the Company’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The

Compensation Committee utilizes the information provided by the CEO and CFO along with input from its independent compensation consultant and the knowledge and experience of the Compensation Committee members in making compensation decisions.
Role of Compensation Consultant and Independence
The Compensation Committee retained Mercer (Canada) Limited (“Mercer”) in 2018 and through 2019 to assist in evaluating our executive compensation programs and in setting executive officer compensation. During fiscal 2019, at the direction of the Compensation Committee, Mercer assisted the Compensation Committee by providing services, including the following:
•participating in Compensation Committee meetings, as requested;
•reviewing and updating the Cronos Peer Group;
•conducting a comparison of the executive compensation to those of the Cronos Peer Group;
•updating the Compensation Committee on evolving compensation trends and best practices; and
•advising the Company on the competitiveness of our executive compensation program design and award values.
In order for the Compensation Committee to evaluate our executive compensation, Mercer supported the Compensation Committee in the development of the Cronos Peer Group, targeting companies in the cannabis, pharmaceutical and consumer products industries with similar market capitalization, and/or companies with whom we could potentially compete with for talent. Mercer benchmarked our aggregate pay, executive compensation program design and performance to those of the Cronos Peer Group.
Mercer is engaged directly by the Compensation Committee but regularly consulted with management in performing work requested or delegated by the Compensation Committee. Mercer did not perform any separate services for management.
The Compensation Committee has determined that Mercer is independent and that its work with the Compensation Committee during fiscal 2019 did not raise any conflict of interest.
In 2019, the Company’s management retained Willis Towers Watson to assist with reviewing and redesigning the long-term incentive plan for key employees, non-employee directors and consultants of the Company. This review continued into 2020, resulting in the adoption of the 2020 Omnibus Plan by the Board (as described in more detail below).
Compensation Governance Features
Insider Trading, Hedging and Pledging Policy. The Company’s insider trading policy applies to employees, officers, directors, consultants, secondees, interns and any third-party service providers who are in a position to possess inside information in the course of services provided to the Company (the “Covered Personnel”). The insider trading policy prohibits Covered Personnel from trading in our securities (or securities of any other publicly-traded issuer with which the Company does business) while in possession of material nonpublic information or during blackout periods, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy.
In addition, Covered Personnel are prohibited from, directly or indirectly, entering into any speculation, hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale, collar or other derivative security. The policy also prohibits Covered Personnel from pledging Shares as collateral for any loan, subject to exemption by the policy’s administrators on a case-by-case basis and other requirements and criteria set forth by the Company.
Anti-Fraud Policy. The Company’s anti-fraud policy sets out the Company’s expectations and requirements relating to the prohibition, recognition, reporting and investigation of suspected fraud, corruption, misappropriation and similar irregularities. Under the anti-fraud policy, any employee or director who violates the terms of such policy may be subject to disciplinary action up to and including termination or removal, as applicable, without notice.
Clawback Policy. The Company has a clawback policy adopted in February 2020 that applies to any current or former executive officer of the Company for purposes of Section 16 of the Exchange Act and any other employee who is designated by the Compensation Committee as a covered employee for purposes of the policy. The policy permits the Company to clawback any annual or long-term cash, equity or equity-based incentive or bonus compensation that either (i) is outstanding and unpaid covered award, whether vested or unvested, that was awarded to the covered employee; or (ii) was paid to and received by the covered employee (including gains realized through the exercise of Stock Options or share appreciation rights) during the three year period preceding the date of the clawback event. For purposes of the clawback policy, a “clawback event” means the occurrence of any of the following:
•a material restatement of all or a portion of the Company’s financial statements;
•a covered award was awarded to, or received by, the covered employee based on a financial statement, performance goal or metric that was materially inaccurate;
•the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty or nolo contendere to, (x) a felony offense under U.S. state or federal law, an indictable offense under the Criminal Code (Canada) or a comparable offense under the law of any other jurisdiction or (y) any crime involving moral turpitude, fraud, dishonesty, bribery or theft; or
•engaging in any act (including without restriction, an act of sexual or other harassment as determined by the Company) which is a violation of any law, rule, regulation or the Company’s Code of Business Conduct and Ethics, in each case, that causes material financial, reputational or other harm to the Company, as determined by the Compensation Committee in its sole discretion.
Risk Management. Among other duties, the Compensation Committee is responsible for reviewing the Company’s incentive compensation arrangements and determining whether those arrangements require modification to ensure that they do not encourage inappropriate or unintended risk taking. In its assessment, the Compensation Committee reviewed the Company’s compensation structure and noted numerous ways in which risk is potentially mitigated by practices and policies that include: the balanced mix between short- and long-term incentives; the use of multiple performance measures for short-term cash incentive awards of the NEOs; prohibitions against speculating, short-selling and hedging; prohibition on pledging of securities; and the existence of an anti-fraud policy. In light of its analysis, the Compensation Committee believes that the architecture of the Company’s compensation programs provides various safeguards to protect against undue risk-taking.
Tax and Accounting Considerations
The Compensation Committee considers tax deductibility and other tax implications when designing the executive compensation program. However, the Compensation Committee believes that there are certain circumstances where the provision of compensation that is not fully tax deductible, including by reason of Section 162(m) of the Internal Revenue Code, is more consistent with our compensation philosophy and objectives. The Compensation Committee retains discretion and flexibility to award non-deductible compensation to our NEOs as it deems appropriate and in furtherance of its compensation philosophy and objectives.

Discussion and Analysis of 2019 Compensation
Compensation Philosophy
The Compensation Committee believes that Shareholder interests are advanced if the Company assembles, motivates and rewards a high-performing management team. To promote this objective, the Compensation Committee developed the executive compensation program with the following goals in mind:
•attract and encourage a long-term commitment from talented executives necessary to lead the Company and advance Shareholders’ interests;
•position us competitively among the companies against which we recruit and compete for talent;
•align compensation with the Company’s business objectives and performance; and
•motivate NEOs to enhance long-term Shareholder value.
Benchmarking Target Compensation
The Company’s level of compensation for its NEOs was compared to compensation paid by a group of peer companies approved by the Compensation Committee (the “Cronos Peer Group”). The companies selected to be part of the Cronos Peer Group were companies in the cannabis, broader pharmaceutical and consumer products industries that could potentially compete with the Company for talent and of similar size, complexity and operational scope based on then-current financials and operating model.
With respect to pay decisions regarding the 2019 NEO compensation, the Cronos Peer Group was comprised of the following 14 companies.

Company	Industry	Revenue (last 12 months) ($) (millions)	Market capitalization as of December 31, 2019 ($) (millions)
Aphria Inc.	Pharmaceuticals	338.0	1,290.2
Aurora Cannabis Inc.	Pharmaceuticals	221.2	2,209.1
CannTrust Holdings Inc.	Pharmaceuticals	41.2	128.0
Canopy Growth Corporation	Pharmaceuticals	259.4	7,174.6
Corby Spirit and Wine Limited	Distillers and Vintners	113.6	328.5
Green Thumb Industries Inc.	Pharmaceuticals	161.4	1,988.0
GW Pharmaceuticals plc	Pharmaceuticals	220.1	3,232.0
iAnthus Capital Holdings Inc.	Pharmaceuticals	53.1	245.8
Knight Therapeutics Inc.	Pharmaceuticals	10.6	774.8
OrganiGram Holdings Inc.	Pharmaceuticals	70.2	375.7
The Green Organic Dutchman Holdings Ltd.	Pharmaceuticals	7.3	176.8
HEXO Corporation	Pharmaceuticals	42.5	563.3
The Supreme Cannabis Company Inc.	Pharmaceuticals	36.3	168.2
Zynerba Pharmaceuticals Inc.	Pharmaceuticals	0.1	140.0
Cronos Group Inc.	Pharmaceuticals	23.8	2,678.9
(1) All financials in the table above are from S&P Capital IQ as of December 31, 2019.

(2) Revenue values were converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019. Market capitalization values were converted C$ to USD using the December 31, 2019 Bloomberg exchange rate of C$1.00 to $0.7698.
Elements of Compensation
Rather than strictly applying formulas and weightings to forward-looking performance objectives, which may lead to unintended consequences for compensation purposes, the Compensation Committee exercises its discretion and uses its sound judgment in making compensation determinations. For this reason, the Compensation Committee does not measure performance using pre-set formulas in determining compensation awards for NEOs.
The Compensation Committee’s comprehensive assessment of the overall business performance of the Company, including corporate performance against objectives (both quantitative and qualitative), business circumstances and, where appropriate, relative performance against peers, provides the context for individual NEO evaluations for total direct compensation.
The NEOs provide services pursuant to employment agreements, described in more detail below, which provide for fixed base salaries and certain benefits. Pursuant to their employment agreements, the NEOs are also eligible to receive performance-based incentive compensation. Fixed compensation and performance-based incentive compensation together represents total direct compensation.
A rapidly developing regulatory environment along with the nascent and emerging nature of the cannabis industry, markets and products make the kind of executive talent required to support the Company’s growth and expansion plans and designing a compensation structure to attract and retain such talent challenging. Industry practices have not stabilized and therefore compensation data analysis in the market remains relatively erratic. Market data and practices analysis comes with a need for business judgement and interpretation of underlying business conditions. The Compensation Committee considers the Company’s business strategy, the expertise of its executives, and the ongoing evolution of industry and competitive compensation practices in establishing tailored pay programs that will attract and retain its executive talent.
In determining appropriate compensation levels, the Compensation Committee considers, in addition to market data and practices:
•the executive’s experience, performance, contributions, and job proficiency;
•any retention risks and succession planning considerations;
•best practices and regulatory considerations; and
•internal equity relative to other executives.
Base Salary
Base salaries for our NEOs are intended to reflect the scope of their responsibilities, performance, skills and experience as compared with relevant and comparable market talent. Base salaries are fixed pursuant to each NEO’s employment agreement and are reviewed periodically by the Compensation Committee.

NEO	Base Salary as of 12/31/2018(1)	Base Salary as of 12/31/2019(2)	Percentage Increase
Michael Gorenstein	$200,000	$391,920	96%
Jerry Barbato	—	$226,108	N/A
David Hsu	$173,498	$293,940	69%
Robert Rosenheck	—	$250,000	N/A
Xiuming Shum	$134,943	$226,108	68%
William Hilson(3)	—	$131,896	N/A
(1) The amounts reported for each of the NEOs other than Mr. Gorenstein are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7711 for the 12-month period ended December 31, 2018.
(2) Reflects base salaries in effect on December 31, 2019. As described in more detail below, all of the NEOs (except for Mr. Gorenstein) entered into new employment agreements during Fiscal 2019, providing for new base salaries. Mr. Gorenstein and the Company orally amended his employment agreement in Fiscal 2019 to provide for a new base salary. The amounts reported for each of the NEOs other than Mr. Rosenheck are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
(3) Mr. Hilson was engaged by the Company during 2018 as a consultant as described in more detail below.
Short-Term Incentive Compensation
Short-term cash incentives are intended to reward executives for achieving the Company’s financial and business objectives (the “Business Performance”) and each executive’s own individual performance (the “Individual Performance”). The 2019 short-term cash incentive target as a percentage of base salary for each NEO was determined by the Compensation Committee after consideration of the executive’s position, scope of responsibilities, ability to influence Company results and competitive pay practices among the Cronos Peer Group and general industry market data. Short-term cash incentives are paid only after both the Company Performance and the Individual Performance results are assessed against targeted levels of performance. No individual is guaranteed a short-term incentive bonus amount.
Prior to 2019, the Company has had no formal or discretionary short-term cash incentives and as such, the total cash compensation was below market levels. In 2019, the Company implemented the STIC Program to better align the compensation mix of executives with market competitive practices, reduce reliance on long-term equity based incentive compensation (as further discussed below), to improve internal equity within the organization and to better assist in the attraction and retention of future executive talent to support the Company’s strategic growth plans and expansion globally.
As described in more detail below, the Company entered into an employment agreement on August 1, 2019 with Mr. Rosenheck and Redwood Wellness (the “Rosenheck Agreement”) in connection with the acquisition of Redwood on September 5, 2019 (the “Redwood Acquisition”). The Rosenheck Agreement does not provide for an annual target bonus opportunity and therefore pursuant to the terms of the Rosenheck Agreement, no short-term incentive compensation was granted in respect of 2019, and he is not included in the descriptions that follow.
Target Incentive Amounts
The table below shows the target 2019 short-term incentive opportunities for each of our NEOs, expressed as a percentage of base salary and in dollars (each, a “Target Incentive Amount”).

NEO(1)	Base Salary as of 12/31/2019	Short-Term Incentive Target as Percentage of Base Salary	Target Incentive Amount(2)
Michael Gorenstein	$391,920	150%	$587,880
Jerry Barbato	$226,108	100%	$226,108
David Hsu	$293,940	100%	$293,940
Xiuming Shum	$226,108	100%	$226,108
William Hilson	$131,896	86%	$113,431
(1)  Excludes Mr. Rosenheck, whose compensation arrangements are described in more detail below. Messrs. Hilson and Hsu resigned from their positions as Chief Commercial Officer and Chief Operations Officer, respectively, effective as of December 31, 2019. Under the terms and conditions of their employment agreements, Messrs. Hilson and Hsu were not eligible for 2019 short-term incentive compensation.
(2) The amount reported for each of the NEOs is a percentage of his or her 2019 base salary converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
Performance Measures
For 2019, 60% of the actual amount of an NEO’s short-term incentive compensation payout under the 2019 STIC Program (the “NEO 2019 Bonus Amount”) is based on the Company’s Business Performance results against performance targets (the “Business Performance Rating”), with quantitative Business Performance results adjusted based on qualitative Business Performance factors. The remaining 40% of the NEO 2019 Bonus Amount is based on Individual Performance results (the “Individual Performance Rating”).
2019 Short-term Incentive Payout
The actual amount of an NEO’s 2019 short-term incentive payout will be determined by the following formula, subject to a maximum payout equal to 130% of the Target Incentive Amount:

Target Incentive Amount ($)
X
Business Performance Rating (%)
X
Business Performance Weighting (60%)
=
Business Performance Portion of NEO 2019 Bonus Amount ($)
+
Target Incentive Amount ($)
X
Individual Performance Rating (%)
X
Individual Performance Weighting (40%)
=
Individual Performance Portion of NEO 2019 Bonus Amount ($)
=
NEO 2019 Bonus Amount ($)

In the first quarter of 2020, the Audit Committee, with the assistance of outside counsel and forensic accountants, conducted a review of certain bulk resin purchases and sales of products through the wholesale channel. On March 17, 2020, the Company, on the recommendation of the Audit Committee and after consultation with

KPMG, determined that it will be required to restate its previously issued unaudited interim financial statements for the first, second and third quarters of 2019 that were previously filed on Form 6-K on May 9, 2019, August 8, 2019 and November 12, 2019, respectively. In light of the restatement, the Compensation Committee decided to defer making final determinations of the 2019 short-term incentive payouts for each NEO until remediation steps have been taken and internal controls over financial reporting are enhanced. Once determined, the Company will report the final 2019 short-term incentive payments on Form 8-K.
Business Performance Rating
For 2019, the Compensation Committee identified three key indicators to measure Business Performance (the “Business Performance Components”). The Business Performance Rating is calculated by taking the average of the ratings for each Business Performance Component and, subject to the sole discretion of the Compensation Committee, adjusting this result up or down based on qualitative Business Performance factors identified by the Compensation Committee.
Targets for each Business Performance Component were aligned to what we believed to be the expectations of our investors at the time of setting the 2019 annual budget. The Business Performance Components for 2019 are:
•Net Revenue is the Company’s net revenue on a consolidated basis. This is considered a key measure of growth and expansion of the Company’s business.
•Adjusted EBITDA* is the Company’s net income or loss on a consolidated basis, excluding interest expense, interest income, deferred income tax expense or recovery, share-based payments, unrealized change in the fair value of biological assets, realized fair value adjustments on inventory sold, financing and transaction costs, gain on revaluation of derivative liabilities, gain on revaluation of financial liability, share of income or loss from investments in equity accounted investees, gain or loss on investments, depreciation and amortization. This measure ensures that growth is achieved in a cost-effective manner and that cost efficiencies and productivity enhancements are pursued throughout the Company.
•Production Volume (kilograms) is the volume of our cannabis produced at our facilities. This was considered a reasonably accurate available measure of organic growth of our operations for 2019 given the state of the cannabis market at the time, which was focused on capacity and licenses and prior to the Company’s entry into the U.S. This performance objective may not be relevant in future years as the Company’s operations and supply chain evolve, market prices for cannabis materials decrease and the Company balances its own growing capacity with supply from third parties to remain focused on its asset-light strategy.
Under the 2019 STIC Program, each Business Performance Component rating may range from 0% to 130%, where achieving the Target corresponds to a 100% rating for the Business Performance Component. Each of the Business Performance Components is subject to a minimum performance threshold (the “Threshold”) and a maximum performance level (the “Maximum”). If a Threshold is not met for a particular Business Performance Component it will be scored as 0% when calculating the Business Performance Rating. Actual Business Performance results that meet or exceed the Maximum will result in a score of 130% for the corresponding Business Performance Component.

For 2019, the rating for each Business Performance Component can be calculated as follows:

Business Performance Component Actual Result:	Business Performance Component Rating Calculation (expressed as a %):
Below Threshold	0
Greater than Threshold, less than Target	[(actual result – Threshold) / (Target – Threshold)] * 100
Equal to Target	100
Greater than Target, less than Maximum	([(actual result – Target) / (Maximum – Target)] * 30) + 100
Equal to or greater than Maximum	130

The table below shows the (i) Threshold (ii) Target and (iii) Maximum Business Performance Component targets established by the Compensation Committee for the 2019 STIC Program, which were each set in the first quarter of 2019, (iv) the actual Business Performance Component results achieved in 2019, and (v) the Business Performance Component rating.

Business Performance Component	Threshold	Target	Maximum	2019 Actual	Component Rating
Net Revenue (in millions)	$16.88	$50.27	$66.93	$23.75	20.6%
Adjusted EBITDA* (in millions)	($99.94)	($49.97)	($25.02)	($98.68)	2.5%
Production Volume (kilograms)	8,008	15,469	19,200	12,839	64.8%
*  Adjusted EBITDA is a non-GAAP financial measure. Please refer to the definition set forth above for the adjusted EBITDA-to-GAAP reconciliation.
Based on the Business Performance Component ratings above, the overall quantitative Business Performance Rating was 29.3%, which may be adjusted by the Compensation Committee in consideration of other qualitative achievements of the Company, in order to arrive at a final Business Performance Rating. As discussed above, in light of the restatement, the Compensation Committee decided to defer determining the final 2019 short term incentive payouts for each NEO until remediation steps have been taken and internal controls over financial reporting are enhanced.
Individual Performance Measures
Incentive awards are differentiated based on Individual Performance, with 40% of the Target Incentive Amount for our executives based on Individual Performance. For each NEO, the Individual Performance rating can range from 0% to 130%.
Individual Performance factors were specific to each NEO’s job function and generally encompassed the following:

NEO(1)	2019 Objectives	2019 Results
Michael Gorenstein
Objective 1:
•Grow long-term Shareholder value by (1) executing against strategy for global cannabinoid leadership and (2) communicating with investment community in order to align analyst perception with the Company’s long-term value creation hypothesis

•Mitigated risks of falling cannabis prices, distribution and retail challenges of the Canadian cannabis market by implementing innovative strategy of cultivation-light asset base, leaving the Company well-positioned to deploy resources as market opportunity opens
•Led acquisition of Cronos Fermentation in order to accelerate commercialization of Ginkgo technology
•Successfully communicated benefits of patience, focusing on developing for the future and disruptive technology, to analyst and investment community

	Objective 2: •Build and enhance executive leadership team and middle-management in order to create sustainable talent advantage	•Added top tier R&D expertise •Managed transition of C-suite executives and initial right-sizing of manufacturing footprint
Jerry Barbato	Objective 1: •Build a diverse, highly functioning finance organization that phases out third-party service providers and incorporates the Company’s joint ventures as appropriate
•Hired 14 people in the Company’s finance organization, resulting in a meaningful reduction in the finance organization’s reliance on third-party service providers
•Selected and engaged vendors to implement enterprise resource planning

Objective 2: •Optimize use of cash while mitigating risk by diversifying assets through new banking relationships and ensuring acquisitions align with long-term financial objectives of the Company
•Led successful purchase of Redwood and integration efforts
•Added a new banking relationship to the Company’s existing relationships
•Diversified the Company’s cash portfolio using network of banks
•Successfully managed the funding of the Company’s strategic joint venture NatuEra S.à.r.l.

Xiuming Shum	Objective 1: •Develop a global quality control organization and system with defined responsibilities and known performance indicators
•Successfully initiated implementation of quality management processes to allow for uniform system for management of, among other things, document management, data management, complaints and corrective action
•Successfully managed Health Canada, Good Manufacturing Practices and Yakar audits and inspections across sites and maintained compliant status in all sites, eliminating disruptions to operations of sites during auditing process

NEO(1)	2019 Objectives	2019 Results
Objective 2: •Build diverse, global and vertically integrated Legal and Regulatory Affairs functions
•Developed Legal and Regulatory Affairs/Quality Assurance expertise to support global operations
•Implemented central management system of all corporate organizational records
•Increased legal and regulatory oversight over joint ventures

Objective 3:
•Enhance knowledge and understanding of evolving cannabis regulations with focus on U.S. regulatory framework and integrate Legal and Regulatory Affairs into each project stream to provide advice

•Developed U.S. legal and regulatory expertise to successfully navigate Redwood Acquisition, enter into the U.S. market and launch hemp-CBD product extensions
•Successfully integrated the Legal and Regulatory Affairs/Quality Assurance teams resulting in the Legal and Regulatory Affairs/Quality Assurance teams being key stakeholders in the implementation of projects and initiatives to ensure management of legal and regulatory risk across the enterprise

(1) Messrs. Hilson and Hsu resigned from their positions as Chief Commercial Officer and Chief Operations Officer, respectively, effective as of December 31, 2019. Under the terms and conditions of their employment agreements, Messrs. Hilson and Hsu were not eligible for 2019 short-term incentive compensation.
As discussed above, in light of the restatement, the Compensation Committee decided to defer making final determinations of the 2019 short term incentive payouts for each NEO until remediation steps have been taken and internal controls over financial reporting are enhanced.
Long-term Incentive Compensation
Long-term incentives, which have been provided in the form of grants of Stock Options, are intended to provide ties between executive compensation and performance of the Company and executive officers to achieve positive and long-term business results. Participants benefit only if the market value of the Shares at the time of a Stock Option exercise is greater than the exercise price of the Stock Options. Stock Options vest in such manner as the Board may determine.
The Compensation Committee is responsible for approving individual Stock Option grants, including grants that are awarded outside the annual compensation process for promotions or new hires. When reviewing and approving the grant of Stock Options, the decision of the Compensation Committee has not been contingent on the number, term or current value of other outstanding compensation previously awarded to an individual.
Stock Option grants have historically been determined on an ad hoc basis. In 2019, the Compensation Committee considered equity compensation practices of the Cronos Peer Group and general industry market data.

Based on these considerations, the Compensation Committee approved the following long-term incentive grant values for NEOs:

NEO(1)	2019 Long-Term Incentive Grant Value(2)(3)
Michael Gorenstein	$10,996,213
Jerry Barbato	$301,392
David Hsu	$391,812
Xiuming Shum	$301,392
William Hilson	$131,859
(1) Excludes Mr. Rosenheck, whose compensation arrangements are described in more detail below.
(2) The long-term incentive grant value reported for each of the NEOs is converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
(3) The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 17 of the notes to consolidated financial statements included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2019 regarding assumptions underlying valuation of equity awards.

NEO	Number of Stock Options Granted on 5/11/19	Exercise Price
Michael Gorenstein	1,097,791	C$20.65
Jerry Barbato	30,089	C$20.65
David Hsu	39,116	C$20.65
Xiuming Shum	30,089	C$20.65
William Hilson	13,164	C$20.65

As described in more detail below, in 2019, the Company entered into new employment agreements with Messrs. Barbato, Hsu and Hilson and Ms. Shum, which include a target incentive opportunity for annual grants of equity-based awards beginning in 2019, expressed as a percentage of base salary.
As described in more detail below, pursuant to the Rosenheck Agreement, Mr. Rosenheck received a one-time grant of 366,486 Restricted Share Units with a long-term incentive opportunity of $4,250,000 (based on the grant date fair value of the award), which is governed by the terms and conditions of an employment inducement award plan (the “Employment Inducement Award Plan”) and will vest on the third anniversary of the grant date which was granted on September 5, 2019. Mr. Rosenheck is not eligible to receive annual grants of equity-based awards.
Mr. Rosenheck’s Compensation
As described in more detail below, Mr. Rosenheck co-founded Redwood in 2017 with Cindy Capobianco. In connection with the Redwood Acquisition, the Company entered into the Rosenheck Agreement on August 1, 2019, pursuant to which Mr. Rosenheck acts in the capacity of CEO of Redwood Wellness. Following the closing of the Redwood Acquisition, Mr. Rosenheck and Ms. Capobianco joined the Company and continue to lead the development of the Redwood platform with the support of the current team, brand names and operating locations. Redwood has built a differentiated, best-in-class platform with hemp-based CBD formulations that stand for quality and consistency and the Company’s goal with the Redwood Acquisition is to preserve the integrity of the brands, preserve continuity of the business and leverage the Company’s resources to capitalize on the significant demand for skincare and other consumer products derived from hemp.

Since Mr. Rosenheck’s compensation terms were established in connection with the Redwood Acquisition, they are aligned differently than those of other NEOs. The Rosenheck Agreement provides for an annual base salary of $250,000, less applicable deductions and withholdings, for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Rosenheck’s duties. Mr. Rosenheck is eligible to participate any benefits programs on a basis that is no less favorable than similarly situated senior management members of Redwood Wellness, as may be in effect from time to time. Mr. Rosenheck was entitled to a one-time grant of Restricted Share Units with a long-term incentive opportunity of $4,250,000 (based on the grant date fair value of the award), which will vest on the third anniversary of the grant date, which was September 5, 2019. The Rosenheck Agreement does not otherwise provide for short-term incentive compensation or long-term incentive opportunities. The Board determined it was necessary to ensure the retention of Mr. Rosenheck to preserve the integrity of the brands, ensure continuity of the business and leverage the Company’s resources to capitalize on the significant demand for skincare and other consumer products derived from hemp, through long-term incentives in the form of equity awards. In addition, the Restricted Share Units directly align Mr. Rosenheck’s compensation to the long-term growth of the Company and align interests with our Shareholders and reinforce share ownership and retention.
Employment Agreements
Each of the NEOs provides services pursuant to employment agreements, and in 2019 the Company entered into new employment agreements with each of the NEOs (other than Mr. Gorenstein), which each provide for a fixed base salary, annual target bonus opportunity, and long-term incentive opportunity. The severance and change of control provisions of our NEOs’ employment agreements and other arrangements are described in detail in the section entitled “Potential Payments Upon Termination or Change of Control.”
Gorenstein Agreement
The Company entered into an employment agreement dated August 10, 2016 with Mr. Gorenstein, as amended (the “Gorenstein Agreement”), pursuant to which Mr. Gorenstein acts in the capacity of CEO. The Gorenstein Agreement originally provided for an annual base salary of C$200,000, less applicable deductions and withholdings, and was orally amended effective June 2019 to provide for an increased annual base salary of C$520,000, less applicable deductions and withholdings, for acting in such capacity. The Gorenstein Agreement also provides for reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Gorenstein’s duties and reimbursement for all reasonable fees and dues for professional associations or memberships, as well as reasonable professional services expenses incurred in respect of his employment. Mr. Gorenstein is also eligible to participate in the Company’s employee benefit plan, program or arrangement and to receive an annual bonus as a lump sum cash payment and/or Stock Options to purchase Shares within 90 days following the end of each calendar year. Such bonus is at the discretion of the Board and shall be conditional upon Mr. Gorenstein’s performance and such factors as increase in Share price, growth in net asset value, growth of the Company, balance sheet position and such other considerations as the Compensation Committee may establish in its sole discretion. The Company made a one-time grant on May 11, 2019 to Mr. Gorenstein of 1,097,791 Stock Options and an equal number of tandem cashless exercise rights (sometimes referred to as “share appreciation rights”), each with an exercise price per Share of C$20.65, which vests in equal quarterly installments over four years.
Barbato Agreement
Hortican Inc. entered into an employment agreement dated April 2, 2019 with Jerry Barbato (the “Barbato Agreement”). Pursuant to the Barbato Agreement, Mr. Barbato acts in the capacity of CFO. The Barbato Agreement provides for an annual base salary of C$300,000 less applicable deductions and withholdings for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Barbato’s duties. Mr. Barbato is also eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Mr. Barbato’s annual target bonus opportunity is initially 100% of base salary, provided that the actual bonus amount, if any, will be determined pursuant to the terms of the applicable annual bonus plan. Mr. Barbato is eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of C$400,000 (based on the grant date fair value of such awards), provided that the actual amount, if any, of the grants shall be determined by the Board at its sole discretion.
Hsu Agreement
Hortican Inc. entered into a new employment agreement dated July 19, 2019 with Mr. Hsu (the “Hsu Agreement”). Pursuant to the Hsu Agreement, Mr. Hsu acted in the capacity of Chief Operating Officer of the Company. The Hsu Agreement provided for an annual base salary of C$390,000 less applicable deductions and withholdings for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Hsu’s duties. Mr. Hsu was also eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Mr. Hsu’s annual target bonus opportunity was initially 100% of base salary, provided that the actual bonus amount, if any, would be determined pursuant to the terms of the applicable annual bonus plan. Mr. Hsu was eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of C$520,000 (based on the grant date fair value of such awards), provided that the actual amount, if any, of the grants would be determined by the Board at its sole discretion.
Prior to entering into the new employment agreement, Hortican Inc. had an existing employment agreement with Mr. Hsu. Such employment agreement provided for a fixed annual base salary as well as reasonable expenses incurred in connection with each NEO’s duties. In addition, Mr. Hsu was eligible to receive an annual bonus and/or Stock Option grants in the Company’s discretion. Mr. Hsu was entitled to (i) a monthly lump sum payment to purchase health and dental, life insurance, disability and similar benefit coverages as Mr. Hsu could choose in his sole discretion and (ii) tax preparation assistance from an accounting firm designated by the Company.
On January 15, 2020, the Company entered into a separation agreement with Mr. Hsu (the “Hsu Separation Agreement”), who resigned from his position as Chief Operations Officer effective as of the close of business on December 31, 2019 (the “Separation Date”). The Hsu Separation Agreement is described in more detail below.
Rosenheck Agreement
Pursuant to the Rosenheck Agreement, Mr. Rosenheck acts in the capacity of CEO of Redwood Wellness. The Rosenheck Agreement provides for an annual base salary of $250,000, less applicable deductions and withholdings for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Rosenheck’s duties. Mr. Rosenheck is eligible to participate in any benefits programs on a basis that is no less favorable than similarly situated senior management members of Redwood Wellness, as may be in effect from time to time. Mr. Rosenheck was entitled to a one-time grant of Restricted Share Units with a long-term incentive opportunity of $4,250,000 (based on the grant date fair value of the award), which will vest on the third anniversary of the grant date, which was September 5, 2019.
Shum Agreement
Hortican Inc. entered into a new employment agreement dated May 18, 2019 with Ms. Shum (the “Shum Agreement”). Pursuant to the Shum Agreement, Ms. Shum acts in the capacity of Executive Vice President, Legal and Regulatory Affairs of the Company. The Shum Agreement provides for an annual base salary of C$300,000 less applicable deductions and withholdings for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Ms. Shum’s duties. Ms. Shum is also eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Ms. Shum’s annual target bonus opportunity is initially 100% of base salary, provided that the actual bonus amount, if any, will be determined pursuant to the terms of the applicable annual bonus plan. Ms. Shum is eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of C$400,000 (based on the grant date fair value of such awards), provided that the actual amount, if any, of the grants shall be determined by the Board at its sole discretion.

Prior to entering into the new employment agreement, Hortican Inc. had an existing employment agreement with Ms. Shum. Such employment agreement provided for a fixed annual base salary as well as reasonable expenses incurred in connection with Ms. Shum’s duties. In addition, Ms. Shum was eligible to receive an annual bonus and/or Stock Option grants in the Company’s discretion and was entitled to participate in certain employee benefit plans, programs or arrangements.
Hilson Agreement
Hortican Inc. entered into a new employment agreement dated August 13, 2019 with Mr. Hilson (the “Hilson Agreement”). Pursuant to the Hilson Agreement, Mr. Hilson acted in the capacity of Chief Commercial Officer of the Company. The Hilson Agreement provided for an annual base salary of C$175,000 less applicable deductions and withholdings for acting in such capacity plus reasonable travel and other out-of-pocket expenses incurred in connection with Mr. Hilson’s duties. Mr. Hilson was also eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Mr. Hilson’s annual target bonus opportunity was initially 86% of base salary, provided that the actual bonus amount, if any, would be determined pursuant to the terms of the applicable annual bonus plan. Mr. Hilson was eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of C$175,000 (based on the grant date fair value of such awards), provided that the actual amount, if any, of the grants would be determined by the Board at its sole discretion.
Prior to entering into the new employment agreement, the Company, through its wholly owned subsidiary, had a consulting agreement with Mr. Hilson. Such consulting agreement provided for a fixed monthly fee as well as reasonable expenses incurred in connection with his duties.
On January 17, 2020, the Company entered into a separation agreement with Mr. Hilson (together with the Hsu Separation Agreement, the “Separation Agreements”), who resigned from his position as Chief Commercial Officer of the Company effective on the Separation Date.
Separation Agreements
The Separation Agreements with Mr. Hsu and Mr. Hilson each provide for, among other things, the executive’s general release of all claims against the Company and its affiliates and the executive’s continuing obligations with certain covenants under his respective employment agreement with the Company, including agreements that he: (i) will not disclose or use any confidential information relating to the Company; (ii) will not solicit the Company’s customers for a period of one year from the Separation Date; (iii) will not solicit the Company’s employees for a period of two years from the Separation Date; (iv) will not compete with the Company and its business for a period of one year following the Separation Date; (v) will not disparage, defame or damage the goodwill of the Company or any of its affiliates, officers, directors, partners, agents, employees, clients or suppliers; and (vi) will cooperate with the Company in connection with any investigation, litigation, arbitration or regulatory proceeding regarding events that occurred during his tenure with the Company or its affiliates (the foregoing items, collectively, the “Payment Requirements”).
In exchange for the Payment Requirements, Mr. Hsu received cash severance in an aggregate amount equal to C$400,000 and Mr. Hilson received cash severance in an aggregate amount equal to C$167,500, less, in each case, applicable statutory deductions and withholdings, payable within 60 days after the Separation Date; and each executive is entitled to subsidized life insurance, medical and dental benefits until the earlier of June 30, 2020 and the date on which such executive obtains alternate benefit coverage. Outstanding unvested Stock Options held by each executive as of the Separation Date vested on an accelerated basis as of the Separation Date, and each executive’s vested Stock Options may be exercised, in accordance with the terms of the applicable award agreements, by the earlier of the date on which such Stock Options’ original exercise term expires and June 30, 2020.

COMPENSATION COMMITTEE REPORT
The members of the Compensation Committee have reviewed and discussed the contents of the CD&A with management. Based on such review and discussion with management, and subject to the limitations on the role and responsibility of the Compensation Committee, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement issued in connection with our Annual Meeting and incorporated into our Form 10-K for the year ended December 31, 2019 (as amended).
Compensation Committee
Jody Begley, Chairman
Jason Adler
James Rudyk

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended December 31, 2019, 2018 and 2017.

Name and Principal Position	Year	Salary ($)(1)		Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)(1)(4)	Total ($)(1)
Michael Gorenstein CEO(5)	2019	318,561		—	10,996,213	—	15,010	11,329,784
	2018	205,839	(6)	—	430,274	—	11,368	647,481
	2017	206,046	(6)	—	2,043,219	—	—	2,249,265
Jerry Barbato CFO(7)	2019	156,536		—	301,392	—	79,536	537,464

David Hsu Chief Operations Officer(8)	2019	246,110		—	391,812	—	318,276	956,198
	2018	93,425		—	—	—	110,338	203,763
	2017	—		—	1,285,214	—	185,652	1,470,866
Robert Rosenheck CEO, Redwood Wellness(9)	2019	80,822		4,250,000	—	—	—	4,330,822
Xiuming Shum EVP, Legal and Regulatory Affairs(10)	2019	189,873		—	301,392	—	305	491,570
	2018	134,948		—	717,123	—	—	852,071
	2017	41,856		—	235,491	—	16,815	294,162
William Hilson Chief Commercial Officer(7)(11)	2019	80,152		—	131,859	—	126,245	338,256
	2018	—		—	—	—	115,664	115,664
	2017	—		—	22,385	—	115,784	138,169
(1) The amounts reported for each of the NEOs other than Robert Rosenheck are converted from C$ to USD using the Bloomberg average exchange rate (a) for 2019 of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019, (b) for 2018 of C$1.00 to $0.7711 for the 12-month period ended December 31, 2018 and (c) for 2017 C$1.00 to $0.7719 for the 12-month period ended December 31, 2017.
(2) The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.” See note 17 of the notes to consolidated financial statements included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2019 regarding assumptions underlying valuation of equity awards.
(3) Incentive plan amounts determined as more specifically discussed under “—Compensation Discussion and Analysis—Elements of Compensation—Short-term Incentive Compensation.” The amounts in this column represent short-term cash incentive awards earned for 2019 to be paid in 2020. As discussed in more detail above, the Audit Committee has been conducting a review of certain bulk resin purchases and sales of products through the wholesale channel. On March 17, 2020, the Company, on the recommendation of the Audit Committee and after consultation with KPMG, determined that it will be required to restate its previously issued unaudited interim financial statements for the first, second and third quarters of 2019 that were previously filed on Form 6-K on May 9, 2019, August 8, 2019 and November 12, 2019, respectively. In light of the restatement, the Compensation Committee decided to defer making final determinations of the 2019 short-term incentive payouts for each eligible NEO until remediation steps have been taken and internal controls over financial reporting are enhanced and, accordingly, such information is not yet available for 2019. Once determined, the Company will report the final 2019 short-term incentive payments on Form 8-K.
(4) The items comprising “All Other Compensation” for 2019 are:

Name	Perquisites and Other Personal Benefits(a) ($)	Tax Reimbursements (b) ($)	Insurance Premiums(c) ($)	Severance ($)(d)	Total ($)
Michael Gorenstein	15,010	—	—	—	15,010
Jerry Barbato	37,061	42,237	238	—	79,536
David Hsu	—	—	11,900	301,480	313,380
Xiuming Shum	—	—	305	—	305
William Hilson	—	—	—	126,245	126,245
(a) Reflects tax preparation and consultation fees for Mr. Gorenstein and relocation expenses in the amount of $37,061 and tax preparation and consultation fees in the amount of $1,881 for Mr. Barbato. Amounts are reported in USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019. Excludes perquisites for other NEOs where the aggregate amount of such compensation was less than $10,000.
(b) Reflects the reimbursement of taxes in 2019 payable by Mr. Barbato in connection with his relocation.
(c) Reflects life insurance premiums paid for the benefit of Mr. Barbato and Ms. Shum, and certain expenses incurred by Mr. Hsu and reimbursed by the Company in relation to a U.S. health insurance plan.
(d) Reflects severance accrued in the fourth quarter of 2019 for Messrs. Hilson and Hsu.
(5) Salary was remitted in C$ using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
(6) The Gorenstein Agreement provided for an annual base salary of $200,000, which was remitted to Mr. Gorenstein in 2018 and 2017 in C$. Salary is reported in USD using the Bloomberg average exchange rate (a) for 2018 of C$1.00 to $0.7711 for the 12-month period ended December 31, 2018 and (b) for 2017 C$1.00 to $0.7719 for the 12-month period ended December 31, 2017.
(7) Effective April 15, 2019, Mr. Barbato commenced employment as CFO, and Mr. Hilson assumed the newly created role of Chief Commercial Officer.
(8) Mr. Hsu was engaged as an Operations Consultant from 2016 until his appointment as Chief Operating Officer on June 6, 2018. Prior to Mr. Hsu’s appointment as Chief Operating Officer, his salary was remitted in USD at the prevailing exchange rate at the time of payment. Thereafter, his salary was remitted in C$. For 2019, his salary was remitted in C$ using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019. Mr. Hsu became Chief Operations Officer on October 7, 2019. Mr. Hsu resigned from his position as Chief Operations Officer, effective as of December 31, 2019.
(9) Mr. Rosenheck commenced employment as the CEO of Redwood Wellness on September 5, 2019 upon the closing of Redwood Acquisition.
(10) Ms. Shum was originally engaged by the Company as a consultant effective August 21, 2017 and was appointed as General Counsel effective October 1, 2017 and Executive Vice President, Legal and Regulatory Affairs effective May 21, 2019.
(11) Mr. Hilson served as CFO in a consulting capacity until April 15, 2019, when he became Chief Commercial Officer. Mr. Hilson resigned from his position as Chief Commercial Officer effective December 31, 2019.

Grants of Plan-Based Awards in 2019
The table below summarizes the equity and non-equity awards granted to the NEOs in 2019.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)
Michael Gorenstein		—	587,881	764,245
	5/11/2019	—	—	—	—	1,097,791	C$20.65	10,996,213
Jerry Barbato		—	226,108	293,940
	5/11/2019	—	—	—	—	30,089	C$20.65	301,392
David Hsu		—	293,940	382,122
	5/11/2019	—	—	—	—	39,116	C$20.65	391,812
Robert Rosenheck	9/5/2019	—	—	—	366,486(3)	—	—	4,250,000
Xiuming Shum		—	226,108	293,940
	5/11/2019	—	—	—	—	30,089	C$20.65	301,392
William Hilson		—	113,430	147,459
	5/11/2019	—	—	—	—	13,164	C$20.65	131,859
(1) The aggregate grant date fair value of awards presented in this column is calculated in accordance with ASC 718.
(2) Represents the threshold, target and maximum applicable to short-term incentives. As described under “—Compensation Discussion and Analysis—Elements of Compensation—Short-term Incentive Compensation” above, 60% of the funding of the short-term cash incentive is based on Business Performance results as compared to pre-established goals; the remaining 40% of the Target Incentive Amount is based on Individual Performance results. The Compensation Committee retains discretion to pay short-term incentive amounts above or below the estimated range shown in the table above. The actual short-term incentive amounts paid to our NEOs for 2019 performance have not yet been determined, and therefore are not included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(3) Represents the number of Restricted Share Units awarded to Mr. Rosenheck in 2019 under the Employment Inducement Award Plan.
Additional Information about Grants of Plan-Based Awards
2018 Option Plan
Certain directors, officers, key employees and service providers of the Company and its affiliates, including each of the NEOs, are eligible to participate in the 2018 Stock Option Plan (the “2018 Option Plan”), which provides for the grant of Stock Options to purchase Shares. The 2018 Option Plan is administered by the Board and was last approved by Shareholders on June 28, 2018, replacing the Amended and Restated Stock Option Plan (the “2015 Option Plan”). Stock Options reported in the Summary Compensation Table as compensation for the 2019 fiscal year were granted under the 2018 Option Plan.
Stock Options granted to the NEOs in 2019 vest on a quarterly basis over three to five years. The term of the Stock Options is established by the Board and set out in the Stock Option grant agreement, provided that, pursuant to the terms of the 2018 Option Plan, the term of a Stock Option may not exceed seven years from the date of the grant. Stock Options that would expire during a trading black-out period may be exercised within ten business days following the end of such trading black-out period.
The 2018 Option Plan also provides for the issuance of “share appreciation rights” in tandem with Stock Options. Such “share appreciation rights” are not separate grants of equity-based awards, but rather reflect the participant’s right to cashless exercise of the Stock Options. Under the terms of the 2018 Option Plan, each “share appreciation right” entitles the holder to surrender to the Company, unexercised, the right to subscribe for Shares pursuant to the related Stock Option and to receive from the Company a number of Shares, rounded down to the next whole Share, with a fair market value on the date of exercise of each such that is equal to the difference between such fair market value and the exercise price under the related Stock Option, multiplied by the number of Shares that cease to be available under the Stock Option as a result of the exercise of the “share appreciation right,” subject to satisfaction of applicable withholding taxes and other source deductions.
Each unexercised “share appreciation right” terminates when the related Stock Option is exercised or the Stock Option terminates, including upon a Change of Control (as discussed below). Upon each exercise of a “share appreciation right,” in respect of a Share covered by a Stock Option such Stock Option shall be cancelled and shall be of no further force or effect in respect of such Share. If any Stock Option is cancelled in connection with the exercise of the related “share appreciation right,” the aggregate number of Shares that may be issued pursuant to the 2018 Option Plan shall be reduced by the number of Stock Options cancelled in connection with the exercise of such “share appreciation right.”
2015 Option Plan
Stock Options granted prior to June 28, 2018 were granted under the 2015 Option Plan. On May 18, 2018, the Board approved amendments to the terms of all outstanding Stock Option grants under the 2015 Option Plan to reflect certain of the provisions of the 2018 Option Plan. Specifically, the Stock Option grants were amended to incorporate the automatic extension of the expiry date of a Stock Option where the original expiry date of a Stock Option falls during a trading black-out period and the termination of employment and change of control provisions of the 2018 Option Plan. Under the 2015 Option Plan, Stock Options can similarly be exercised cashlessly pursuant to the issuance of tandem “share appreciation rights.”
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2019, our NEOs held outstanding equity-based awards of the Company as listed in the table below.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Michael Gorenstein	406,250	81,250	C$0.50	8/5/2021	—	—
	950,000	250,000	C$1.23	10/6/2021
	866,666	433,334	C$3.14	4/12/2022
	291,666	208,334	C$2.42	8/24/2022
	59,375	90,625	C$7.57	5/17/2023
	137,223	960,568	C$20.65	5/11/2024
Jerry Barbato	3,761	26,328	C$20.65	5/11/2024	—	—
David Hsu	487,500	—	C$0.50	6/30/2020(1)	—	—
	500,000	—	C$3.14	6/30/2020(1)
	750,000	—	C$1.16	6/30/2020(1)
	39,116	—	C$20.65	6/30/2020(1)
Robert Rosenheck	—	—	—	—	366,486(2)	4,250,000(2)
Xiuming Shum	153,416	109,584	C$2.42	8/24/2022	—	—
	98,958	151,042	C$7.57	5/17/2023
	3,761	26,328	C$20.65	5/11/2024
William Hilson	487,500	—	C$1.23	6/30/2020(1)	—	—
	25,000	—	C$2.42	6/30/2020(1)
	13,164	—	C$20.65	6/30/2020(1)
(1) The Stock Options held by Messrs. Hilson and Hsu were accelerated so that all Stock Options vested immediately upon their respective departures from the Company.
(2) The value of the Restricted Share Units granted to Mr. Rosenheck were established by the Rosenheck Agreement under the Employment Inducement Award Plan. The Restricted Share Units granted to Mr. Rosenheck vest on the third anniversary of their grant, subject to continued employment.
Stock Option Exercises and Stock Vested in 2019
None of the NEOs exercised any Stock Options, and none of Mr. Rosenheck’s Restricted Share Units vested in 2019.
Pension Benefits
The Company does not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
The Company does not maintain any deferred compensation plans for employees.
Potential Payments Upon Termination or Change of Control
Employment Agreements
Gorenstein Agreement
As described in more detail above, the Company entered into the Gorenstein Agreement with Mr. Gorenstein on August 10, 2016. Pursuant to the Gorenstein Agreement, upon a termination without Just Cause (as defined below), Mr. Gorenstein would be entitled to:

(i)all unpaid base salary and unused vacation earned for the period up to the effective date of Mr. Gorenstein’s termination without Just Cause or, in the case of unused vacation, until the end of the statutory notice period required applicable employment standards legislation;
(ii)a pro-rated bonus for the period worked in the year of termination, to be determined by the Company, acting reasonably, after consulting with Mr. Gorenstein, taking into consideration the performance of the Company and Mr. Gorenstein in the year of termination;
(iii)a lump sum severance payment equal to one year’s base salary plus a bonus to be determined by the Company acting reasonably, after consulting with Mr. Gorenstein, taking into consideration the performance of the Company and Mr. Gorenstein in the year of termination;
(iv)continued eligibility to participate in any group insured benefits plan of the Company for a period of 12 months following the date of termination, subject to the terms and conditions of the benefit plans, as amended from time to time; and
(v)such other compensation and benefits that are expressly required pursuant to applicable employment standards legislation, if any.
In the case that Mr. Gorenstein’s employment is terminated without Just Cause by the Company between four months prior to, or 12 months following a Change of Control, or Mr. Gorenstein resigns for any reason effective within four to 12 months following a Change of Control then, in addition to the other entitlements described above:
(i)Mr. Gorenstein’s severance entitlement would be doubled to an amount equal to two years’ base salary plus bonus to be determined by the Company acting reasonably, after consulting with Mr. Gorenstein, taking into consideration the performance of the Company and Mr. Gorenstein in the year of termination, payable by way of lump sum within 30 days following such termination; and
(ii)any Stock Options previously granted that had not yet vested would immediately vest, with such options to remain exercisable by Mr. Gorenstein in accordance with the terms and conditions of the applicable equity award plan.
Pursuant to the Gorenstein Agreement, the Company may terminate Mr. Gorenstein’s employment at any time for Just Cause without prior notice or in the event of Mr. Gorenstein’s death or his Disability. On the termination of Mr. Gorenstein’s employment for Just Cause or on Mr. Gorenstein’s death or, at the discretion of the Company, upon his Disability, Mr. Gorenstein would be entitled to base salary and vacation pay accrued but unpaid until the date Mr. Gorenstein’s employment ceases and such other compensation and benefits that are expressly required pursuant to applicable employment standards legislation, if any. In the event that Mr. Gorenstein’s employment ceases because of his death, all of his group benefits coverage or reimbursement for benefits shall immediately cease upon his death, subject only to any further or minimum requirements under applicable employment standards legislation.
For purposes of the Gorenstein Agreement, actions constituting “Just Cause” include: (i) the continued gross neglect or willful failure by Mr. Gorenstein to substantially perform his duties as CEO (except by reason of any bona fide disability), which failure is not cured within 15 days of receipt of written notice from the Company thereof; (ii) Mr. Gorenstein’s gross misconduct involving the property, business or affairs of the Company; (iii) any act of theft, fraud or material dishonesty by Mr. Gorenstein; (iv) any material conflict of interest involving Mr. Gorenstein, unless fully disclosed to the Company in advance and provided that any such conflict has been expressly waived and/or consented to in writing by the Company; (v) Mr. Gorenstein’s material breach of the Gorenstein Agreement, which breach, if curable, is not cured within 15 days of written notice from the Company; (vi) any material and repeated failure by Mr. Gorenstein to comply with the policies, rules and regulations of the Company (which failure is not cured within 15 days of receipt of written notice from the Company thereof); or (vii) any other conduct that is determined by a court or administrative tribunal of competent jurisdiction to constitute just cause at law for the termination of Mr. Gorenstein’s employment.
For purposes of the Gorenstein Agreement, “Change of Control” means the occurrence of any of the following events:
(i)the closing of a transaction or a series of related transactions undertaken in any form whatsoever involving a share acquisition, merger, consolidation, combination, share issuance, share exchange, reorganization of the Company or other extraordinary transaction with respect to the Company pursuant to which a third party, or third parties who are acting as a group, acquire more than 50% of the total voting power represented by the outstanding securities to which are attached the right to vote at all meetings of shareholders (the “Voting Securities”) of the Company, regardless of whether calculated on a fully diluted or an outstanding basis (provided that the same measure is used in both the numerator and denominator) or, if the outstanding Voting Securities are converted or exchanged in the transaction or series of related transactions into securities of a third party, more than 50% of the total voting power represented by the outstanding Voting Securities of the third party;
(ii)the closing of a direct or indirect acquisition by a third party, or third parties acting as a group, of substantially all of the Company’s assets;
(iii)more than 50% of the members of the board of directors of the Company in office (a) were not directors of the Company on the same day in the immediately preceding calendar year and (b) were not proposed by the directors of the Company existing prior to their appointment or election; or
(iv)the board of directors of the Company by resolution deem that a Change of Control has occurred.
For purposes of the Change of Control definition, a third party does not include any affiliate of the Company.
The Altria Investment does not constitute a change of control for purposes of the Gorenstein Agreement.
For purposes of the Gorenstein Agreement, “Disability” means Mr. Gorenstein’s inability to substantially perform the duties and responsibilities of his position by reason of mental or physical illness, injury or disability for a period of more than 180 days, whether or not consecutive, in any period of 12 months with or without accommodation.
Pursuant to the confidentiality, non-competition and non-solicitation agreement by and between Mr. Gorenstein and the Company, Mr. Gorenstein is subject to indefinite confidentiality provisions, and non-competition and non-solicitation requirements for a period of nine months immediately following the termination of Mr. Gorenstein’s employment with the Company for any reason.
2019 Employment Agreements
As described in more detail above, in 2019, the Company entered into employment agreements with each of the NEOs (other than Mr. Gorenstein) (collectively, the “2019 Employment Agreements”). Pursuant to the 2019 Employment Agreements, the Company may terminate the NEO’s employment at any time for Just Cause (as defined below) without prior notice or in the event of the NEO’s death or Disability except for Mr. Rosenheck, where such terminations require written notice. On the termination of the NEO’s employment for Just Cause or on the NEO’s death or Disability, the Company would be required to:
(i)pay the NEO’s base salary and vacation pay accrued but unpaid until the date the NEO’s employment ceases;
(ii)reimburse the NEO’s expenses properly incurred until the date the NEO’s employment ceases; and

(iii)provide the NEO with such other compensation and benefits that are expressly required pursuant to applicable employment standards legislation, if any.
In such circumstances the NEO would be ineligible for any pro-rated bonus for the year of termination, and any entitlements in respect of equity-based awards shall be governed by the terms and conditions of the applicable equity award plan, any other applicable plan and the applicable award agreement (for Mr. Rosenheck, the Employment Inducement Award Plan and the applicable award agreement).
The 2019 Employment Agreements provide that upon a termination by the Company of the applicable NEO’s employment without Just Cause at any time or a resignation by such NEO for Good Reason within 24 months of the occurrence of a Change of Control (for Mr. Rosenheck, on a resignation for Good Reason irrespective of the occurrence of a Change of Control), subject to providing 30 days’ written notice to the Company for a resignation by such NEO and such NEO’s execution, delivery and non-revocation of a release in favor of the Company, the Company would be required to:
(i)pay the NEO’s base salary and accrued but unpaid vacation pay in accordance with applicable employment standards legislation;
(ii)reimburse the NEO’s expenses properly incurred until the date the NEO’s employment ceases;
(iii)in lieu of notice, pay the NEO the greater of (a) one month of the NEO’s base salary in effect at the time of termination for each completed year of service with the Company, to a maximum of 12 months of base salary, payable by way of lump sum payment within 60 days following such termination, and (b) the minimum termination pay and severance pay entitlements of the NEO pursuant to applicable employment standards legislation;
(iv)continue the NEO’s group insured benefits, if any, until the end of the severance period calculated under (iii) above or the date on which the NEO obtains alternate benefit coverage, whichever occurs first, subject to the terms and conditions of the benefit plans, as amended from time to time, and the minimum requirements of applicable employment standards legislation (or, if the Company is unable for any reason to continue its contributions to the benefit plans, pay the NEO an amount equal to the Company’s required contributions to such benefit plans on behalf of the NEO for such period); and
(v)determine the NEO’s entitlements in respect of equity-based awards in accordance with the terms and conditions of the applicable equity award plan, any other applicable plan and the applicable award agreement (for Mr. Rosenheck, the Employment Inducement Award Plan and the applicable award agreement).
The Altria Investment does not constitute a change of control for purposes of the 2019 Employment Agreements, which were entered into following the Altria Investment.
For purposes of the 2019 Employment Agreements with NEOs other than Mr. Rosenheck, actions constituting “Just Cause” include (i) any act or omission constituting “just cause” for dismissal without notice under applicable law; (ii) the NEO’s repeated failure or refusal to perform his or her principal duties and responsibilities after notice from the Board, the CEO or other officer of the Company, as applicable; (iii) misappropriation of the funds or property of the Company; (iv) use of alcohol or drugs in violation of the Company’s policies on such use or that interferes with the NEO’s obligations under the applicable agreement, continuing after a single warning (subject to the Company’s obligations under applicable human rights legislation); (v) the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty to, a summary or indictable offense or any crime involving moral turpitude, fraud, dishonesty or theft (subject to the Company’s obligations under applicable human rights legislation); (vi) the misuse of Company computers or computer network systems for non-Company business; (vii) engaging in any act (including, without restriction, an act of sexual harassment as determined by the Company) which is a violation of any law, regulation or Company policy; or (viii) any willful or intentional act which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company.

For purposes of the Rosenheck Agreement, actions constituting “Just Cause” include (i) any act or omission constituting “just cause” for dismissal without notice under law, if applicable; (ii) Mr. Rosenheck’s repeated failure or refusal to perform his principal duties and responsibilities after notice from the CEO or other officer of the Company; (iii) misappropriation of the funds or property of Redwood Wellness; (iv) use of alcohol or drugs in violation of Redwood Wellness’ or the Company’s policies on such use or that interferes with Mr. Rosenheck’s obligations under the Rosenheck Agreement, continuing after a single warning (subject to Redwood Wellness’ obligations under applicable human rights legislation); (v) the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty to, a summary or indictable offense or any crime involving moral turpitude, fraud, dishonesty or theft (subject to Redwood Wellness’ obligations under applicable human rights legislation); (vi) engaging in any act (including, without limitation, an act of sexual harassment as determined by the Company) which is a violation of any law, regulation or Redwood Wellness or Company policy; (vii) any willful or intentional act which injures or could reasonably be expected to injure the reputation, business or business relationships of Redwood Wellness, the Company or their respective affiliates; or (viii) Mr. Rosenheck’s breach of the Rosenheck Agreement or the confidentiality, non-competition and non-solicitation agreement.
For purposes of the 2019 Employment Agreements, “Change of Control” generally means:
(i)the consummation of any transaction or series of transactions including any reorganization, recapitalization, statutory share exchange, consolidation, amalgamation, arrangement, merger or issue of voting shares in the capital of the Company, the result of which is that any person or group of persons acting jointly or in concert for purposes of such transaction or series of transactions becomes the beneficial owner, directly or indirectly, of more than 50% of the voting securities in the capital of the entity resulting from such transaction or series of transactions or the entity that acquired all or substantially all of the business or assets of the Company in a transaction or series of transactions described in paragraph (ii) below (in each case, the “Surviving Company”) or the ultimate parent entity that has beneficial ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), measured by voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) rather than number of securities (but shall not include the creation of a holding company or other transaction that does not involve any substantial change in the proportion of direct or indirect beneficial ownership of the voting securities of the Company prior to the consummation of the transaction or series of transactions), provided that the exercise by Altria Summit LLC (or any of its affiliates) of the Purchased Warrant (as defined in the Subscription Agreement by and among the Company, Altria Summit LLC and Altria Group, Inc. dated as of December 7, 2018) shall not constitute a Change of Control pursuant to clause (i);
(ii)the direct or indirect sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the business or assets of the Company, taken as a whole, to any person or group of persons acting jointly or in concert for purposes of such transaction or series of transactions (other than to any affiliates of the Company); or
(iii)Incumbent Directors during any consecutive 12-month period ceasing to constitute a majority of the Board of the Company (for the purposes of clause (iii), an “Incumbent Director” shall mean any member of the Board who is a member of the Board immediately prior to the occurrence of a contested election of directors of the Company).
For purposes of the 2019 Employment Agreements with NEOs other than Mr. Rosenheck, “Good Reason” means the occurrence of any of the following events without the NEO’s consent, except in each case for any isolated, immaterial or inadvertent action not taken in bad faith and which is remedied by the Company within 30 days after a written notice thereof by the NEO (provided that such notice must be given to the Company within 60 days of the NEO becoming aware of such condition): (a) the assignment to the NEO of duties materially different than the duties assigned to him or her under the applicable agreement; (b) a material diminution in the NEO’s title, status, seniority, reporting relationship, responsibilities or authority; (c) a material reduction in the NEO’s base salary; or (d) the relocation of the NEO’s primary work location, except as permitted by the applicable agreement.
For purposes of the Rosenheck Agreement, “Good Reason” means the occurrence of any of the following events without Mr. Rosenheck’s consent, except in each case for any isolated, immaterial or inadvertent action not taken in bad faith and which is remedied by the Company within 30 days after a written notice thereof by Mr. Rosenheck (provided that such notice must be given to the Company within 90 days of Mr. Rosenheck becoming aware of such condition): (a) the assignment to Mr. Rosenheck of duties materially different than the duties assigned to him under the agreement; (b) a material diminution in Mr. Rosenheck’s title, status, seniority, reporting relationship, responsibilities or authority; (c) a reduction in Mr. Rosenheck’s base salary; (d) the failure of the Company to timely provide the one-time grant of Restricted Share Units described in more detail above; or (e) the relocation of Mr. Rosenheck’s primary work location, except as permitted by the applicable agreement.
For purposes of the 2019 Employment Agreements with NEOs other than Mr. Rosenheck, “Disability” means a physical or mental incapacity of the NEO that has prevented the NEO from performing the duties customarily assigned to the NEO for 180 calendar days, whether or not consecutive, out of any 12 consecutive months and that in the opinion of the Company, acting on the basis of advice from a duly qualified medical practitioner, is likely to continue to a similar degree.
For purposes of the Rosenheck Agreement, “Disability” means a physical or mental incapacity of Mr. Rosenheck that has prevented him from performing the duties customarily assigned to Mr. Rosenheck for 180 calendar days, whether or not consecutive, out of any 12 consecutive months and that in the opinion of a duly qualified medical practitioner selected by the Company and Mr. Rosenheck (or his representative), is likely to continue to a similar degree.
Pursuant to the 2019 Employment Agreements with NEOs other than Mr. Rosenheck, the NEOs are subject to indefinite confidentiality provisions, and non-competition and non-solicitation requirements for a period of one year immediately following the termination of the NEO’s employment for any reason.
Pursuant to the confidentiality, non-competition and non-solicitation agreement by and between Mr. Rosenheck and the Company, Mr. Rosenheck is subject to indefinite confidentiality provisions, and non-competition and non-solicitation requirements from and after September 5, 2019, the closing of the Redwood Acquisition, through the later of the third anniversary of the closing date and 12 months following Mr. Rosenheck’s termination of employment for any reason. The Company and Mr. Rosenheck also agreed to indefinite mutual non-disparagement provisions.
Stock Option Plans
In the event of the termination of a participant’s employment, the treatment of Stock Options is subject to the discretion of the Board on a case-by-case basis. In the event of the termination of the participant’s employment with the Company for cause, each vested and unvested Stock Option granted to that participant immediately terminates and ceases to be exercisable, subject to the discretion of the Board. If a participant’s employment with the Company is terminated other than for cause (or if a director who is a participant is not reelected to the Board), each Stock Option granted to such Participant that has not vested will immediately terminate, subject to the discretion of the Board, and each Stock Option that has vested may be exercised at any time within six months of the date of termination, death or ceasing to act as a director of the Company, as the case may be.
If the Company proposes to undertake a Change of Control, the Board may, in its discretion, accelerate the vesting of all outstanding Stock Options such that each outstanding Stock Option will be fully vested and either (as determined by the Board in its discretion) (i) conditionally exercisable for Shares or (ii) conditionally surrendered for a cash payment equal to the difference between the per Share consideration receivable by Shareholders in connection with the transaction resulting in the Change of Control and the exercise price of such Stock Option multiplied by the number of Shares that may be acquired under the particular Stock Option, upon (or where permitted by the Board, prior to) the completion of the Change of Control, provided that the Board may not, in any case, authorize the exercise or surrender of Stock Options beyond the expiration of the original exercise term of the Stock Options.
If, in connection with a Change of Control, the Board does not accelerate the vesting of Stock Options in accordance with the foregoing paragraph and the Stock Options continue, or are assumed, or rights equivalent to the Stock Options are substituted for the Stock Options, by the Surviving Company or Parent Company, or an affiliate thereof, and a participant’s employment is terminated by the Company or the Surviving Company or Parent Company or an affiliate of the Company or a successor thereto without cause in the 24-month period following the Change of Control, all unvested Stock Options or substituted rights outstanding on the participant’s termination date shall immediately vest, and the participant may exercise such vested Stock Options or substituted rights until the earlier of the expiration of the original exercise term of such Stock Option (or the Stock Option for which the right was substituted) and 12 months following the participant’s termination date, following which any unexercised Stock Options or substituted rights shall terminate and cease to be exercisable.
For the purposes of the 2018 Option Plan, “Change of Control” generally has the same meaning as in the 2019 Employment Agreements, except that the proviso in prong (i) regarding exercise by Altria Summit LLC (or any of its affiliates) of the Purchased Warrant does not apply to the 2018 Option Plan.
Employment Inducement Award Plan
As described above, the Rosenheck Agreement provided for a one-time grant of Restricted Share Units to Mr. Rosenheck with a long-term incentive opportunity of $4,250,000 (based on the grant date fair value of the award), governed by the terms and conditions of the Employment Inducement Award Plan and the applicable award agreement. The award agreement provides that if Mr. Rosenheck’s employment terminates because of death or disability, by the Company or its affiliates without Just Cause or by Mr. Rosenheck for Good Reason, the Restricted Share Units will vest and promptly be paid out in Shares. Except as set forth below, in the event that Mr. Rosenheck’s employment with the Company is terminated for any other reason prior to the vesting date, then the Restricted Share Units will be forfeited for no consideration.
The Employment Inducement Award Plan provides that in the event of a Change of Control where the resulting corporation agrees to continue, assume or replace the awards outstanding as of the date of the Change of Control (with such adjustments as may be required), then such awards or replacements therefor will remain outstanding and be governed by their respective terms. If and to the extent that outstanding awards under the Employment Inducement Award Plan are not continued, assumed or replaced in connection with a Change of Control, then all forms of awards then outstanding will fully vest immediately prior to the effective time of the Change of Control, with performance awards, if any, deemed earned at the target level of performance. If, within 24 months after a Change of Control and in connection with which outstanding awards are continued, assumed or replaced, a participant (including Mr. Rosenheck) experiences an involuntary termination of employment for reasons other than Just Cause, or the Participant resigns his or her employment for Good Reason, then outstanding awards issued to the participant will become immediately fully vested and non-forfeitable, with any performance awards deemed earned at the target level of performance.
For the purposes of the Employment Inducement Award Plan, “Change of Control” generally has the same meaning as in the 2019 Employment Agreements, and “Good Reason” and “Just Cause” have the meanings set forth in the Rosenheck Agreement.
Potential Payments Upon Termination or Change of Control
The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment, assuming that the termination event was effective as of December 31, 2019 and the value of our Shares is C$9.97, which was the closing price of our Shares on TSX on December 31, 2019, the last business day in 2019.

NEO	Cash Severance ($)	Group Insured Benefits ($)	Accelerated Stock Options ($)	Accelerated Restricted Share Units ($)	Total ($)
Michael Gorenstein
Termination without Just Cause (absent a Change in Control)	979,801	—	—	—	979,801
Termination without Just Cause in connection with a Change of Control	1,959,602	—	10,259,273	—	12,218,875
Resignation in connection with a Change of Control	1,959,602	—	10,259,273	—	12,218,875
Death or Disability	—	—	—	—	—
Jerry Barbato
Termination without Just Cause (absent a Change in Control)	—	—	—	—	—
Termination without Just Cause in connection with a Change of Control(1)	—	—	253,013	—	253,013
Resignation for Good Reason in connection with a Change of Control(1)	—	—	—	—	—
Death or Disability	—	—	—	—	—
Robert Rosenheck
Termination without Just Cause or Resignation for Good Reason(1)	—	—	—	4,250,000	4,250,000
Death or Disability	—	—	—	4,250,000	4,250,000
Xiuming Shum
Termination without Just Cause (absent a Change in Control)	37,685	1,734	—	—	39,419
Termination without Just Cause in connection with a Change of Control	37,685	1,734	764,050	—	803,469
Resignation for Good Reason in connection with a Change of Control	37,685	1,734	—	—	39,419
Death or Disability	—	—	—	—	—
(1) As of December 31, 2019, Messrs. Barbato and Rosenheck had not yet completed one year of service with the Company, pursuant to the 2019 Employment Agreements. Column does not reflect minimum termination pay and severance pay entitlements, if any, pursuant to applicable employment standards legislation.
Mr. Hsu resigned from his position as the Chief Operations Officer and Mr. Hilson resigned from his position as Chief Commercial Officer, both effective December 31, 2019. In exchange for the Payment Requirements described in more detail above, Mr. Hsu received cash severance in an aggregate amount equal to C$400,000 and Mr. Hilson received cash severance in an aggregate amount equal to C$167,500, less, in each case, applicable statutory deductions and withholdings, payable within 60 days after the Separation Date; and each executive is entitled to subsidized life insurance, medical and dental benefits until the earlier of June 30, 2020 and the date on which such executive obtains alternate benefit coverage. Outstanding unvested Stock Options held by each executive as of the Separation Date vested on an accelerated basis as of the Separation Date (for Mr. Hsu, in the amount of 595,644 Stock Options with a value of $830,645, and for Mr. Hilson, in the amount of 123,499 Stock Options with a value of $163,157), and each executive’s vested Stock Options may be exercised, in accordance with the terms of the applicable award agreements, by the earlier of the date on which such Stock Options’ original exercise term expires and June 30, 2020.

DIRECTOR COMPENSATION

Framework for Director Compensation
On August 7, 2019, the Board adopted a remuneration policy for its directors (the “Board Remuneration Policy”), pursuant to which each non-employee director receives $37,685 (C$50,000) per year for services as a director, an additional $11,306 (C$15,000) per year for the chair of the Audit Committee, and an additional $11,306 (C$15,000) per year for the chair of the Compensation Committee. Cash fees with respect to Board membership or service as a committee chair are paid assuming 12 consecutive months of service from the date the particular membership or service commences and are paid in quarterly installments on or around the 15th of March, June, September and December. Directors who are executive officers of the Company, within the meaning of such term under the applicable NASDAQ Rules, and Altria nominees do not receive compensation from the Company for their service as directors.
Under the Board Remuneration Policy, each director, other than directors who are executive officers and Altria nominees, is required to hold Shares and/or equity awards, including Deferred Share Units (as defined below), with a market value equal to three times such director’s annual cash retainer within five years of such director’s appointment or election to the Board.
Deferred Share Unit Plan
On August 7, 2019, the Board adopted the Deferred Share Unit Plan for Non-Executive Directors, pursuant to which each non-employee director (other than Altria nominees) received in 2019 an annual equity grant in the form of cash-settled deferred share units (“Deferred Share Units”) with a grant date fair value (as determined for financial reporting purposes) of $113,055 (C$150,000).
Starting in 2020, the Company expects to annual grants under the 2020 Omnibus Plan, as described in more detail below in the form of share-settled awards.
Incentive Plan Awards
All directors were entitled to participate in the 2018 Option Plan and the 2015 Option Plan. During the year ended December 31, 2019, no Stock Options were granted to, and 71,875 Stock Options were exercised by, non-employee directors under the 2015 Option Plan and no Stock Options were granted to, and no Stock Options were exercised by, non-employee directors under the 2018 Option Plan.
As discussed in more detail below, the Board adopted the 2020 Omnibus Plan on March 29, 2020, which will provide for the grant of equity awards and is intended to replace the 2018 Option Plan. Pursuant to the 2020 Omnibus Plan, each non-employee director may not be granted (in any calendar year) total compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value; limited to $1,000,000 for the calendar year in which a non-employee director is newly appointed as a member of the Board or is designated the Chairman of the Board or Lead Director.
2019 Director Compensation Table
The following table lists the individuals who received compensation in 2019 for their service as non-employee directors of the Company. Mr. Gorenstein’s compensation is reflected in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jason Adler	37,685	113,055	150,740
Jody Begley(3)	—	—	—
Michael Coates(4)	—	—	—
Kevin Crosthwaite(3)	—	—	—
Bronwen Evans	37,685	113,055	150,740
Alan Friedman(5)	—	—	—
Murray Garnick	—	—	—
Bruce Gates	48,991	113,055	162,046
James Rudyk	48,991	113,055	162,046
(1) The amounts in this column represent annual cash retainers and committee chair fees. Amounts are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
(2) Pursuant to the Company’s Deferred Share Unit Plan for Non-Executive Directors, non-employee directors receive an annual equity grant in the form of Deferred Share Units with a grant date fair value of $113,055 (C$150,000), which are settled in cash upon a director’s departure from the Board. As of December 31, 2019, Mr. Adler held 8,484.16 Deferred Share Units, Ms. Evans held 8,484.16 Deferred Share Units, Mr. Gates held 8,484.16 Deferred Share Units and Mr. Rudyk held 8,484.16 Deferred Share Units.
(3) Mr. Crosthwaite resigned from the Board effective September 24, 2019 and Mr. Begley was appointed to the Board effective September 27, 2019.
(4) Mr. Coates resigned from the Board effective March 8, 2019. Mr. Coates continues to serve as a Canadian regulatory advisor to the Board.
(5) Mr. Friedman resigned from the Board effective March 8, 2019.

RELATED PARTY TRANSACTIONS

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions.”
Related Party Transaction Policy
Our Board has adopted a written policy governing the review and approval of transactions between us and related parties (the “Related Party Transactions Policy”). Our Related Party Transactions Policy is designed to assist with the proper identification, review and disclosure of related party transactions. Under the Related Party Transactions Policy, the following types of transactions must be approved or ratified by a committee of the Board comprised of at least three independent directors (determined in accordance with NASDAQ rules and subject, in certain circumstances, to additional limitations) (the “Independent Committee”):
•any transaction that exceeds $120,000 in which a related party has or will have a direct or indirect material interest;
•any transaction that would require shareholder approval, a formal valuation or disclosure under Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions;
•any transaction pursuant to which a director or officer has a disclosable interest pursuant to Section 132 of the OBCA or under any similar provision of any other corporate statute applicable to the Company;
•any material amendment, modification, extension or termination of the Investor Rights Agreement;
•any transaction that requires TSX approval under Part V of the TSX Company Manual; and
•any other transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.
In determining whether or not to approve a related party transaction, the Independent Committee will take into account, among other relevant factors:
•the terms of the transaction including the related party’s interest and the purpose and timing of the transaction;
•whether the Company has demonstrable business reasons to enter into the transaction;
•whether the transaction would impair the independence of a director; and
•any potential reputational or other risk issues.
Certain transactions, including employment relationships, ordinary course sales of products, entering into any of the Commercial Arrangements and certain other ordinary course non-preferential transactions, are considered preapproved transactions, and thus do not require specific approval under the Related Party Transactions Policy. The Related Party Transactions Policy is in addition to any requirements imposed by the Code, the Conflicts Policy and the requirements of the Investor Rights Agreement, which, among other things, requires the prior approval of an “Independent Committee” (as such term is defined in the Investor Rights Agreement) for any transaction between any member of Altria Group and the Company or any of its subsidiaries, subject to certain exceptions.

Relationship with Altria
See “Altria Strategic Investment” above for a discussion of the Company’s relationship with Altria.
Other Transactions
On September 5, 2019, the Company announced the closing of the Redwood Acquisition. The total fair value of the consideration paid for this acquisition, net of cash and debt and subject to customary working capital adjustment, was approximately $283 million, of which approximately $227 million was paid in cash and $56 million was paid in Shares. Michael Gorenstein and Jason Adler each hold an indirect interest in Redwood Holding Group, LLC by way of their interest in certain funds affiliated with Gotham Green Partners, which were each limited liability company members of Redwood Holding Group, LLC. A Special Committee composed entirely of independent directors of the Company was formed to evaluate and make recommendations to the Board due to these interests and the Redwood Acquisition was unanimously approved by the Board (other than Mr. Gorenstein and Mr. Adler) following the unanimous recommendation of the Special Committee. Gotham Green Partners received aggregate consideration of $117,410,158 from the transaction and Mr. Gorenstein and Mr. Adler own a less than 32% and 32% interest, respectively, in the relevant Gotham Green funds.
Mr. Rosenheck’s spouse, who co-founded Redwood with Mr. Rosenheck in 2017, is the Chief Brand Officer of Redwood Wellness, and, in connection with the Redwood Acquisition, received a one-time grant of 366,486 restricted share units with a long-term incentive opportunity of $4,250,000 (based on the grant date fair value of the award), which will vest on the third anniversary of the grant date of September 5, 2019.

AUDIT COMMITTEE REPORT

The Audit Committee, which consists entirely of directors who meet the independence requirements of applicable SEC regulations and the NASDAQ Rules for audit committee members, has furnished the following report:
Report of the Audit Committee
The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on March 25, 2019. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing the Company’s internal control over financial reporting.
In the first quarter of 2020, the Audit Committee, with the assistance of outside counsel and forensic accountants, conducted a review of certain bulk resin purchases and sales of products through the wholesale channel and the appropriateness of the recognition of the revenue associated with those transactions. KPMG, the Company’s independent registered public accounting firm, was consulted on the scope of the review and was provided with the results of the review.
This review culminated in the restatement of the Company’s unaudited condensed interim consolidated financial statements for the three months ended March 31, 2019, the six months ended June 30, 2019, and the three and nine months ended September 30, 2019, a delay in filing portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the conclusion that there were material weaknesses in the Company’s internal control over financial reporting. In light of these events, the Company has taken the following actions consistent with the recommendation of the Audit Committee:
•Risk Assessment. The Company will enhance its process to evaluate on a quarterly basis its risk assessment model and risk control matrices related to any significant changes in its business environment.
•Segregation of Duties. The Company has identified and will be implementing controls and procedures to ensure segregation of duties over sales transactions and purchase transactions.
•Non-routine Transactions. The Company has identified and will be implementing controls and procedures to ensure adequate review and disclosure of non-routine transactions, specifically targeting wholesale sales and purchases.
The Audit Committee is focused on the Company remediating the identified material weaknesses in internal control over financial reporting and implementing enhanced controls to ensure a proper control environment. The Audit Committee has been very active in its oversight of the review.
In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the auditors the auditors’ independence.
The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s financial statements and internal control over financial reporting have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2019 filed with the SEC.
SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

James Rudyk (Chair)	Jason Adler	Bronwen Evans

PRINCIPAL ACCOUNTANT FEES

The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 and fees billed for other services rendered by KPMG during those periods.
The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2019 and 2018 by KPMG.

	2019(1)	2018(1)
Audit Fees	$	$ 396,037
Audit-Related Fees(2)		16,502
Tax Fees(3)		—
Total	$	$ 412,539

(1) The amount reported for the fees are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019 and C$1.00 to $0.7711 for the 12-month period ended December 31, 2018.
(2) Audit-related fees in 2018 related to listing on NASDAQ and review of prospectuses in relation to the Company’s Share offerings.
(3) Tax fees in 2019 were related to tax compliance and other corporate business tax compliance services for Cronos Labs Ltd., services related to prospective transactions and preparation of U.S. federal and state income tax returns.
The Audit Committee Charter requires the pre-approval of any and all audit services and permissible non-audit services to be performed by the Company’s independent public accounting firm. All fees and services described in the table above were pre-approved by the Audit Committee.

PROPOSAL NO. 2—ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

As required by federal securities laws, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies. At the Annual and Special Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement, dated , 2020, is hereby approved on an advisory basis.”
As described under “Compensation Discussion and Analysis” above, we believe that our executive compensation program and policies are designed to support the Company’s long-term success by achieving the following objectives:
•attracting and encouraging a long-term commitment from talented executives necessary to lead our global cannabinoid company and advance shareholders’ interests;
•positioning us competitively among the companies against which we recruit and compete for talent;
•aligning compensation with the Company’s business objectives and performance; and
•motivating NEOs to enhance long-term shareholder value.
We urge Shareholders to read the section entitled “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs.
Required Vote
With regard to the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement, you may select “For”, “Against” or “Abstain”. Approval of the resolution requires the affirmative vote of a majority of the votes cast at the Annual and Special Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
While this advisory vote on the compensation of the NEOs officers is not binding on us, our Board or the Compensation Committee, we value the opinions of our Shareholders. Accordingly, our Board and the Compensation Committee will consider the outcome of this advisory vote when making future compensation decisions for our NEOs.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY (NON-BINDING) RESOLUTION APPROVING THE COMPENSATION OF THE NEOs AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3—ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER “SAY ON PAY” VOTES

At the Annual and Special Meeting, Shareholders will be asked to vote on how frequently future “say-on-pay” votes should be presented to our Shareholders. Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:
“RESOLVED, that the option of once every one year, two years, or three years that receives the greatest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a non-binding (advisory) shareholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in the Company’s proxy statement).”
Under Exchange Act rules, the Company must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to Shareholders at least once every six years.
The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of Shareholders providing the Company with more direct and immediate feedback on those compensation disclosures. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation by the time of the following year’s annual meeting of shareholders.
Required Vote
You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to Proposal 3. You are not voting to approve or disapprove the Board’s recommendation on Proposal 3. The selection that receives the greatest number of votes cast at the Annual and Special Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
Since we value the opinions of our Shareholders, our Board and the Compensation Committee will consider the outcome of this advisory vote when determining how frequently a “say-on-pay” vote will be presented to Shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF HAVING AN ADVISORY (NON-BINDING) VOTE APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ONCE EVERY ONE YEAR.

PROPOSAL NO. 4—APPROVAL OF THE 2020 OMNIBUS PLAN

At the Annual Meeting, the Shareholders are being asked to vote on a proposal to approve the 2020 Omnibus Plan. On March 29, 2020, upon the recommendation of the Compensation Committee, our Board unanimously adopted the 2020 Omnibus Plan (the “Adoption Date”), in the form attached hereto as Appendix A. The 2020 Omnibus Plan will be effective on June 25, 2020 if it is approved by our Shareholders. If the 2020 Omnibus Plan is not approved by Shareholders, no awards will be made under the 2020 Omnibus Plan, the 2020 Omnibus Plan will be null and void in its entirety and the Predecessor Plans (as defined below) will remain in effect.
The 2020 Omnibus Plan will be applicable only to awards granted on or after the date the 2020 Omnibus Plan is approved by our Shareholders (the “Effective Date”) (and to awards granted after the Adoption Date that are subject to the 2020 Omnibus Plan’s approval by Shareholders). The 2018 Option Plan was last approved by our Shareholders on June 28, 2018, replacing the 2015 Option Plan. As further described below, the Employment Inducement Award Plan was adopted by the Board on September 5, 2019 without Shareholder approval pursuant to Section 611(f) of the TSX Company Manual and NASDAQ Listing Rule 5635(c)(4). The terms and conditions of awards granted under the 2018 Option Plan, the 2015 Option Plan and the Employment Inducement Award Plan (together, the “Predecessor Plans”) prior to the Effective Date of the 2020 Omnibus Plan will not be affected by the adoption or approval of the 2020 Omnibus Plan and the terms of the Predecessor Plans will remain effective with respect to such awards. No new grants will be made under the Predecessor Plans after the Effective Date.
Under the 2020 Omnibus Plan, we are requesting Shareholders authorize the issuance of up to 34,881,747 total Shares under the 2020 Omnibus Plan, comprised of: (a) 19,999,273 Shares, which were previously authorized for issuance, but not yet granted, under the Predecessor Plan plus (b) the number of Shares (not exceeding 14,149,502) underlying any award outstanding under the 2018 Option Plan or the 2015 Option Plan as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full plus (c) the number of Shares (not exceeding 732,972) underlying any award outstanding under the Employment Inducement Award Plan as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full. Awards granted under the Predecessor Plans prior to the Effective Date will remain outstanding under such plans in accordance with their terms and the 2020 Omnibus Plan will not affect the terms or conditions of any such award. The Company does not expect to grant awards under the Predecessor Plans prior to the Annual Meeting.
Shares available for future equity grants (14,149,502) were previously approved by Shareholders under the 2018 Option Plan. No new grants will be made under this plan. As of December 31, 2019, the total equity reserved and outstanding under all plans was as follows:

2020 Omnibus Plan – Shares Available for Issuance (assuming Shareholder approval)	19,999,273
Predecessor Plans Outstanding Awards – Shares Available for Issuance	14,882,474
Aggregate Stock Options Outstanding	14,149,502
•Weighted Average Exercise Price	C$4.84
•Weighted Average Remaining Term	2.56 years
Aggregate Full-Value Awards Outstanding / Unvested	732,972

Our equity-based compensation model, including the broad-based participation of our employees and the portion of equity compensation paid to our senior executives, results in a “burn rate,” or annual share utilization rate, as described below. We believe our historical share usage has been responsible and demonstrated prudence. Common measures of a share plan’s cost include burn rate, dilution and Overhang (as defined below). The following table summarizes the number of awards granted, the annual burn rate for each of the last three fiscal years and the average burn rate over the last three years.

	FY 2017	FY 2018	FY 2019
2015 Option Plan – Stock Options granted	6,308,297	1,541,042	—
2018 Option Plan – Stock Options granted	—	195,000	1,336,176
Employment Inducement Award Plan – Restricted Share Units granted	—	—	732,972
Total Shares granted	6,308,297	1,736,042	2,069,148
Weighted average shares outstanding	134,803,542	172,269,170	310,067,179
Annual burn rate	4.75%	1.11%	0.67%
3-year average rate	2.18%

Dilution measures the degree to which Shareholders’ ownership has been diluted by share-based compensation awarded under our equity plans and also includes Shares which may be awarded under the 2020 Omnibus Plan in the future (“Overhang”). The 34,881,747 Shares proposed for issuance under the 2020 Omnibus Plan pursuant to this Proposal 4 represent less than 10% of our outstanding Shares and less than 10.2% of our fully diluted Shares.
We have been granted conditional approval for an exemption by the TSX from the requirements of the TSX Company Manual relating to security based compensation arrangements since we are an “Eligible Interlisted Issuer” as defined in the TSX Company Manual.
Highlights of the 2020 Omnibus Plan

The 2020 Omnibus Plan contains a number of features and practices intended to promote good governance. The Board believes that the adoption of the 2020 Omnibus Plan will serve the best interests of Shareholders by:
•aiding in attracting, retaining and motivating key employees (including prospective employees), non-employee directors and consultants;
•further aligning the interests of such persons with those of our Shareholders; and
•promoting ownership of our equity.
Highlights of the 2020 Omnibus Plan include:
•eligibility of employees, non-employee directors and consultants to participate in the 2020 Omnibus Plan;
•a limitation on the total compensation (in any calendar year) to be granted to each non-employee director of $500,000, with the value of any equity-based awards based on the accounting grant date value; limited to $1,000,000 for the calendar year in which a non-employee director is newly appointed as a member of the Board or is designated the Chairman or Lead Director of the Board;
•flexibility to grant various types of equity instruments, including Stock Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights and other share-based or cash-based awards;
•a minimum vesting period of 12 months from the date of grant for all equity vehicles with limited exceptions;

•post-vesting, flexibility to settle Restricted Share Units in cash, Shares purchased on the open market, or newly issued Shares from a reserve approved by Shareholders;
•no repricing of Stock Options without approval from Shareholders;
•certain other amendments to the 2020 Omnibus Plan also require approval from Shareholders to align with Nasdaq listing requirements and best practice;
•treatment of outstanding equity awards in the event of various termination scenarios aligns with market typical practice or best practice;
•accelerated vesting of outstanding equity awards upon a change of control only in the event of a qualifying termination (“double-trigger”) or where outstanding equity awards are not assumed by, or replaced with comparable awards or rights by, the surviving corporation;
•allowing annual granting of long-term incentives based on the share reserve—in 2020, the inaugural grants under the 2020 Omnibus Plan are expected to be comprised 100% of Restricted Share Units; and
•total potential dilution (together with outstanding equity awards under the Predecessor Plans) of no more than 34,881,747 shares, equivalent to 10% of Shares outstanding.
Summary of the 2020 Omnibus Plan

The material terms of the 2020 Omnibus Plan are summarized below. The following description of the 2020 Omnibus Plan is not complete and is qualified in its entirety by reference to the full text of the 2020 Omnibus Plan, which is attached hereto as Appendix A.
Overview
The purpose of the 2020 Omnibus Plan is to help us attract, retain and motivate key employees (including prospective employees), non-employee directors and consultants, align the interests of such persons with Shareholders and promote ownership of the Company’s equity.
Administration
The Compensation Committee will administer the 2020 Omnibus Plan, unless a different committee is appointed by the Board for purposes of administering the 2020 Omnibus Plan. However, in its sole discretion, the Board may act as the Compensation Committee. To the extent permitted by applicable law, the Compensation Committee may allocate among its members or may delegate to one or more persons any of its powers, responsibilities or duties. For purposes of this summary, we refer to the committee that administers the 2020 Omnibus Plan, and to any person or group to whom this committee delegates authority, as the Compensation Committee.
Among other things, the Compensation Committee will grant, or recommend to the Board for approval to grant, awards and determine the persons who will receive awards, when such awards will be granted and the terms of such awards, including the number of shares subject to each award, the vesting schedule, expiration dates and other material features of the awards. The Compensation Committee has the authority to construe, interpret and implement the 2020 Omnibus Plan and all award agreements, and to adopt such rules and regulations relating to the 2020 Omnibus Plan as it deems necessary or advisable. All decisions and determinations of the Compensation Committee are final, binding and conclusive. No member of the Compensation Committee shall be liable for any action or determination made in good faith with respect to the 2020 Omnibus Plan or any award. Determinations by the Compensation Committee or the Board on all matters relating to the 2020 Omnibus Plan or any award agreement are final, binding and conclusive.

Eligibility
Employees (including prospective employees), non-employee directors and consultants will be eligible to participate in our 2020 Omnibus Plan. As of March 31, 2020 all of our approximately 670 employees, seven directors and no consultants would have been eligible to participate in the 2020 Omnibus Plan. The Compensation Committee reserves the right to determine which employees, directors and consultants will receive awards under the 2020 Omnibus Plan and reserves the right to grant no awards in any particular year.
Share Reserve
Subject to adjustment as described below, the number of Shares available for issuance under our 2020 Omnibus Plan will be (a) 19,999,273 plus (b) the number of Shares (not exceeding 14,149,502) underlying any award outstanding under the 2018 Option Plan or the 2015 Option Plan as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full plus (c) the number of Shares (not exceeding 732,972) underlying any award outstanding under the Employment Inducement Award Plan as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full (the sum of (a), (b) and (c), the “Share Limit”). For the avoidance of doubt, the Share Limit shall not exceed 34,881,747 Shares. If an award granted under the 2020 Omnibus Plan is forfeited or expires, the Shares not acquired pursuant to the award will again become available for subsequent issuance under the 2020 Omnibus Plan. The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding awards will not be counted against the Shares available for issuance under the 2020 Omnibus Plan. Shares subject to awards that are assumed, converted or substituted under the 2020 Omnibus Plan as a result of our acquisition of another company (including by way of merger, combination or similar transaction) will not be counted against the number of Shares that may be granted under the 2020 Omnibus Plan. With respect to awards of share-settled Share Appreciation Rights (as defined below), the total number of Shares that may be granted under the 2020 Omnibus Plan will be reduced by the full number of Shares underlying the exercised portion of such award (rather than only the number of Shares actually delivered upon exercise). The following types of Shares under the 2020 Omnibus Plan shall also be available for the grant of new awards under the 2020 Omnibus Plan: (i) Shares tendered to, or withheld by, us to pay the exercise price of a Stock Option and (ii) Shares withheld to satisfy any tax withholding obligation.
Adjustments
In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Shares, merger, consolidation, arrangement, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate (including, without limitation, by payment of cash) in (i) the maximum number of Shares reserved for issuance as grants, (ii) the maximum number of Shares that can be issued through Incentive Stock Options (as defined below), and (iii) the terms of any outstanding awards (including, without limitation, the number of Shares covered by each outstanding award, the type of property or securities to which an award relates and the exercise or strike price, if applicable).
Assumption or Substitution of Awards
Subject to compliance with Section 409A of the Code and other applicable provisions of the Code, the Compensation Committee may authorize, without affecting the Shares available for issuance under the 2020 Omnibus Plan, the issuance or assumption of benefits under the 2020 Omnibus Plan in connection with any merger, consolidation, acquisition of property or shares, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, without affecting the Shares available for issuance under the 2020 Omnibus Plan.

Minimum Vesting
Awards are subject to a minimum vesting schedule of at least 12 months following the date of grant of an award under the 2020 Omnibus Plan (with the exception of awards in respect to up to 5% of the Share Limit). The foregoing limitations will not preclude the acceleration of vesting of any such award upon the death or disability of the grantee, as determined by the Compensation Committee in its discretion, and shall not apply to awards that are granted in lieu of earned cash compensation or earned awards that are otherwise settled in cash.
Limits on Compensation to Non-Employee Directors
No non-employee director of the Company may be granted (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value of such award; provided, however, that the foregoing limitation will be $1,000,000 for the calendar year in which a non-employee director is newly appointed as a member of the Board or is designated the Chairman or Lead Director of the Board.
Types of Awards
The 2020 Omnibus Plan provides for the grant of Stock Options (both Stock Options intended to meet the requirements of “incentive stock options” under Section 422 of the Code (“Incentive Stock Options”) and “non-qualified stock options” that do not meet such requirements) (collectively, “Stock Options”), Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights and other share-based or cash-based awards.
All of the awards described above are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2020 Omnibus Plan. The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon the attainment of performance goals, continuation of service, or any other term or conditions. The vesting conditions placed on any award need not be the same with respect to each grantee and the Compensation Committee will have the sole discretion to amend any outstanding award to accelerate or waive any or all goals, restrictions, vesting provisions or conditions set forth in the award agreement.
Each award granted under the 2020 Omnibus Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions. In the case of any conflict or potential inconsistency between the 2020 Omnibus Plan and a provision of any award agreement, the 2020 Omnibus Plan will govern.
Stock Options
A Stock Option entitles the recipient to purchase Shares at a fixed exercise price. The Compensation Committee may award non-qualified Stock Options or Incentive Stock Options under the 2020 Omnibus Plan. Incentive Stock Options may only be granted to persons eligible to receive Incentive Stock Options under the Code and from a plan that has been properly approved by Shareholders in compliance with the relevant provisions of the Code. The aggregate fair market value of Shares (determined on the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (whether issued under the 2020 Omnibus Plan or any other plan of the Company and of any subsidiary or parent corporation of Cronos) may not exceed $100,000. No more than 5,000,000 Shares (subject to adjustment as described above) may be issued upon the exercise of Incentive Stock Options granted under the 2020 Omnibus Plan.
Exercise Price
The exercise price per Share for each Stock Option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a Share on the date the Stock Option is granted (110% of fair market value for Incentive Stock Options granted to grantees holding more than 10% of our total combined voting power or that of any of our affiliates).
Vesting and Expiration
The Compensation Committee may determine the vesting schedule and expiration dates for Stock Option awards; provided that the expiration date may not exceed ten years from the date of grant (five years for Incentive Stock Options granted to grantees holding more than 10% of our total combined voting power or that of any of our affiliates).
Method of Exercise
The 2020 Omnibus Plan provides for a variety of methods to exercise Stock Options. The exercise price of any Stock Option may be paid using cash or in another form determined by the Compensation Committee, which may include (i) bank transfer, (ii) Shares, (iii) other consideration approved by Cronos and permitted by applicable law, and (iv) any combination of the foregoing.
No Repricing or Reloads
The repricing of Stock Options, including through amendment, cancellation in exchange for the grant of a substitute award or repurchase for cash or other consideration, is not permitted without the approval of Shareholders. We will not grant any Stock Options with automatic reload features.
Share Appreciation Rights
Exercise Price
A Share Appreciation Right entitles the recipient to receive Shares, cash or other property equal in value to the appreciation of the Shares over the stated exercise price. The exercise price per Share for each Share Appreciation Right will be determined by the Compensation Committee, but (except as subject to adjustment by the Compensation Committee) may not be less than 100% of the fair market value of a Share on the date the Share Appreciation Right is granted.
Vesting and Expiration
The Compensation Committee may determine the vesting schedule and expiration dates for our Share Appreciation Rights; provided that the expiration date may not exceed ten years from the date of grant.
Method of Exercise
Each Share Appreciation Right will entitle a grantee to receive, upon exercise, an amount equal to the number of Shares underlying the Share Appreciation Right, multiplied by the excess of the fair market value of the Shares on the date of exercise over the exercise price of the Share Appreciation Right. Payment to a grantee upon the exercise of a Share Appreciation Right may be either in Shares, cash or other securities or property, or a combination of the foregoing, as determined by the Compensation Committee.
No Repricing or Reloads
The repricing of Share Appreciation Rights, including through amendment, cancellation in exchange for the grant of a substitute award or repurchase for cash or other consideration, is not permitted without the approval of Shareholders. We will not grant any Share Appreciation Rights with automatic reload features.

Restricted Shares
Restricted Shares are Shares that are registered in the recipient’s name, but are subject to transfer and/or other restrictions for a period of time. Restricted Shares may be granted in such amounts and with such terms and conditions as are determined by the Compensation Committee. The Compensation Committee will issue a certificate in respect to the Restricted Shares, unless the Compensation Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such Shares. In the event a certificate is issued, it may be registered in the name of the grantee, and we will hold the certificate until the restrictions upon the award have lapsed.
During the period that any restrictions apply, the transfer of Restricted Shares is generally prohibited. Grantees have full voting rights with respect to their Restricted Shares during the restricted period. All ordinary cash dividend payments or other ordinary distributions paid upon a Restricted Share award will be retained by the Company and paid to the grantee (without interest) during the vesting period and will revert back to the Company if for any reason the Restricted Share upon which such dividends or other distributions were paid reverts back to the Company.
Restricted Share Units
A Restricted Share Unit is an unfunded, unsecured right to receive a Share, cash or other property at a future date. Restricted Share Units may be granted in such amounts and with such terms and conditions as are determined by the Compensation Committee.
During the period that any restrictions apply, the transfer of Restricted Share Unit awards is generally prohibited. Grantees only have the rights of a general unsecured creditor until delivery of Shares, cash or other securities or property is made as specified in the award agreement. On the delivery date, the grantee of each Restricted Share Unit not previously forfeited or terminated will receive one Share, cash or other securities or property that is equal in value to such Share or a combination thereof, as determined by the Compensation Committee, unless otherwise prescribed in the award agreement.
Dividend Equivalent Rights
Award agreements under the 2020 Omnibus Plan may provide for Dividend Equivalent Rights for any granted award, other than an award of Stock Options or Share Appreciation Rights. Dividend Equivalent Rights entitle the grantee to receive amounts equal to all or any portion of the regular cash dividends that are paid on the Shares underlying a grant while the grant is outstanding. Grantees only have the rights of a general unsecured creditor until payment of such amounts is made.
Dividend Equivalent Rights may be paid in cash, in Shares or in another form, as determined by the Compensation Committee and specified in the award agreement. The Compensation Committee will also determine the time or times at which payments will be made, and such other terms and conditions as the Compensation Committee will deem appropriate, including whether the amounts subject to a Dividend Equivalent Right may be notionally reinvested in the form of award to which the award agreement relates; provided that in no event may such payments be made unless and until the award to which they relate vests.
Performance-Based and Other Share-Based or Cash-Based Awards
Under the 2020 Omnibus Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based awards, including awards subject to performance-based criteria, in such amounts and subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the grant or offer for sale of unrestricted Shares, performance share awards and performance units settled in cash.

Change of Control
Unless otherwise provided in the applicable award agreement or employment agreement, if a grantee’s employment is terminated by us without “just cause” (as defined in the 2020 Omnibus Plan) on or within one year after a “change of control”, (i) all outstanding awards will become fully vested (including lapsing of all restrictions and conditions), and, as applicable, exercisable and (ii) any Shares deliverable pursuant to Restricted Share Units will be delivered promptly (but no later than 15 days) following the termination of employment. Notwithstanding the foregoing, if, in connection with a change of control, any outstanding awards are not assumed by, or replaced with comparable awards or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such change of control each award granted to such grantee prior to such change of control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable. As of the change of control date, any outstanding performance-based awards will be deemed earned at the actual performance level as of the date of the change of control (or target performance if the Compensation Committee determines that the actual performance level is unable to be determined) with respect to all open performance periods and will cease to be subject to any further performance conditions, but will continue to be subject to time-based vesting following the change of control in accordance with the original performance period.
In the event of a change of control, the Compensation Committee has the sole discretion, to the extent determined by the Compensation Committee to be permitted under Section 409A of the Code and subject to the applicable award agreement, to (i) settle awards for an amount equal to their value of cash or securities (in the case of Stock Options and Share Appreciation Rights that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such awards), as determined by the Compensation Committee in its sole discretion, (ii) provide for the assumption of or the issuance of substitute awards, or (iii) provide that for a period of at least 20 days prior to the change of control, Stock Options or Share Appreciation Rights that would not otherwise become exercisable prior to a change of control will be exercisable as to all Shares, as the case may be, subject thereto and that any Stock Options or Share Appreciation Rights not exercised prior to the consummation of the change of control will terminate and be of no further force or effect as of the consummation of the change of control.
For purposes of the 2020 Omnibus Plan, a “change of control” generally includes:
•the consummation of any transaction or series of transactions, the result of which is that any person or group of persons acting jointly or in concert for purposes of such transaction or series of transactions becomes the beneficial owner, directly or indirectly, of more than 50% of the voting securities in the capital of (i) the entity resulting from such transaction or series of transactions or the entity that acquired all or substantially all of the business or assets of the Company in a transaction or series of transactions described in the second bullet below or (ii) the ultimate parent entity that has beneficial ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of such resulting entity, measured by voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the parent company (or, if there is no parent company, the surviving company) rather than the number of securities (but shall not include the creation of a holding company or other transaction that does not involve any substantial change in the proportion of direct or indirect beneficial ownership of the voting securities of the Company prior to the consummation of the transaction or series of transactions); provided that the exercise by Altria Summit LLC (or any of its affiliates as of the Effective Date) of the Purchased Warrant (as defined in the Subscription Agreement, by and among the Company, Altria Summit LLC and Altria Group, Inc., dated as of December 7, 2018) will not constitute a change of control of this type and provided further that in the event of a change of control of Altria Summit LLC, the Board has the discretion to determine whether such change of control constitutes a change of control pursuant to the 2020 Omnibus Plan;
•the direct or indirect sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the business or assets of the Company, taken as a whole, to any person or group of persons acting jointly or in concert for purposes of such transaction or series of transactions (other than to any affiliates of the Company); or

•during any consecutive 12 month period incumbent directors (i.e., individuals who constitute our Board immediately prior to the occurrence of a contested election of directors or persons becoming directors whose election or nomination for election was approved by a vote of at least two-thirds of the incumbent directors then on our Board) cease to constitute a majority of the Board.
Effectiveness
The 2020 Omnibus Plan will become effective only upon its approval by Shareholders.
Amendment; Termination
Our Board may amend or terminate the 2020 Omnibus Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our Shareholders must approve any amendment to the extent required to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency. Unless terminated sooner by our Board or extended with Shareholder approval, the 2020 Omnibus Plan will terminate on the day immediately preceding the tenth anniversary of the date on which our Shareholders approved the 2020 Omnibus Plan, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.
Tax Withholding and Right of Offset
Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any award or the lifting or lapse of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax or statutory withholding obligation on the part of the Company relating to an award, (a) the Company may deduct or withhold from any payment or distribution to any grantee, whether or not pursuant to the 2020 Omnibus Plan, (b) the Company may require the grantee to remit cash to the Company (through payroll deduction or otherwise), or (c) the Company may enter into any other suitable arrangements, in each case in an amount not to exceed the minimum statutory amounts of such taxes required by law, in each case in the Company’s discretion, to withhold (i) the minimum amounts of such taxes required by law to be withheld on the individual tax rates applicable to the grantee, (ii) if elected by the grantee or provided in an award agreement, the maximum or maximum individual tax rate applicable to the grantee.
The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the 2020 Omnibus Plan or any award agreement any outstanding amounts that the grantee then owes to the Company and any amounts the Compensation Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, (a) if an award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Compensation Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the 2020 Omnibus Plan or any award agreement if such offset could subject the grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding award and (b) no such offset will be applied to Shares issuable on the exercise of Stock Options.
Assignability and Transferability
Unless otherwise determined by the Compensation Committee, no award granted under the 2020 Omnibus Plan will be transferable or assignable by a grantee, other than by will, by the laws of descent and distribution, or to any trust established for the benefit of the grantee or any parent, grandparent, sibling or child (including any adopted sibling or child) of the grantee. All awards (and any rights thereunder) will be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative or the trustee, as applicable. The Compensation Committee may permit, under such terms and conditions as it deems appropriate in its sole discretion, a grantee to transfer any award to any person or entity that the Compensation Committee so determines.

Clawback
All awards under the 2020 Omnibus Plan will be subject to any clawback or recapture policy that we may adopt from time to time.
U.S. Federal Income Tax Considerations
The following is a brief description of the principal U.S. federal income tax consequences generally arising with respect to the grant of awards under the 2020 Omnibus Plan. This summary is intended for the information of Shareholders considering how to vote at the Annual Meeting. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences or withholding and other payroll tax matters. Different tax rules may apply to variations on transactions that are permitted under the 2020 Omnibus Plan. Participants are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2020 Omnibus Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.
Incentive Stock Options
A grantee will not be subject to tax upon the grant of an Incentive Stock Option or upon the exercise of an Incentive Stock Option. However, the excess of the fair market value of the Shares on the date of exercise over the exercise price paid will be included in such grantee’s alternative minimum taxable income. Whether a grantee is subject to the alternative minimum tax will depend on such grantee’s particular circumstances. A grantee’s basis in the Shares received will be equal to the exercise price paid, and the holding period in such Shares will begin on the day following the date of exercise.
If a grantee disposes of the Shares on or after the later of (i) the second anniversary of the date of grant of the Incentive Stock Option and (ii) the first anniversary of the date of exercise of the Incentive Stock Option (the “Statutory Holding Period”), such grantee will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the basis in such Shares. Such capital gain or loss will be subject to the rules set forth under “Disposition of Shares” below.
If a grantee disposes of the Shares before the end of the Statutory Holding Period, such grantee will have engaged in a “disqualifying disposition.” As a result, such grantee will be subject to tax:
•on the excess of the fair market value of the Shares on the date of exercise (or the amount realized on the disqualifying disposition, if less) over the exercise price paid, as ordinary income, and
•on the excess, if any, of the amount realized on such disqualifying disposition over the fair market value of the Shares on the date of exercise, as capital gain. Such capital gain will be subject to the rules set forth under “Disposition of Shares” below.
If the amount a grantee realizes from a disqualifying disposition is less than the exercise price paid (i.e., a grantee’s basis) and the loss sustained upon such disposition would otherwise be recognized, such grantee will not recognize any ordinary income from such disqualifying disposition and instead such grantee will recognize a capital loss. In the event of a disqualifying disposition, the amount recognized by a grantee as ordinary income is generally deductible by the Company.
The current position of the Internal Revenue Service is that income tax withholding and FICA and FUTA taxes (“Employment Taxes”) do not apply upon the exercise of an Incentive Stock Option or upon any subsequent disposition, including a disqualifying disposition, of Shares acquired pursuant to the exercise of the Incentive Stock Option.

Nonstatutory Stock Options
A grantee will not be subject to tax upon the grant of a Stock Option which is not intended to be (or does not qualify as) an Incentive Stock Option. Upon exercise of a nonstatutory Stock Option, an amount equal to the excess of the fair market value of the Shares acquired on the date of exercise over the exercise price paid is taxable to a grantee as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and Employment Taxes. A grantee’s basis in the Shares received will equal the fair market value of the Shares on the date of exercise, and a grantee’s holding period in such Shares will begin on the day following the date of exercise.
Exercise of Stock Options with Previously Acquired Shares
If a grantee uses previously acquired Shares to pay all or a portion of the exercise price on the exercise of an Incentive Stock Option or a nonstatutory Stock Option, such grantee will not be subject to tax with respect to the Shares that the grantee transfers to the Company. Instead, the number of Shares the Company delivers to the grantee upon exercise of the Stock Option that equals the number of Shares such grantee transferred to the Company (the “Substitute Shares”) will have the same basis and holding period as the Shares the grantee transferred to the Company.
However, where a grantee uses Shares that were acquired pursuant to the previous exercise of an Incentive Stock Option (the “First Incentive Stock Option”) to acquire Shares under another Incentive Stock Option (the “Second Incentive Stock Option”), and the Statutory Holding Period discussed above has not been met with respect to the Shares that such grantee transfer to the Company, the exchange will be deemed a disqualifying disposition and the grantee will recognize ordinary income to the extent the fair market value of the Shares on the date of exercise of the First Incentive Stock Option (or, if less, the fair market value of the Shares on the date of exercise of the Second Incentive Stock Option) exceeds the exercise price paid pursuant to the exercise of the First Incentive Stock Option. In such a case, the grantee’s basis in the Substitute Shares received will be equal to the basis of the Shares that such grantee transferred to the Company plus the ordinary income taxable to the grantee as a result of the disqualifying disposition, and the grantee’s holding period in the Substitute Shares received will be the same as the holding period in the Shares that the grantee transferred to the Company. However, the grantee’s Statutory Holding Period in the Substitute Shares received will begin on the date of exercise of the Second Incentive Stock Option.
If the grantee uses previously acquired Shares to pay the entire option exercise price of a nonstatutory Stock Option, then the fair market value of the Shares received which are not Substitute Shares (the “Additional Shares”) is taxable to the grantee as ordinary income, and such amount will generally be deductible by the Company. The grantee’s basis in the Additional Shares will be equal to the fair market value of the Shares on the date of exercise, and the grantee’s holding period in the Additional Shares will begin on the day following the date of exercise. In the event the grantee uses previously acquired shares to pay a portion of the exercise price of a nonstatutory option and the grantee uses cash to pay the remainder of such exercise price, then the exercise shall be bifurcated into (i) an exercise using previously acquired shares which will be subject to the tax rules in the two immediately preceding paragraphs and (ii) an exercise using cash which will be subject to the tax rules under “Nonstatutory Stock Options” above.
If the grantee uses previously acquired Shares to pay the entire Stock Option exercise price of an Incentive Stock Option, then the grantee will have a zero basis in the Additional Shares received, and the grantee’s holding period in the Additional Shares will begin on the day such shares are transferred to the grantee. However, for purposes of determining whether the grantee has held the additional Shares for the Statutory Holding Period, the date of exercise of the Incentive Stock Option will be counted towards meeting such holding period. In the event the grantee uses previously acquired shares to pay a portion of the exercise price of an Incentive Stock Option and the grantee uses cash to repay the remainder of such exercise price, then the exercise shall be bifurcated into (i) an exercise using previously acquired shares which will be subject to the tax rules in the two immediately preceding paragraphs and (ii) an exercise using cash which will be subject to the tax rules under “Incentive Stock Options” above.

Share Appreciation Rights
A grantee will not be subject to tax upon the grant of a Share Appreciation Right. Upon exercise of a Share Appreciation Right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of the Shares received will be taxable to such grantee as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and Employment Taxes. A grantee’s basis in any Shares received will be equal to the fair market value of such Shares on the date of exercise, and the holding period in such Shares will begin on the day following the date of exercise.
Restricted Shares
A grantee will not be subject to tax upon receipt of an award of Shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Plan unless such grantee makes the election referred to below. Upon lapse of the restrictions, a grantee will recognize ordinary income equal to the fair market value of the Shares on the date of lapse (less any amount such grantee may have paid for the shares), and such income will be subject to income tax withholding and Employment Taxes. A grantee’s basis in the Shares received will be equal to the fair market value of the Shares on the date the restrictions lapse, and the holding period in such Shares begins on the day after the restrictions lapse. If any dividends are paid on such Shares prior to the lapse of the restrictions they will be includible in a grantee’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and Employment Taxes.
If permitted by the applicable award agreement and the 2020 Omnibus Plan, a grantee may elect, within 30 days after the date of the grant of the Restricted Shares, to recognize immediately (as ordinary income) the fair market value of the Restricted Shares awarded (less any amount such grantee may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and Employment Taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If a grantee makes this election, the holding period will begin the day after the date of grant, dividends paid on the Shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by such grantee upon the lapse of the restrictions. However, if a grantee forfeits the Restricted Shares before the restrictions lapse, no deduction or capital loss will be available to such grantee (even though such grantee previously recognized income with respect to such forfeited Shares).
In the taxable year in which a grantee recognizes ordinary income on account of Shares awarded to such grantee, the Company generally will be entitled to a deduction equal to the amount of income recognized by the grantee. In the event that the Restricted Shares are forfeited by a grantee after having made the Section 83(b) election referred to above, the Company generally will include in its income the amount of the Company’s original deduction.
Restricted Share Units
A grantee will not be subject to tax upon the grant of a Restricted Share Unit. Upon vesting of the Restricted Share Unit, the fair market value of the Shares covered by the award on the vesting date will be subject to Employment Taxes. Upon distribution of the cash and/or Shares underlying the Restricted Share Units, a grantee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the distribution date) of the Shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. A grantee’s basis in any Shares received will be equal to the fair market value of the Shares on the date of distribution, and the holding period in such Shares will begin on the day following the date of distribution. If any dividend equivalent amounts are paid to a grantee, they will be includible in such grantee’s income as additional compensation (and not as dividend income) and will be subject to income and Employment Tax withholding.

Dividend Equivalent Rights
A grantee will not be subject to tax upon the grant of a Dividend Equivalent Right. Upon payment of any dividend equivalent amounts, a grantee will recognize such payment as ordinary income (and not as dividend income).
Performance-Based and Other Share-Based or Cash-Based Awards
The income tax consequences of other share-based awards will depend on how such awards are structured. A grantee who receives a cash-based award will not recognize any taxable income for federal income tax purposes at grant. Any cash received pursuant to the award will be treated as compensation income received by the grantee generally in the year in which such grantee receives the cash, and such amount will generally be deductible by the Company.
Disposition of Shares
Unless stated otherwise above, upon the subsequent disposition of Shares acquired under any of the preceding awards, a grantee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and a grantee’s basis in the Shares, and such amount will be long-term capital gain or loss if such Shares were held for more than 12 months. Capital gain is generally taxed at a maximum rate of 20% if the property is held more than one year.
Section 409A
If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Grantees are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to the awards.
New Plan Benefits
The benefits or amounts that will be awarded under the 2020 Omnibus Plan for 2020 cannot currently be determined because awards made by the Compensation Committee will be subject to the Compensation Committee’s discretion. Simply to illustrate potential future use of the 2020 Omnibus Plan, the following table shows the grant date fair value and number of Shares subject to awards that were received by our NEOs, other executive directors, non-employee directors, officers, key employees and service providers for 2019, pursuant to the 2018 Option Plan and the Employment Inducement Award Plan.
These amounts do not reflect grants made in 2020 for 2019 performance.

Name and Position	Grant Date Fair Value ($)(1)	Number of Shares (#)
Michael Gorenstein, CEO	10,996,213	1,097,791
Jerry Barbato, CFO	301,392	30,089
David Hsu, Former Chief Operations Officer	391,812	39,116
Robert Rosenheck, Chief Executive Officer, Redwood Wellness	4,250,000	366,486
Xiuming Shum, EVP, Legal and Regulatory Affairs	301,392	30,089
William Hilson, Former Chief Commercial Officer	131,859	13,164
Executive Group (8 individuals)	16,794,730	1,620,725
Non-Executive Director	—	—
Non-Executive Officer Employee Group (35 individuals)	5,438,077	646,409

(1) The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of the relevant awards granted in 2019 pursuant to the 2018 Option Plan or Employment Inducement Award Plan, respectively. Amounts were converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7537 for the 12-month period ended December 31, 2019.
Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2019 and does not reflect grants made in 2020 for 2019 performance:

Plan Category	(a) Number of Shares to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by Shareholders(2)	9,034,714	2.93	34,881,747
Equity compensation plans not approved by Shareholders(3)	732,972	—	—
Total	9,767,686	—	34,881,747
(1) Number of Shares to be issued upon exercise of Stock Options was calculated using a price per Share of C$9.97, the closing price of our Shares on TSX on December 31, 2019.
(2)  Consists of the 2018 Option Plan and the 2015 Option Plan. See note 17 of the notes to consolidated financial statements included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2019 regarding share-based payments.
(3) Consists of the Employment Inducement Award Plan. Excludes the Deferred Share Unit Plan for Non-Executive Directors, pursuant to which non-employee directors receive cash-settled Deferred Share Units.
Employment Inducement Award Plan
On September 5, 2019, upon the recommendation of the Compensation Committee, our Board unanimously adopted the Employment Inducement Award Plan. The Employment Inducement Award Plan was adopted without Shareholder approval pursuant to Section 611(f) of the TSX Company Manual and NASDAQ Listing Rule 5635(c)(4). The purpose of the Employment Inducement Award Plan is to promote the interests of the Company and its Shareholders by giving the Company a competitive advantage in attracting personnel capable of assuring the future success of the Company and to provide such personnel with an appropriate and material inducement to become employees of the Company. Pursuant to the terms of the Employment Inducement Award Plan, the Board is authorized to issue up to an aggregate of 732,972 Shares deliverable to the holder of an award under the Employment Inducement Award Plan. Awards under the Employment Inducement Award Plan are intended to qualify as (i) security based compensation arrangements that are exempt from the requirement for security holder approval in reliance on Section 611(f) of the TSX Company Manual or any successor provisions and (ii) employment inducement awards within the meaning of NASDAQ Listing Rule 5635(c)(4) or any successor provisions.
The Employment Inducement Award Plan provides that upon a participant’s termination of employment (as determined under criteria established by a committee of directors designated by the Board (initially, the Compensation Committee)) during the applicable restriction period, except as otherwise determined by the Committee or provided in an award agreement, all applicable awards at such time subject to restriction will be forfeited and reacquired by Cronos, provided that the Committee has discretion to waive in whole or in part any or all restrictions with respect to any applicable awards. It also provides that in the event of a change of control where the resulting corporation agrees to continue, assume or replace the awards outstanding as of the date of the change of control (with such adjustments as may be required), then such awards or replacements therefor will remain outstanding and be governed by their respective terms. If and to the extent that outstanding awards under the

Employment Inducement Award Plan are not continued, assumed or replaced in connection with a change of control, then all forms of awards then outstanding will fully vest immediately prior to the effective time of the change of control, with performance awards, if any, deemed earned at the target level of performance. If, within 24 months after a change of control and in connection with which outstanding awards are continued, assumed or replaced, a participant experiences an involuntary termination of employment for reasons other than just cause, or the participant resigns for good reason, then outstanding awards issued to the participant will become immediately fully vested and non-forfeitable, with any performance awards deemed earned at the target level of performance.
Pursuant to the Employment Inducement Award Plan and in connection with the Redwood Acquisition, the Company granted 366,486 Restricted Share Units to Mr. Rosenheck. As of March 31, 2020, 732,972 Shares remain outstanding under the Employment Inducement Award Plan.
If the 2020 Omnibus Plan is approved by Shareholders, no new awards will be granted under the Employment Inducement Award Plan beginning on the Effective Date of the 2020 Omnibus Plan.
Required Vote
With regard to the approval of the 2020 Omnibus Plan, you may select “For,” “Against” or “Abstain.” Approval of the 2020 Omnibus Plan requires the affirmative vote of the majority of the votes cast at the Annual and Special Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2020 OMNIBUS PLAN.

PROPOSAL NO. 5—APPROVAL OF THE CONTINUANCE
The Continuance
The Company is currently governed by the OBCA. The Company believes it is appropriate at this time to continue to the Province of British Columbia, which has a corporate statute that provides additional flexibility, including with respect to the composition of the Board by removing the requirement to have Canadian residency requirements for Board members. This allows the Board to consider candidates for the Board from a larger pool of candidates that includes candidates from outside of Canada in order to have the right composition, skills, expertise and diversity to drive long-term value. The Company intends to apply for the discontinuance from the OBCA and to continue under the BCBCA.
At the Annual and Special Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, with or without variation, a resolution authorizing the Board to make an application for the Continuance of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia (the “Continuance Resolution”), the form of which is attached as Appendix C to this Proxy Statement.
In order to effect the Continuance, the following steps must be taken:
•Shareholders must approve the Continuance Resolution at the Annual and Special Meeting, authorizing the Company to, among other things, file the continuation application with the registrar appointed under the BCBCA;
•if the Continuance Resolution is approved, the Company will apply to the Director appointed under the OBCA to authorize the proposed Continuance (the “OBCA Director”). The OBCA Director will generally authorize a continuance from the OBCA to the BCBCA upon (i) receipt of an Application for Authorization to Continue to Another Jurisdiction, (ii) being satisfied that certain rights, obligations, liabilities and responsibilities of the Company as set out in Section 181(9) of the OBCA will remain unaffected as a result of the Continuance, and (iii) receipt of the consent of the Ministry of Finance (Ontario) and the consent of the Ontario Securities Commission with respect to the Continuance;
•upon receipt of the authorization from the OBCA Director, the Company will apply to the registrar appointed under the BCBCA to continue under the BCBCA, and the registrar will issue a Certificate of Continuance, at which time the Continuance will be effective; and
•the Company will file a copy of the Certificate of Continuance with the OBCA Director and the OBCA Director will issue a Certificate of Discontinuance under the OBCA.
Effect of the Continuance
Upon issue of a Certificate of Continuance for the Company under the BCBCA, the Company will cease to be a corporation governed by the OBCA and will be governed by the BCBCA as if had been originally incorporated under the BCBCA. The Continuance will not create a new legal entity, nor will it prejudice or affect the continuity of the Company. The Continuance will not result in any change in the business of the Company. Upon the completion of the Continuance, there will be no change in: (i) the ownership of corporate property; (ii) liability for obligations; (iii) the existence of a cause of action, claim or liability to prosecution; (iv) enforcement against the Company of any civil, criminal or administrative proceedings pending; or (v) the enforceability of any conviction or judgment against or in favor of the Company.
However, the Continuance will affect certain rights of Shareholders as they currently exist under the OBCA and the Company’s by-laws. A summary of certain corporate law differences between the BCBCA and the OBCA is provided in Appendix D to this Proxy Statement. The summary is not intended to be a comprehensive review of the statutes. Reference should be made to the full text of both statutes and the regulations thereunder for particulars of any differences between them, and Shareholders should consult their legal or other professional advisors with regards to all of the implications of the Continuance which may be of importance to them.
Articles Following the Continuance
The current articles and by-laws of the Company will be replaced by a “Notice of Articles” and “Articles” (together, the “Articles”) under the BCBCA, which will include changes to reflect certain corporate law differences of the BCBCA in comparison to the OBCA. The proposed Articles are substantially analogous to the articles and by-laws of the Company in force today and have been prepared with a view to corporate governance best practices under the BCBCA. These differences in the articles are also summarized in Appendix D to this Proxy Statement. The proposed Articles are attached as Appendix E to this Proxy Statement. The current articles and by-laws of the Company are available on the Company’s website at ir.thecronosgroup.com/governance/documents-charters.
Dissent Rights
A registered Shareholder is entitled to dissent from the Continuance substantially in the manner provided in section 185 of the OBCA. A summary of section 185 of the OBCA relating to the rights of a Shareholder to dissent in respect of the Continuance is included in Appendix F to this Proxy Statement. A copy of the text of section 185 of the OBCA is set forth in Appendix G to this Proxy Statement.
Required Vote
With regard to the approval of the Continuance Resolution you may select “For”, “Against” or “Abstain”. Approval of the Continuance Resolution requires the affirmative vote of 66 2/3% of the votes cast at the Annual and Special Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
Even if the Continuance Resolution is approved, the Board retains the power to revoke it at all times without any further approval by Shareholders. The Board will only exercise such power in the event that it is, in its opinion, in the best interests of the Company. For example, if a significant number of Shareholders dissent in respect of the Continuance Resolution, the Board may determine not to proceed with the Continuance.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CONTINUANCE RESOLUTION.

PROPOSAL NO. 6—APPOINTMENT OF KPMG LLP
The Audit Committee has recommended to the Board that KPMG be nominated for appointment by the Shareholders to serve as the Company’s independent auditors, to audit the consolidated financial statements of the Company as of and for the fiscal year ending December 31, 2020. KPMG has audited the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and December 31, 2018.
All audit and non-audit services provided by KPMG to the Company and its subsidiaries in fiscal years 2018 and 2019 are described above under “Principal Accountant Fees”. All fees and services described under “Principal Accountant Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with KPMG, subject to the approval of the Board. KPMG has advised the Company that it is “independent” of the Company within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board. Representatives of KPMG will be present at the Annual and Special Meeting and will have the opportunity to make a statement and to respond to appropriate questions from Shareholders.
The Company is asking Shareholders to appoint KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and to authorize the Board to fix KPMG’s remuneration. If the Shareholders do not appoint KPMG, KPMG will continue to hold office until a successor auditor is appointed.
Required Vote
With regard to the appointment of KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and the authorization of the Board to fix KPMG’s remuneration you may select “For” or “Withhold” and a plurality of votes cast is necessary to appoint KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and the authorization of the Board to fix KPMG’s remuneration. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Withholds and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020 AND TO AUTHORIZE THE BOARD TO FIX KPMG’S REMUNERATION.

OTHER BUSINESS
If any matters other than those referred to in the Notice of Annual and Special Meeting properly come before the Annual and Special Meeting, the individuals named in the accompanying proxy card or voting instruction form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, Cronos is not aware of any business other than the items referred to in the Notice of Annual and Special Meeting that will be considered at the Annual and Special Meeting.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
Cronos is subject to both the rules of the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the provisions of the OBCA with respect to Shareholder proposals. As clearly indicated under the OBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 annual meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Corporate Secretary of the Company on or before , 2020 (which is 120 calendar days before the anniversary of the date this Proxy Statement was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or voting instruction form relating to that meeting. In the event that we hold our 2021 annual meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Annual and Special Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders.
If the Continuance is not completed, Shareholders who, in accordance with the OBCA, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 annual meeting of Shareholders must submit their proposals on or before April 26, 2021 (which is 60 days before the anniversary of the Annual and Special Meeting).
Subject to the Continuance being completed, Shareholders who, in accordance with the BCBCA, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 annual meeting of Shareholders must submit their proposals on or before March 25, 2021 (which is three months before the anniversary of the Annual and Special Meeting).
A Shareholder may also nominate a person for election as a director of Cronos at an annual meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the OBCA or the BCBCA, as applicable, by complying with the procedures set forth in the Company’s Advance Notice By-Law (as defined below).
Shareholder Recommendations for Director Nominations
The Company’s by-laws contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a Shareholder (who must also meet certain qualifications outlined in the by-laws) (the “Nominating Shareholder”) at any annual meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice By-Law”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Company’s by-laws which are available on the Company’s website at ir.thecronosgroup.com/governance/documents-charters.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company. To be timely, a Nominating Shareholder’s notice to the Corporate Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Company’s by-laws also prescribe the proper written form for a Nominating Shareholder’s notice.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the by-laws and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice By-Law.

HOUSEHOLDING OF ANNUAL AND SPECIAL MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple Shareholders in your household. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Corporate Secretary of the Company.

DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended) are available at https://thecronosgroup.com/.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended) is being made available with this Proxy Statement to our Shareholders. Shareholders are referred to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended), including the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019 and related management’s discussion and analysis contained therein, for financial and other information about us. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended) is not part of this Proxy Statement.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at https://thecronosgroup.com/, on the SEC’s website at www.sec.gov and on the Company’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as amended), without charge to any Shareholder upon request to Investor Relations at 720 King Street West, Suite 320, Toronto, Ontario, M5V 2T3, or by e-mail request to investor.relations@thecronosgroup.com.

By order of the Board of Directors,

Michael Gorenstein Chairman, President and Chief Executive Officer

APPENDIX A—2020 OMNIBUS EQUITY INCENTIVE PLAN

CRONOS GROUP INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN
ARTICLE I
GENERAL
1.1 Purpose
The purpose of the Cronos Group Inc. 2020 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”) is to help Cronos Group Inc., a corporation formed under the Business Corporations Act (Ontario) (“Cronos”): (1) attract, retain and motivate key employees (including prospective employees), non-employee directors and consultants; (2) align the interests of such persons with Cronos’ shareholders; and (3) promote ownership of Cronos’ equity. This Plan shall be effective for Awards granted effective on or after the Effective Date. Beginning on the Effective Date, no new awards shall be granted or awarded under the 2018 Amended and Restated Stock Option Plan or the 2015 Amended and Restated Stock Option Plan (together, the “Option Plans”) and the Cronos Group Inc. Employment Inducement Award Plan #1 (the “Employment Inducement Award Plan”). Awards granted under the Option Plans and the Employment Inducement Award Plan prior to the Effective Date shall remain outstanding under such plans in accordance with their terms and this Plan shall not affect the terms or conditions of any such award.
1.2 Definitions of Certain Terms
For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1 “Acquisition Awards” has the meaning set forth in Section 1.6.1.
1.2.2 “Award” means an award made pursuant to the Plan.
1.2.3 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.4 “Board” means the Board of Directors of Cronos.

1.2.5 “Certificate” means a stock certificate or other appropriate document or evidence of ownership representing Common Shares.
1.2.6 “Change of Control” means:
(a) the consummation of any transaction or series of transactions, including any reorganization, recapitalization, statutory share exchange, consolidation, amalgamation, arrangement, merger or issue of voting shares in the capital of Cronos, the result of which is that any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, association, joint-stock company, estate, trust, organization, governmental authority or other entity of any kind or nature (“Person”), or group of Persons acting jointly or in concert for purposes of such transaction or series of transactions, becomes the beneficial owner, directly or indirectly, of more than 50% of the voting securities in the capital of the entity resulting from such transaction or series of transactions or the entity that acquired all or substantially all of the business or assets of Cronos in a transaction or series of transactions described in paragraph (b) below (in each case, the “Surviving Company”) or the ultimate parent entity that has beneficial ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), measured by voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) rather than the number of securities (but shall not include the creation of a holding company or other transaction that does not involve any substantial change in the proportion of direct or indirect beneficial ownership of the voting securities of Cronos prior to the consummation of the transaction or series of transactions); provided that the exercise by Altria Summit LLC (or any of its affiliates as of the Effective Date) of the Purchased Warrant (as defined in the Subscription Agreement, by and among the Company, Altria Summit LLC and Altria Group, Inc., dated as of December 7, 2018) shall not constitute a Change of Control pursuant to this clause (a); provided further that in the event of a change of control of Altria Summit LLC, the Board has discretion to determine whether such change of control constitutes a Change of Control pursuant to this clause (a);
(b) the direct or indirect sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the business or assets of Cronos, taken as a whole, to any Person or group of Persons acting jointly or in concert for purposes of such transaction or series of transactions (other than to any affiliates of Cronos); or
(c) Incumbent Directors during any consecutive twelve (12) month period ceasing to constitute a majority of the Board (for the purposes of this paragraph, an “Incumbent Director” shall mean any member of the Board who is a member of the Board immediately prior to the occurrence of a contested election of directors of Cronos or any person becoming a director whose election or nomination for election was approved by a vote of at least two thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Cronos in which such person is named as a nominee for director, without written objection to such nomination)).
1.2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.8 “Committee” has the meaning set forth in Section 1.3.1.
1.2.9 “Common Shares” means the common shares in the capital of Cronos, no par value per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.
1.2.10 “Company” means Cronos and any Subsidiary, and any successor entity thereto.
1.2.11 “Consent” has the meaning set forth in Section 3.3.2.
1.2.12 “Consultant” means any individual (other than a non-employee Director), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company.
1.2.13 “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.14 “Cronos” has the meaning set forth in Section 1.1.
1.2.15 “Director” means a member of the Board.
1.2.16 “Disability” means a physical or mental incapacity of the Grantee that has prevented the Grantee from performing the duties, with any accommodation required by applicable law, customarily assigned to the Grantee for 180 calendar days, whether or not consecutive, out of any twelve (12) consecutive months and that in the opinion of the Company, acting on the basis of advice from a duly qualified medical practitioner, is likely to continue to a similar degree.
1.2.17 “Effective Date” has the meaning set forth in Section 3.24.
1.2.18 “Employee” means a regular employee of the Company, but does not include a non-employee Director.
1.2.19 “Employment” means a Grantee’s performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” shall have their correlative meanings. Unless otherwise addressed in a Grantee’s employment or similar agreement with the Company, and subject to the requirements of applicable law, the Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated shall include both voluntary and involuntary terminations, and the involuntary termination of a Grantee’s Employment shall occur on the date that the Grantee ceases performing services for the Company on a permanent basis, whether such termination is lawful or otherwise, without regard to any required period of notice, pay in lieu of notice, severance pay or similar compensation or benefits (and without regard for any claim for damages in respect thereof), except as expressly required by applicable employment or labour standards legislation. Notwithstanding the foregoing, with respect to any Award subject to Section 409A (and not exempt therefrom), a Grantee’s termination of Employment means a Grantee’s “separation from service” (as such term is defined and used in Section 409A).
1.2.20 “Employment Inducement Award Plan” has the meaning set forth in Section 1.1.
1.2.21 “Exchange” means the Toronto Stock Exchange, the NASDAQ Global Market or any other stock exchange on which the Common Shares are listed and posted for trading or quoted.
1.2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.23 “Fair Market Value” means, with respect to a particular date, (a) if the Common Shares are traded on one or more Exchanges, the closing price of a Common Share as reported by any one such Exchange (as selected by the Committee in good faith, taking into account applicable legal and tax requirements) on the immediately preceding trading day, and (b) if the Common Shares are not traded on an Exchange, the value of a Common Share as determined by the Committee in good faith, taking into account applicable legal and tax requirements and any valuation performed by a third party valuation expert, in accordance with Section 409A of Code or in the case of Incentive Stock Options Section 422 of the Code, as applicable.
1.2.24 “Grantee” means an Employee, Director or Consultant who receives an Award.
1.2.25 “Incentive Stock Option” means a Stock Option to purchase Common Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.
1.2.26 “Incumbent Directors” has the meaning provided in the definition of Change of Control.
1.2.27 “Just Cause” means: (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Just Cause” or “Cause”, “Just Cause” or “Cause” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following: (i) any act or omission by such Grantee that constitutes “just cause” or “cause” under applicable law (including applicable common law); (ii) such Grantee’s repeated failure or refusal to perform his or her principal duties and responsibilities after notice from his or her manager or other officer of the Company; (iii) misappropriation of the funds or property of the Company; (iv) use of alcohol or drugs in violation of the Company’s policies on such use or interfering with his or her obligations to the Company, continuing after a single warning (subject to the Company’s obligations under applicable law); (v) the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty to, a summary or indictable offense or any crime involving moral turpitude, fraud, dishonesty or theft (subject to the Company’s obligations under applicable law); (vi) the misuse of Company computers or computer network systems for non-Company business; (vii) engaging in any act (including without restriction, an act of sexual or other harassment as determined by the Company) which is a violation of any law, regulation or Company policy; or (viii) any willful or intentional act which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company.
1.2.28 “Option Plans” has the meaning set forth in Section 1.1.
1.2.29 “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.
1.2.30 “Plan” has the meaning set forth in Section 1.1.
1.2.31 “Plan Action” has the meaning set forth in Section 3.3.1.
1.2.32 “Restricted Shares” has the meaning set forth in Section 2.5.1.

1.2.33 “Restricted Share Units” has the meaning set forth in Section 2.6.
1.2.34 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
1.2.35 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.36 “Share Appreciation Rights” has the meaning set forth in Section 2.4.1.
1.2.37 “Share Limit” has the meaning set forth in Section 1.6.1.
1.2.38 “Stock Options” has the meaning set forth in Section 2.3.1.
1.2.39 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Cronos, directly or indirectly, owns shares or other equity interests possessing more than 50% of the total combined voting power of all classes of the then-outstanding shares or other equity interests.
1.2.40 “Ten Percent Shareholder” means a person owning shares possessing more than 10% of the total combined voting power of all classes of shares of Cronos and of any Subsidiary or parent corporation of Cronos.
1.2.41 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
1.3 Administration
1.3.1 The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) shall administer the Plan, unless a different committee is appointed by the Board. In particular, the Committee shall have the authority, in its sole discretion, to:
(a) exercise all of the powers granted to it under the Plan;
(b) construe, interpret and implement the Plan and all Award Agreements;
(c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d) make all determinations necessary or advisable in administering the Plan;
(e) correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f) amend the Plan to reflect changes in applicable law;
(g) grant, or recommend to the Board for approval to grant, Awards and determine who shall receive Awards, when such Awards shall be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of performance goals and/or upon continued service;
(h) amend any outstanding Award Agreement in any respect, including, without limitation, to
(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Common Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award);

(2) accelerate the time or times at which Common Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Common Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award);
(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, subject to Section 3.1; or
(4) reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and
(i) determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14 and except as expressly provided in the applicable Award Agreement,
(1) Awards may be:
(A) settled in cash, Common Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement shall have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement);
(B) exercised; or
(C) canceled, forfeited or suspended;
(2) delivery of Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee; and
(3) the exercise price for any Stock Option (other than an Incentive Stock Option, unless the Committee determines that such a Stock Option shall no longer constitute an Incentive Stock Option) or Share Appreciation Right may be reset.
1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. To the extent permitted by applicable law, the Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.
1.3.4 No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), shall have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person shall be indemnified and held harmless by the Company against and from:

(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and
         (b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.
The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Cronos’ articles of incorporation or bylaws, as amended from time to time, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
1.4 Persons Eligible for Awards
Awards under the Plan may be made to Employees, Directors and Consultants.
1.5 Types of Awards Under the Plan
Awards may be made under the Plan in the form of cash-based or share-based Awards. Share-based Awards may be in the form of any of the following, in each case in respect of Common Shares:
(a) Stock Options;
(b) Share Appreciation Rights;
(c) Restricted Shares;
(d) Restricted Share Units;
(e) Dividend Equivalent Rights; and
(f) Other share-based or cash-based Awards (as further described in Section 2.8) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
1.6 Common Shares Available for Awards
1.6.1 Common Shares Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Common Shares that may be granted under the Plan shall be (a) 19,999,273 plus (b) the number of Common Shares (not exceeding 14,149,502) underlying any award outstanding under the Option Plans as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full plus (c) the number of Common Shares (not exceeding 732,972) underlying any award outstanding under the Employment Inducement Award Plan as of the Effective Date which, on or after the Effective Date, expires or is forfeited, terminated or canceled for any reason without having been exercised or settled in full (the sum of (a), (b) and (c), the “Share Limit”). For the avoidance of doubt, the Share Limit shall not exceed 34,881,747. Common Shares subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) shall not count against the number of Common Shares that may be granted under the Plan. Available shares under a shareholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.
1.6.2 Replacement of Shares. Common Shares subject to an Award that is forfeited (including any Restricted Shares repurchased by the Company at the same price paid by the Grantee so that such Common Shares are returned to the Company) or expires, to the extent of such forfeiture or expiration, shall be available for future grants of Awards under the Plan and shall be added back in the same number of Common Shares as were deducted in respect of the grant of such Award. The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding Awards shall not be counted against the Common Shares available for issuance under the Plan. Common Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a Stock Option or to satisfy any tax withholding obligation with respect to an Award shall also be available for Awards. With respect to Awards of share-settled Share Appreciation Rights, the Share Limit shall be reduced by the full number of Common Shares underlying the exercised portion of such Award (rather than only the Common Shares actually delivered upon exercise).
1.6.3 Adjustments. The Committee shall:
         (a) adjust the number of Common Shares authorized pursuant to Section 1.6.1;
         (b) adjust the number of Common Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options; and
(c) adjust the terms of any outstanding Awards (including, without limitation, the number of Common Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award);
in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Common Shares (or issuance of shares of stock other than Common Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Common Shares, merger, consolidation, arrangement, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Common Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A.
1.6.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of Common Shares available pursuant to Section 1.6.1, authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or shares, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.
1.7 Minimum Vesting
Notwithstanding any other provision of the Plan to the contrary, all Awards, and all portions of Awards, shall be subject to a minimum vesting schedule of at least twelve (12) months following the date of grant of the Award; provided, however, that the foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death or Disability of the Grantee, as determined by the Committee in its discretion, and shall not apply to Awards that are granted in lieu of earned cash compensation or earned Awards that are otherwise settled in cash. Notwithstanding the foregoing, Awards with respect to 5% of the maximum aggregate number of Common Shares that may be granted under the Plan pursuant to Section 1.6.1 may be granted under the Plan to any one or more Grantees without respect to such minimum vesting provisions.
1.8 Limits on Compensation to Non-Employee Directors
No non-employee Director of Cronos may be granted (in any calendar year) compensation, solely with respect to his or her service as a member of the Board, with a value in excess of $500,000, with the value of any equity based awards based on the accounting grant date value of such award; provided, however, that the foregoing limitation shall be

$1,000,000 for the calendar year in which a non-employee Director is newly appointed as a member of the Board or is designated the Chairman or Lead Director of the Board.

ARTICLE II
AWARDS UNDER THE PLAN
2.1 Agreements Evidencing Awards
Each Award granted under the Plan shall be evidenced by an Award Agreement that shall contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein or in the Award Agreement, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2 No Rights as a Shareholder
No Grantee (or other person having rights pursuant to an Award) shall have any of the rights of a shareholder of Cronos with respect to Common Shares subject to an Award until the delivery of such Common Shares. Except as otherwise provided in Section 1.6.3, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Shares, other securities or other property) for which the record date is before the date the Certificates for the Common Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Common Shares.
2.3 Stock Options
2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine (“Stock Options”).
2.3.2 Incentive Stock Options. At the time of grant, the Committee shall determine:
(a) whether all or any part of a Stock Option granted to an eligible Employee shall be an Incentive Stock Option and
(b) the number of Common Shares subject to such Incentive Stock Option; provided, however, that
(1) the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any fiscal year (under all such plans of Cronos and of any Subsidiary or parent corporation of Cronos) may not exceed $100,000; and
(2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.
The form of any Stock Option which is entirely or in part an Incentive Stock Option shall clearly indicate that such Stock Option is an Incentive Stock Option or, if applicable, the number of Common Shares subject to the Incentive Stock Option. No more than 5,000,000 Common Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan may be issued through Incentive Stock Options.
2.3.3 Exercise Price. The exercise price per share with respect to each Stock Option shall be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value). Unless otherwise noted

in the Award Agreement, the Fair Market Value shall be determined with respect to the date of grant of the Award of Stock Options.
2.3.4 Term of Stock Option. In no event shall any Stock Option be exercisable after the expiration of ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years) from the date on which the Stock Option is granted.
2.3.5 Vesting and Exercise of Stock Option and Payment for Common Shares. A Stock Option may vest and be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time the Stock Option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Common Shares not acquired pursuant to the exercise of a Stock Option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the Stock Option.
To exercise a Stock Option, the Grantee must give written notice to the Company specifying the number of Common Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or in another form as determined by the Committee, which may, subject to the terms of the applicable Award Agreement, include:
(a) bank transfer;
(b) Common Shares, based on the Fair Market Value as of the exercise date;
(c) any other form of consideration approved by the Company and permitted by applicable law; and
(d) any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a Stock Option. Any person exercising a Stock Option shall make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Common Shares acquired pursuant to the exercise of a Stock Option may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.3.6 No Repricing or Reloads. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of Stock Options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), shall require the approval of Cronos’ shareholders. The Company shall not grant any Stock Options with automatic reload features.
2.4 Share Appreciation Rights
2.4.1 Grant. Share appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine (“Share Appreciation Rights”).
2.4.2 Exercise Price. The exercise price per share with respect to each Share Appreciation Right shall be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value. Unless otherwise noted in the Award Agreement, the Fair Market Value shall be determined with respect to the date of grant of the Award of Share Appreciation Rights.
2.4.3 Term of Share Appreciation Right. In no event shall any Share Appreciation Right be exercisable after the expiration of ten (10) years from the date on which the Share Appreciation Right is granted.
2.4.4 Vesting and Exercise of Share Appreciation Right and Delivery of Common Shares. Each Share Appreciation Right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the Share Appreciation Right is granted. Subject to any limitations in the applicable Award Agreement, any Share

Appreciation Right not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the Share Appreciation Right.
To exercise a Share Appreciation Right, the Grantee must give written notice to the Company specifying the number of Share Appreciation Rights to be exercised. Upon exercise of Share Appreciation Rights, Common Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a) the excess of:
(1)  the Fair Market Value of the Common Shares on the date of exercise over
(2)  the exercise price of such Share Appreciation Right
multiplied by
(b) the number of Share Appreciation Rights exercised, shall be delivered to the Grantee.
Any person exercising a Share Appreciation Right shall make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Common Shares acquired pursuant to the exercise of a Share Appreciation Right may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.4.5 No Repricing or Reloads. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of Share Appreciation Rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), shall require the approval of Cronos’ shareholders. The Company shall not grant any Share Appreciation Rights with automatic reload features.
2.5 Restricted Shares
2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine (“Restricted Shares”). Upon the delivery of such Common Shares, the Grantee shall have the rights of a shareholder with respect to the Restricted Shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of Restricted Shares shall be issued a Certificate in respect of such Restricted Shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such Restricted Shares. In the event that a Certificate is issued in respect of Restricted Shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but shall be held by the Company or its designated agent until the time the restrictions lapse.
2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of Restricted Shares shall, during the period of restriction, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. During the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any Restricted Share shall be retained by the Company and shall be paid to the relevant Grantee (without interest) when the Award of Restricted Shares vests and shall revert back to the Company if for any reason the Restricted Share upon which such dividends or other distributions were paid reverts back to the Company (any extraordinary dividends or other extraordinary distributions shall be treated in accordance with Section 1.6.3).
2.6 Restricted Share Units
The Committee may grant Awards of restricted share units (“Restricted Share Units”) in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a Restricted Share Unit shall have only the rights of a general unsecured creditor of the Company until delivery of Common Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each Restricted Share Unit not previously forfeited or terminated shall receive one share of Common Shares, cash or other securities or property equal in value to a share of Common Shares or a combination thereof, as specified by the Committee unless otherwise prescribed in the Award Agreement.
2.7 Dividend Equivalent Rights
The Committee may include in the Award Agreement with respect to any Award, other than an Award of Stock Options or Share Appreciation Rights, a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Common Shares covered by such Award if such Common Shares had been delivered pursuant to such Award (“Dividend Equivalent Right”). The grantee of a Dividend Equivalent Right shall have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine, and specify in the Award Agreement, whether such payments shall be made in cash, in Common Shares or in another form, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate, including whether the amounts subject to a Dividend Equivalent Right may be notionally reinvested in the form of Award to which the Award Agreement relates; provided that in no event may such payments be made unless and until the Award to which they relate vests.
2.8 Performance-Based and Other Share-Based or Cash-Based Awards
The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted Common Shares, performance share awards and performance units settled in cash) (“Other Share-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of performance goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Common Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
2.9 Repayment If Conditions Not Met
If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee shall be obligated to pay the Company immediately upon demand therefor, (a) with respect to a Stock Option and a Share Appreciation Right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Common Shares that were delivered in respect of such exercised Stock Option or Share Appreciation Right, as applicable, over the exercise price paid therefor, (b) with respect to Restricted Shares, an amount equal to the Fair Market Value (determined at the time such Common Shares became vested) of such Restricted Shares and (c) with respect to Restricted Share Units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Common Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, after reducing for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
ARTICLE III
MISCELLANEOUS
3.1 Amendment of the Plan
3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may, at any time and from time to time, suspend, discontinue, revise or amend the Plan in any respect whatsoever, but, subject to Sections 1.3 and 1.6.3, no such amendment may materially adversely impair the rights of a Grantee with respect to any outstanding Award without the Grantee’s consent. Subject to Sections 1.3 and 1.6.3, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.
3.1.2 Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require shareholder approval under Section 422 of the Code shall be effective without the approval of Cronos’ shareholders.
3.2 Tax Withholding
Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Common Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax or other statutory withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax):
(a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee, whether or not pursuant to the Plan (including, subject to the applicable Award Agreement, Common Shares otherwise deliverable);
(b) the Committee shall be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise); or
(c) the Company may enter into any other suitable arrangements;
in each case in the Company’s discretion, to withhold (i) the minimum amounts of such taxes required by law to be withheld based on the individual tax rates applicable to Grantee or (ii) if provided in an Award Agreement, the minimum or maximum individual tax rate applicable to the Grantee.
3.3 Required Consents and Legends
3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Common Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then, subject to Section 3.14, such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Common Shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.
3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States;
(b) any and all written agreements and representations by the Grantee with respect to the disposition of Common Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;
(c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;
(d) any and all consents by the Grantee to:
(i) the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan;

(ii) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award; and
(iii) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Common Shares delivered under the Plan; and
(e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the Common Shares on any securities exchange.
3.4 Right of Offset
The Company shall have the right to offset against its obligation to deliver Common Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, (i) if an Award provides for the deferral of compensation within the meaning of Section 409A, the Committee shall have no right to offset against its obligation to deliver Common Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A in respect of an outstanding Award; and (ii) no such offset shall be applied to Common Shares issuable on the exercise of Stock Options.
3.5 Nonassignability; No Hedging
Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than (a) by will, (b) by the laws of descent and distribution or (c) to any trust established for the benefit of the applicable Grantee or any parent, grandparent, sibling or child (including any adopted sibling or child) of the Grantee, and all such Awards (and any rights thereunder) shall be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative or the trustee, as applicable. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 3.5 shall be null and void and any Award which is hedged in any manner shall immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements shall be binding upon any permitted successors and assigns.
3.6 Change of Control
3.6.1 Unless otherwise provided in the applicable Award Agreement or employment agreement, if a Grantee’s Employment is terminated by the Company or any successor entity thereto without Just Cause on or within one (1) year after a Change of Control, (i) each Award granted to such Grantee prior to such Change of Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, and (ii) any Common Shares deliverable pursuant to Restricted Share Units shall be delivered promptly (but no later than fifteen (15) days) following such Grantee’s termination of Employment. Notwithstanding the foregoing, if, in connection with a Change of Control, any outstanding Awards are not assumed by, or replaced with comparable awards or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such Change of Control each Award granted to such Grantee prior to such Change of Control shall become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable. As of the Change of Control date, any outstanding performance-based Awards shall be deemed earned at the actual performance level as of the date of the Change of Control (or target performance if the Committee determines that the actual performance level is unable to be determined) with respect to all open performance periods and shall cease to be subject to any further performance conditions but shall continue to be subject to time-based vesting following the Change of Control in accordance with the original performance period.

3.6.2 Notwithstanding the foregoing, in the event of a Change of Control, a Grantee’s Award may be treated, to the extent determined by the Committee to be permitted under Section 409A and subject to the Award Agreement applicable to the Award, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount of cash or securities equal to their value, where in the case of Stock Options and Share Appreciation Rights, the value of such awards, if any, shall be equal to their in-the-money spread value (if any) of such awards, as determined in the sole discretion of the Committee; (ii) provide for the assumption of or the issuance of substitute awards that shall substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least twenty (20) days prior to the Change of Control, any Stock Options or Share Appreciation Rights that would not otherwise become exercisable prior to the Change of Control shall be exercisable as to all Common Shares subject thereto (but any such exercise shall be contingent upon and subject to the occurrence of the Change of Control, and if the Change of Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise shall be null and void) and that any Stock Options or Share Appreciation Rights not exercised prior to the consummation of the Change of Control shall terminate and be of no further force and effect as of the consummation of the Change of Control. In the event that the consideration paid in the Change of Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee shall determine if Awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change of Control where all Stock Options and Share Appreciation Rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any Stock Option or share appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change of Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change of Control.
3.7 No Continued Employment or Engagement; Right of Discharge Reserved
Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) shall confer upon any Grantee any right to continued Employment, or other engagement, with the Company, nor shall it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.
3.8 Nature of Payments
3.8.1 Any and all grants of Awards and deliveries of Common Shares, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Common Shares shall be delivered under the Plan. Awards shall, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2 All such grants and deliveries of Common Shares, cash, securities or other property under the Plan shall constitute a special discretionary incentive payment to the Grantee, shall not entitle the Grantee to the grant of any future Awards and shall not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.
3.9 Non-Uniform Determinations
3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform, and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (a) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both, and grant Awards (or amend existing Awards) in accordance with those rules, and (b) cause the Company to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary shall reimburse the Company for the cost of such equity incentives.
3.10 Other Payments or Awards
Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11 Plan Headings
The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12 Termination of the Plan
The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13 Clawback/Recapture Policy
Awards under the Plan shall be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.
3.14 Section 409A
3.14.1 Notwithstanding anything to the contrary contained herein, all Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.
3.14.2 Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a) any payment due upon a Grantee’s termination of Employment shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;
(b) any payment due upon a Change of Control of Cronos shall be paid only if such Change of Control constitutes a “change in ownership” or “change in the effective control” within the meaning of Section 409A, and in the event that such Change of Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award shall be vested and non-forfeitable upon the Change of Control and any payment shall be made at the earliest time permitted under Section 409A;
(c) if the Grantee is a “specified employee” (within the meaning of Section 409A and as determined by the Company), any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six (6) months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(d) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Common Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Common Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, shall be forfeited and terminate notwithstanding any prior earning or vesting;
(f) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;
(g) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award;
(h) in the event any payments under the Award cannot be made at the time specified under the Award without triggering an excise tax under Section 409A, such payments shall be vested and non-forfeitable upon such event and shall be made at the earliest time permitted under Section 409A; and
(i) for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.15 Governing Law
THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICT OF LAWS.
3.16 Disputes; Choice of Forum
3.16.1 The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction the Delaware Court of Chancery, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s Employment with the Company or the termination of that Employment. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.16.1.
3.16.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (iii)

undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.16 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Grantee.
3.16.3 Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the Corporate Secretary, of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who shall promptly advise such Grantee of any such service of process.
3.16.4 Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.18, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).
3.17 Waiver of Jury Trial
EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.
3.18 Waiver of Claims
Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.
3.19 Severability; Entire Agreement
If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that if any such provision is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.
3.20 No Liability With Respect to Tax Qualification or Adverse Tax Treatment
Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States, Canadian or other tax treatment or (b) avoid adverse tax treatment under United States, Canadian or other law, including, without limitation, Section 409A.
3.21 No Third-Party Beneficiaries
Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 shall inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.22 Successors and Assigns of the Company
The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.
3.23 Date of Adoption and Approval of Shareholders
The Plan was adopted by the Board on March 29, 2020 and was approved by Cronos’ shareholders on [●] (the “Effective Date”).

APPENDIX B—BOARD MANDATE
CRONOS GROUP INC.
BOARD MANDATE
This Mandate was approved by the Board of Directors of Cronos Group Inc. as of May 8, 2019.
1. PURPOSE
The Board of Directors (the “Board”) has the duty to supervise the management of the business and affairs of Cronos Group Inc. (the “Corporation”). The Board, directly and through its committees and the chair of the Board (the “Chair”) or, if applicable, the independent director appointed as “Lead Director” (as discussed herein), shall provide direction to senior management, generally through the Chief Executive Officer, to pursue the best interests of the Corporation.
2. COMPOSITION
General
The composition and organization of the Board, including the number, qualifications and remuneration of directors, the number of Board meetings, Canadian residency requirements, quorum requirements, meeting procedures and notices of meetings are governed by the Business Corporations Act (Ontario), applicable Canadian securities laws, applicable stock exchange rules and policies and the articles and by-laws of the Corporation, in each case as they may be amended and/or replaced from time to time, subject to any exemptions or relief that may be granted from such requirements.
Each director must have an understanding of the Corporation’s principal operational and financial objectives, plans and strategies, and financial position and performance. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the Chair.
Independence
A majority of the Board must be independent. “Independent” shall have the meaning, as the context requires, given to it in National Policy 58-201 Corporate Governance Guidelines, as it may be amended and/or replaced from time to time. From time to time the Board shall establish independence standards for the Board in accordance with the binding requirements of any stock exchanges on which the Corporation’s securities are listed and all other applicable laws, and, at least annually, shall determine the independence of each director in accordance with these standards.
Chair of the Board
If the Chair of the Board is not independent, then the independent directors may select from among their number a director who will act as Lead Director and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. The Chair, if independent, or the Lead Director if the Chair is not independent, shall act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties.
3. DUTIES AND RESPONSIBILITIES
The Board shall have the specific duties and responsibilities outlined below.
Strategic Planning
(a) Strategic Plans

The Board shall adopt a strategic plan for the Corporation. At least annually, the Board shall review and, if advisable, approve the Corporation’s strategic planning process and the Corporation’s annual strategic plan. In discharging this responsibility, the Board shall review the plan in light of management’s assessment of emerging trends, the competitive environment, the opportunities for the business of the Corporation, risk issues, and significant business practices and products.
(b) Business and Capital Plans
At least annually, the Board shall review and, if advisable, approve the Corporation’s annual business and capital plans as well as policies and processes generated by management relating to the authorization of major investments and significant allocation of capital.
(c) Monitoring
At least annually, the Board shall review management’s implementation of the Corporation’s strategic, business and capital plans. The Board shall review and, if advisable, approve any material amendments to, or variances from, these plans.
Risk Management
(a) General
At least annually, the Board shall review reports provided by management of principal risks associated with the Corporation’s business and operations, review the implementation by management of appropriate systems to manage these risks, and review reports by management relating to the operation of, and any material deficiencies in, these systems.
(b) Compliance with Laws
The Board shall review legal and regulatory compliance matters that may have a material impact on the Corporation, the effectiveness of the Corporation’s compliance policies, and any material communications from regulators, as well as management’s plans to remediate any deficiencies identified.
(c) Verification of Controls
The Board shall verify that internal, financial, non-financial and business control and management information systems have been established by management.
Human Resource Management
(a) General
At least annually, the Board shall review a report of the Compensation Committee concerning the Corporation’s approach to human resource management and executive compensation.
(b) Succession Review
At least annually, the Board shall review the succession plans of the Corporation for the Chair, the Lead Director, the Chief Executive Officer and other executive officers, including the appointment, training and monitoring of such persons.
(c) Integrity of Senior Management
The Board shall, to the extent feasible, satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Corporation and that the Chief Executive Officer and other senior officers strive to create a culture of integrity throughout the Corporation.

Corporate Governance
(a) General
At least annually, the Board shall review the Corporation’s approach to corporate governance.
(b) Director Independence
At least annually, the Board shall review the director independence standards established by the Board and the Board’s ability to act independently from management in fulfilling its duties.
(c) Ethics Reporting
The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) applicable to directors, officers and employees of the Corporation. At least annually, the Board shall review compliance with, or material deficiencies from, the Code and approve any changes it considers appropriate. The Board shall review investigations and any resolutions of complaints received under the Code.
(d) Board of Directors Mandate Review
At least annually, the Board shall review and assess the adequacy of this Mandate to ensure compliance with any rules or regulations promulgated by any regulatory body and approve any modifications to this Mandate as considered advisable.
Financial Information
(a) General
At least annually, the Board shall, in conjunction with the Audit Committee, review the Corporation’s internal controls relating to financial information and reports provided by management on material deficiencies in, or material changes to, these controls.
(b) Integrity of Financial Information
The Board shall, in conjunction with the Audit Committee, review the integrity of the Corporation’s financial information and systems, the effectiveness of internal controls and management’s assertions on internal control and disclosure control procedures.
(c) Financial Statements
The Board shall review the recommendation of the Audit Committee with respect to the annual financial statements and Management’s Discussion & Analysis (“MD&A”) of such financial statements to be delivered to shareholders. If appropriate, the Board shall approve such financial statements and MD&A.
Communications
(a) General
The Board has adopted a Disclosure Policy for the Corporation. At least annually, the Board, in conjunction with the Chief Executive Officer, shall review the Corporation’s overall Disclosure Policy, including measures for receiving feedback from the Corporation’s stakeholders, and management’s compliance with such policy. The Board shall, if advisable, approve material changes to the Corporation’s Disclosure Policy.
(b) Shareholders

The Corporation endeavors to keep its shareholders informed of its progress through an annual information form, quarterly interim reports, periodic press releases and other continuous disclosure documentation, as applicable. Directors and management meet with the Corporation’s shareholders at the annual meeting and are available to respond to questions at that time. In addition, the Corporation shall maintain a website that is regularly updated and provides investors with relevant information on the Corporation and an opportunity to communicate with the Corporation.
4. COMMITTEES OF THE BOARD
The Board has established the following committees: the Compensation Committee and the Audit Committee. Subject to applicable law and regulations, the Board may establish other Board committees or merge or dispose of any such Board committee.
Committee Charters
The Board has approved charters for each Board committee and shall approve charters for each new Board committee. At least annually, the Board shall review each committee charter and approve any changes it considers appropriate.
Delegation to Committees
The Board has delegated to the applicable committee those duties and responsibilities set out in each Board committee’s charter.
Consideration of Committee Recommendations
As required by applicable law, by the applicable committee charter or as the Board may consider advisable, the Board shall consider for approval the specific matters delegated for review to Board committees.
Board/Committee Communication
To facilitate communication between the Board and each Board committee, each committee chair shall provide a report to the Board on material matters considered by the committee at the first Board meeting after the committee’s meeting.
5. MEETINGS
The Board will meet at least once in each quarter, with additional meetings held as deemed advisable. The Chair (in conjunction with the Lead Director, as applicable) is primarily responsible for the agenda and for supervising the conduct of the meeting. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Meetings of the Board shall be conducted in accordance with the Corporation’s constating documents.
Secretary and Minutes
The Corporation’s Secretary, his or her designate or any other person the Board requests shall act as secretary of Board meetings. Minutes of Board meetings shall be recorded and maintained by the Secretary and subsequently presented to the Board for approval.
Meetings Without Management
The independent members of the Board shall hold regularly scheduled meetings, or portions of regularly scheduled meetings, at which non-independent directors and members of management are not present.

Access to Management and Outside Advisors
In discharging the forgoing duties and responsibilities, the Board shall have unrestricted access to management and employees of the Corporation and to the relevant books, records and systems of the Corporation as considered appropriate. The Board shall have the authority to retain legal counsel, consultants or other advisors to assist it in fulfilling its responsibilities. The Corporation shall provide appropriate funding, as determined by the Board, for the services of these advisors.
Service on Other Boards and Audit Committees
Directors may serve on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair in advance of accepting an invitation to serve on the board of another public corporation.
6. RESPONSIBILITIES OF INDIVIDUAL DIRECTORS
Responsibilities Set out in the Mandate
A director shall review and participate in the work of the Board necessary in order for the Board to discharge the duties and responsibilities set out in accordance with this mandate and under applicable law.
Meeting Preparation and Attendance
In connection with each meeting of the Board and each meeting of a committee of the Board of which the director is a member, a director shall: (i) review thoroughly the material provided to the director in connection with the meeting, provided that such review is practicable in the view of the time at which such material was delivered to the director; (ii) attend all scheduled meetings (absent extenuating circumstances) of the Board and meetings of committees on which a director serves; and (iii) attend each meeting in person to the extent practicable (unless the meeting is scheduled to be held by phone or video-conference).
Assessment
The Board will conduct an annual self-assessment to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Lead Director, or if a Lead Director has not been appointed, the independent directors, shall be responsible for seeking feedback in the form of a written questionnaire to be completed by all individual directors on the effectiveness of the Board, the Board committees and their own contribution, and the contribution of the other individual directors, to the Board. Following receipt of the completed questionnaires, the Lead Director, or if a Lead Director has not been appointed, the independent directors, may contact the individual directors separately in order to discuss their answers to the questionnaires. The Lead Director, or if a Lead Director has not been appointed, the independent directors, will report to the full Board the collective assessment of the Board’s effectiveness as well as the effectiveness of the committees and the contributions of individual directors. Assessments of the Board and its committees will consider this mandate and the relevant committee charter, as the case may be. Assessments of individual directors will consider the position description and skills and competencies applicable to that individual. The full Board will discuss the collective assessment to determine what, if any, actions should be taken to improve effectiveness.
Other Responsibilities
A director shall perform such other functions as may be delegated to that director by the Board or any committee of the Board from time to time.
7. MANAGEMENT
Position Descriptions for Directors

The Board has approved position descriptions for the Chair and the chair of each Board committee. At least annually, the Board shall review such position descriptions.
Position Descriptions for CEO
The Board has approved a position description for the Chief Executive Officer, which includes delineating management’s responsibilities. The Board will approve the corporate goals and objectives that the Chief Executive Officer has responsibility for meeting which may be at the recommendation of the Compensation Committee. At least annually, the Board shall review a report of the Compensation Committee reviewing this position description and such corporate goals and objectives.
8. DIRECTOR DEVELOPMENT AND EVALUATION
Each new director shall participate in the Corporation’s initial orientation program and each director shall participate in the Corporation’s continuing director development programs. At least annually, the Board shall review the Corporation’s initial orientation program and continuing director development programs.
9. NO RIGHTS CREATED
This Mandate is a statement of broad policies and is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Corporation. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Corporation’s Articles and By-laws, it is not intended to establish any legally binding obligations.

APPENDIX C—CONTINUANCE RESOLUTION
“BE IT RESOLVED THAT:
1.the continuance of Cronos Group Inc. (the “Company”), a company existing under the laws of the Province of Ontario, to the laws of the Province of British Columbia, all as more particularly described and set forth in the proxy statement dated , 2020 (the “Proxy Statement”), is hereby authorized, approved and adopted and the Company is hereby authorized to apply to the Director under the Business Corporations Act (Ontario) for authorization to be continued as if it had been constituted under the Business Corporations Act (British Columbia) (the “BCBCA”), and to continue its existence under the BCBCA (the “Continuance”);
2.the Company is hereby authorized to make an application to the Registrar of Companies (British Columbia) for a Certificate of Continuation, continuing the Company as if it had been incorporated under the BCBCA;
3.conditional upon the Continuance becoming effective, the Company hereby approves and adopts, in substitution for the existing articles, as amended, and by-laws of the Company, the notice of articles and articles under the BCBCA substantially in the forms set out in Appendix E to the Proxy Statement with such amendments as any one director or officer may approve, and all amendments to the aforesaid articles, as amended, and by-laws of the Company, reflected therein are approved;
4.any one or more officer or director of the Company is hereby authorized and directed to take all such further action, to execute and deliver such further agreements, instruments, and documents in writing, to do all such other acts and things as in his or her opinion may be necessary and/or desirable in the name and on behalf of the Company to give effect to the foregoing resolutions, which opinion shall be conclusively evidenced by the taking of such further actions, the execution and delivery of such further agreements, instruments, and documents and the doing of such other acts or things; and
5.the board of directors of the Company may revoke these resolutions without further approval of the shareholders of the Company at any time prior to the Continuance becoming effective in the event that it is determined not to proceed with the Continuance.

C-1

APPENDIX D—COMPARISON OF SHAREHOLDER RIGHTS UNDER OBCA AND BCBCA
The BCBCA provides Shareholders with substantially the same rights as are available to Shareholders under the OBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. However, there are certain differences between the two statutes and the regulations made thereunder.
The following is a summary of certain differences between the BCBCA and the OBCA, but it is not intended to be a comprehensive review of the two statutes. Reference should be made to the full text of both statutes and the regulations thereunder for particulars of any differences between them, and Shareholders should consult their legal or other professional advisors with regard to all of the implications of the Continuance which may be of importance to them.
Charter Documents
Under the BCBCA, the charter documents consist of (i) a “notice of articles,” which sets forth, among other things, the name of the corporation, the amount and type of authorized capital and whether any special rights and restrictions are attached to each class or series thereof, and certain information about the directors of the corporation; and (ii) the “articles” which govern the management of the corporation’s affairs and set forth the special rights and restrictions attached to each authorized class or series of shares. The notice of articles is filed with the Registrar of Companies (British Columbia), while articles are filed only with the corporation’s records office.
Under the OBCA, a corporation’s charter documents consist of (i) “articles” which set forth, among other things, the name of the corporation, the amount and type of authorized capital including any special rights and restrictions attached thereto, and the minimum and maximum number of directors of the corporation; and (ii) the “by-laws”, which govern the management of the corporation’s affairs. The articles are filed with the director under the OBCA and the by-laws are filed with the corporation’s registered office, or at another location designated by the corporation’s directors.
Sale of Business or Assets
Under the BCBCA, a corporation must not sell, lease or otherwise dispose of all or substantially all of its undertaking other than in the ordinary course of business, requires shareholder approval by special resolution. Under the BCBCA, a special resolution requires the approval of a “special majority”, which means the majority specified in a corporation’s articles, if such specified majority is at least two-thirds and not more than three-quarters of the votes cast by shareholders entitled to vote on the resolution. If the articles do not contain a provision stipulating the special majority, then a special resolution is passed by at least two-thirds of the votes cast on the resolution.
The OBCA requires a special resolution passed by two-thirds of votes cast by shareholders at a duly called meeting to approve a sale, lease or exchange of all or substantially all of the property of the corporation that is other than in the ordinary course of business of the corporation. If such a transaction would affect a particular class or series of shares of the corporation in a manner different from the shares of another class or series of the corporation entitled to vote on such transaction, the holders of such first mentioned class or series of shares, whether or not they are otherwise entitled to vote, are entitled to vote separately as a class or series.
Amendments to the Charter Documents
Changes to the articles of a corporation under the BCBCA will be effected by the type of resolution specified in the articles of a corporation. In the absence of anything in the articles, most corporate alterations will require a special resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the alterations. Alteration of the special rights and restrictions attached to issued shares requires, subject to the requirements set forth in the corporation’s articles, consent by a special resolution. A proposed amalgamation or continuation of a corporation out of the jurisdiction generally requires shareholders to approve such transaction by way of a special resolution. Because of the dual nature of articles under the BCBCA, which contain provisions from both the articles and by-laws of an OBCA corporation, it is customary for the approval requirements for amendments to articles under the BCBCA to be bifurcated into special resolutions for certain matters, and ordinary resolutions for others. Consistent with other public companies, and to ensure continuity of the rights of shareholders, this bifurcated approach to shareholder approval thresholds for amendments to the proposed articles has been adopted.

Under the OBCA, certain amendments to the charter documents of a corporation require a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the amendments and, where certain specified rights of the holders of a class or series of shares are affected by the amendments differently than the rights of the holders of other classes or series of shares, such holders are entitled to vote separately as a class or series, whether or not such class or series of shares otherwise carry the right to vote. A resolution to amalgamate an OBCA corporation requires a special resolution passed by the holders of each class or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently.
Rights of Dissent and Appraisal
The BCBCA provides that shareholders, including beneficial holders, who dissent from certain actions being taken by a corporation, may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the corporation proposes to:
(a)alter the articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on;
(b)adopt an amalgamation agreement;
(c)approve an amalgamation under Division 4 of Part 9 of the BCBCA;
(d)approve an arrangement, the terms of which arrangement permit dissent;
(e)authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation’s undertaking; or
(f)authorize the continuation of the corporation into a jurisdiction other than British Columbia.
Shareholders may also be entitled to dissent in respect of any other resolution of the corporation if dissent is authorized by such resolution or in respect of any court order that permits dissent.
The OBCA contains a similar dissent remedy to that contained in the BCBCA, although the procedure for exercising this remedy is different. Subject to specified exceptions, dissent rights are available where the corporation resolves to:
(a)amend its articles to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
(b)amend its articles to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
(c)amalgamate with another corporation;
(d)be continued under the laws of another jurisdiction; or
(e)sell, lease or exchange all or substantially all its property.
Oppression Remedies
Under the OBCA a registered shareholder, beneficial shareholder, former registered shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of an offering corporation, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates:
(a)any act or omission of a corporation or its affiliates effects or threatens to effect a result;

(b)the business or affairs of a corporation or its affiliates are or have been or are threatened to be carried on or conducted in a manner; or
(c)the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of any security holder, creditor, director or officer of the corporation. On such an application, the court may make such order as it sees fit, including but not limited to, an order restraining the conduct complained of.
The oppression remedy under the BCBCA is similar to the remedy found in the OBCA, with a few differences. The remedy under the BCBCA is not expressly available for “unfairly disregarding the interests” of shareholders. Under the OBCA, a shareholder, defined as including a beneficial shareholder and any other person whom the court considers to be an appropriate person to make an application under the BCBCA, may complain not only about acts of the corporation and its directors but also acts of an affiliate of the corporation and the affiliate’s directors, whereas under the BCBCA, the shareholder can only complain of oppressive conduct of the corporation. Under the BCBCA the applicant must bring the application in a timely manner, which is not required under the OBCA, and the court may make an order in respect of the complaint if it is satisfied that the application was brought by the shareholder in a timely manner. As with the OBCA, under the BCBCA, the court may make such order as it sees fit, including an order to prohibit any act proposed by the corporation. Under the OBCA, a corporation is prohibited from making a payment to a successful applicant in an oppression claim if there are reasonable grounds for believing that (a) the corporation is, or after the payment, would be unable to pay its liabilities as they become due, or (b) the realization value of the corporation’s assets would thereby be less than the aggregate of its liabilities; under the BCBCA, if there are reasonable grounds for believing that the corporation is, or after a payment to a successful applicant in an oppression claim would be, unable to pay its debts as they become due in the ordinary course of business, the corporation must make as much of the payment as possible and pay the balance when the corporation is able to do so.
Shareholder Derivative Actions
Under the BCBCA, a shareholder, defined as including a beneficial shareholder and any other person whom the court considers to be an appropriate person to make an application under the BCBCA, or a director of a corporation may, with leave of the court, bring a legal proceeding in the name and on behalf of a corporation to enforce a right, duty or obligation owed to the corporation that could be enforced by the corporation itself, or to obtain damages for any breach of such a right, duty or obligation. An applicant may also, with leave of the court, defend a legal proceeding brought against a corporation.
A broader right to bring a derivative action is contained in the OBCA than is found in the BCBCA, and this right extends to former shareholders, directors or officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application under the OBCA. In addition, the OBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries. The complainant must provide the directors of the corporation or its subsidiary with 14 days’ notice of the complainant’s intention to apply to the court to bring a derivative action, unless all of the directors of the corporation or its subsidiary are defendants in the action.
Shareholder Proposals
The BCBCA includes a more detailed regime for shareholders’ proposals than the OBCA. For example, a person submitting a proposal must have been the registered or beneficial owner of one or more voting shares for an uninterrupted period of at least two years before the date of the signing of the proposal. In addition, the proposal must be signed by shareholders who, together with the submitter, are registered or beneficial owners of (i) at least 1% of the corporation’s voting shares, or (ii) shares with a fair market value exceeding an amount prescribed by regulation (at present, C$2,000). The OBCA allows shareholders entitled to vote or a beneficial owner of shares that are entitled to be voted to submit a notice of a proposal.

Requisition of Meetings
The BCBCA provides that one or more shareholders of a corporation holding not less than 5% of the issued shares of the corporation that carry the right to vote at general meetings of the corporation may give notice to the directors requiring them to call and hold a general meeting within four months. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one or more of them holding, in the aggregate, more than 2.5% of the issued shares of the corporation that carry the right to vote at general meetings of the corporation may send notice of a meeting to be held to transact the business stated in the requisition.
The OBCA permits the holders of not less than 5% of the issued shares of a corporation that carry the right to vote to at a meeting to require the directors to call and hold a meeting of the shareholders for the purposes stated in the requisition. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.
Form and Solicitation of Proxies, Information Circular
Under the BCBCA, the management of a public corporation, concurrently with sending a notice of meeting of shareholders, must send a form of proxy to each shareholder who is entitled to vote at the meeting as well as an information circular containing prescribed information regarding the matters to be dealt with at the meeting. The required information is substantially the same as the requirements that apply to the corporation under applicable securities laws. The BCBCA does not place any restriction on the method of soliciting proxies.
The OBCA also contains provisions prescribing the form and content of notices of meeting and information circulars. Under the OBCA, a person who solicits proxies, other than by or on behalf of management of the corporation, must send a dissident’s proxy circular in prescribed form to each shareholder whose proxy is solicited and certain other recipients. Pursuant to the OBCA a person may solicit proxies without sending a dissident’s proxy circular if either (i) the total number of shareholders whose proxies solicited is 15 or fewer (with two or more joint holders being counted as one shareholder), or (ii) the solicitation is, in certain prescribed circumstances, conveyed by public broadcast, speech or publication.
Place of Shareholders’ Meetings
The BCBCA requires all meetings of shareholders to be held in British Columbia unless: (i) a location outside British Columbia is provided for in the articles; (ii) the articles do not restrict the corporation from approving a location outside British Columbia and the location is approved by the resolution required by the articles for that purpose, or, if no resolution is required by the articles for that purpose, approved by ordinary resolution; or (iii) if the location for the meeting is approved in writing by the registrar before the meeting is held. The proposed articles contemplate that meetings of shareholders can be held anywhere within Canada, the United States or at such other location that the Board, by resolution, may determine.
The OBCA provides that, subject to the articles and any unanimous shareholder agreement, meetings of shareholders may be held either inside or outside Ontario as the directors may determine, or, in the absence of such a determination, at the place where the registered office of the corporation is located.
Directors’ Residency Requirements
The BCBCA provides that a public corporation must have at least three directors but does not have any residency requirements for directors.
The OBCA requires that at least 25% of directors be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian.
Removal of Directors
The BCBCA provides that the shareholders of a corporation may remove one or more directors by a special resolution or by any other type of resolution or method specified in the articles. If holders of a class or series of shares have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a separate special resolution of the shareholders of that class or series or by any other type of resolution or method specified in the articles.
The OBCA provides that the shareholders of a corporation may by ordinary resolution at an annual or special meeting remove any director or directors from office. An ordinary resolution under the OBCA requires the resolution to be passed, with or without amendment, at the meeting by at least a majority of the votes cast. The OBCA further provides that where the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.
Restrictions on Share Transfers
The BCBCA does not prohibit share transfer restrictions.
Under the OBCA, only certain limited restrictions on transfer of shares are permitted if the corporation offers its shares to the public.
Meaning of “Insolvent”
Under the BCBCA, for purposes of the insolvency test that must be passed for the payment of dividends and purchases and redemptions of shares, “insolvent” is defined to mean when a corporation is unable to pay its debts as they become due in the ordinary course of its business. Unlike the OBCA, the BCBCA does not impose a net asset solvency test for these purposes. For purposes of proceedings to dissolve or liquidate, the definition of “insolvent” from federal bankruptcy legislation applies.
Under the OBCA, a corporation may not pay dividends or purchase or redeem its shares if there are reasonable grounds for believing (i) it is or would be unable to pay its liabilities as they become due; or (ii) it would not meet a net asset solvency test. The net asset solvency tests for different purposes vary somewhat.
Reduction of Capital
Under the BCBCA, capital may be reduced by special resolution or court order. A court order is required if the realizable value of the corporation’s assets would, after the reduction of capital, be less than the aggregate of its liabilities.
Under the OBCA, capital may be reduced by special resolution but not if there are reasonable grounds for believing that, after the reduction, (i) the corporation would be unable to pay its liabilities as they become due; or (ii) the realizable value of the corporation’s assets would be less than the aggregate of its liabilities.
Compulsory Acquisition
The BCBCA provides a substantively similar right to the OBCA, although the BCBCA is limited in its application to the acquisition of shares and there are differences in the procedures and process. The BCBCA provides that where an offeror does not use the compulsory acquisition right when entitled to do so, a securityholder who did not accept the original offer may require the offeror to acquire the securityholder’s securities on the same terms contained in the original offer.
The OBCA provides a right of compulsory acquisition for an offeror that acquires 90% of the target securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror. The OBCA provides that where an offeror acquires 90% or more of the target securities, a securityholder who did not accept the original offer may require the corporation to acquire the securityholder’s securities in accordance with the procedure set out in the OBCA.
Investigation/Appointment of Inspectors
Under the BCBCA, a corporation may appoint an inspector by special resolution. Shareholders holding, in the aggregate, at least 20% of the issued shares of a corporation may apply to the court for the appointment of an inspector. The court must consider whether there are reasonable grounds for believing (i) the affairs of the corporation are being or have been conducted, or the powers of the directors are being or have been exercised, in a manner that is oppressive or unfairly prejudicial to one or more shareholders; (ii) the business of the corporation is being or has been carried on with intent to defraud any person; (iii) the corporation was formed for a fraudulent or unlawful purpose or is to be dissolved for a fraudulent or unlawful purpose; or (iv) persons concerned with the formation, business or affairs of the corporation have, in connection with it, acted fraudulently or dishonestly.
Under the OBCA, shareholders can apply to the court for the appointment of an inspector to conduct an investigation of the corporation where (i) the business of the corporation or any of its affiliates is or has been carried on with intent to defraud any person; (ii) the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted, or the powers of the directors are or have been exercised, in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards, the interests of a security holder; (iii) the corporation or any of its affiliates was formed for a fraudulent or unlawful purpose or is to be dissolved for a fraudulent or unlawful purpose; or (iv) persons concerned with the formation, business or affairs of the corporation or any of its affiliates have in connection therewith acted fraudulently or dishonestly. Unlike the BCBCA, the OBCA does not require an applicant to hold a specified number of shares.

APPENDIX E—NOTICE OF ARTICLES AND ARTICLES
NOTICE OF ARTICLES

A. NAME OF COMPANY Set out the name of the company as set out in Item A of the Continuation Application. Cronos Group Inc.
B. TRANSLATION OF COMPANY NAME Set out every translation of the company name that the company intends to use outside of Canada: n/a
C. DIRECTOR NAME(S) AND ADDRESS(ES)
Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9:00 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual’s residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

LAST NAME FIRST NAME MIDDLE NAME	DELIVERY AND MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE
Adler, Jason	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Begley, Jody	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Evans, Bronwen	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Garnick, Murray	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Gorenstein, Michael	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Newman, Heather	720 King Street West, Suite 320 Toronto, ON M5V 2T3
Rudyk, James	720 King Street West, Suite 320 Toronto, ON M5V 2T3

D. REGISTERED OFFICE ADDRESSES
DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 2600, Three Bentall Centre, 595 Burrard Street, P.O. Box 49314, Vancouver	PROVINCE BC	POSTAL CODE V7X 1L3
MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 2600, Three Bentall Centre, 595 Burrard Street, P.O. Box 49314, Vancouver	PROVINCE BC	POSTAL CODE V7X 1L3
E. RECORDS OFFICE ADDRESSES
DELIVERY ADDRESS OF THE COMPANY’S RECORDS OFFICE Suite 2600, Three Bentall Centre, 595 Burrard Street, P.O. Box 49314, Vancouver	PROVINCE BC	POSTAL CODE V7X 1L3
MAILING ADDRESS OF THE COMPANY’S RECORDS OFFICE Suite 2600, Three Bentall Centre, 595 Burrard Street, P.O. Box 49314, Vancouver	PROVINCE BC	POSTAL CODE V7X 1L3
F. AUTHORIZED SHARE STRUCTURE
Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number	Kind of shares of this class or series of shares.	Are there special rights or restrictions attached to the shares of this class or series of shares?
Identifying name of class or series of shares	THERE IS NO MAXIMUM NUMBER (✓)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✓)	WITH A PAR VALUE OF ($)	TYPE OF CURRENCY	YES (✓)	NO (✓)
Common	✓	unlimited	✓	✓

ARTICLES
OF
CRONOS GROUP INC.

BUSINESS CORPORATIONS ACT
BRITISH COLUMBIA

		Page
ARTICLE 1
	INTERPRETATION

1.1	Definitions	1
1.2	Business Corporations Act and Interpretation Act Definitions Applicable	1

	ARTICLE 2
	SHARES AND SHARE CERTIFICATES

2.1	Authorized Share Structure	2
2.2	Form of Share Certificate	2
2.3	Shareholder Entitled to Certificate or Acknowledgement	2
2.4	Delivery by Mail	2
2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement	2
2.6	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement	2
2.7	Splitting Share Certificates	2
2.8	Certificate Fee	2
2.9	Recognition of Trusts	3
2.10	Shares may be Uncertificated	3

	ARTICLE 3
	ISSUE OF SHARES

3.1	Directors Authorized	3
3.2	Commissions and Discounts	3
3.3	Brokerage	3
3.4	Conditions of Issue	3
3.5	Share Purchase Warrants, Options and Rights	3

	ARTICLE 4
	SHARE REGISTERS

4.1	Central Securities Register	4
4.2	Closing Register	4

	ARTICLE 5
	SHARE TRANSFERS

5.1	Registering Transfers	4
5.2	Form of Instrument of Transfer	4
5.3	Transferor Remains Shareholder	4
5.4	Signing of Instrument of Transfer	4
5.5	Enquiry as to Title Not Required	4
5.6	Transfer Fee	5

	ARTICLE 6
	TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death	5
6.2	Rights of Legal Personal Representative	5

	ARTICLE 7
	PURCHASE OF SHARES

7.1	Company Authorized to Purchase Shares	5
7.2	No Purchase, Redemption or Other Acquisition When Insolvent	5
7.3	Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares	5

	ARTICLE 8
	BORROWING POWERS

8.1	Borrowing Powers	6

	ARTICLE 9
	ALTERATIONS

9.1	Alteration of Authorized Share Structure	6
9.2	Special Rights and Restrictions	7
9.3	Change of Name	7
9.4	Other Alterations	7

	ARTICLE 10
	MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings	7
10.2	Resolution Instead of Annual General Meeting	7
10.3	Calling of Meetings of Shareholders	7
10.4	Notice for Meetings of Shareholders	7
10.5	Record Date for Notice and Voting	7
10.6	Failure to Give Notice and Waiver of Notice	8
10.7	Notice of Special Business at Meetings of Shareholders	8

10.8	Location of Meetings of Shareholders	8

	ARTICLE 11
	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1	Special Business	8
11.2	Special Majority	9
11.3	Quorum	9
11.4	One Shareholder May Constitute Quorum	9
11.5	Persons Entitled to Attend Meeting	9
11.6	Requirement of Quorum	9
11.7	Lack of Quorum	9
11.8	Lack of Quorum at Succeeding Meeting	9
11.9	Chair	10
11.10	Selection of Alternate Chair	10
11.11	Adjournments	10
11.12	Notice of Adjourned Meeting	10
11.13	Decision by Show of Hands or Poll	10
11.14	Declaration of Result	10
11.15	Motion Need Not be Seconded	10
11.16	Casting Vote	10
11.17	Manner of Taking Poll	11
11.18	Demand for Poll on Adjournment	11
11.19	Organization	11
11.20	Chair Must Resolve Dispute	11
11.21	Casting of Votes	11
11.22	No Demand for Poll on Election of Chair	11
11.23	Demand for Poll Not to Prevent Continuance of Meeting	11
11.24	Retention of Ballots and Proxies	11
11.25	Meeting by Telephone or Other Communications Medium	11

	ARTICLE 12
	VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares	12
12.2	Votes of Persons in Representative Capacity	12
12.3	Votes by Joint Holders	12
12.4	Legal Personal Representatives as Joint Shareholders	12
12.5	Representative of a Corporate Shareholder	12
12.6	When Proxy Provisions Do Not Apply to the Company	13
12.7	Appointment of Proxy Holders	13
12.8	Alternate Proxy Holders	13
12.9	When Proxy Holder Need Not Be Shareholder	13

12.10	Deposit of Proxy	13
12.11	Validity of Proxy Vote	13
12.12	Form of Proxy	14
12.13	Revocation of Proxy	14
12.14	Revocation of Proxy Must Be Signed	14
12.15	Production of Evidence of Authority to Vote	14

	ARTICLE 13
	DIRECTORS

13.1	First Directors; Number of Directors	14
13.2	Change in Number of Directors	15
13.3	Directors’ Acts Valid Despite Vacancy	15
13.4	Qualifications of Directors	15
13.5	Remuneration of Directors	15
13.6	Reimbursement of Expenses of Directors	15
13.7	Special Remuneration for Directors	15

	ARTICLE 14
	ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting	15
14.2	Consent to be a Director	15
14.3	Failure to Elect or Appoint Directors	16
14.4	Places of Retiring Directors Not Filled	16
14.5	Directors May Fill Casual Vacancies	16
14.6	Remaining Directors Power to Act	16
14.7	Shareholders May Fill Vacancies	16
14.8	Additional Directors	16
14.9	Ceasing to be a Director	17
14.10	Removal of Director by Shareholders	17
14.11	Removal of Director by Directors	17

	ARTICLE 15
	ADVANCE NOTICE FOR NOMINATION OF DIRECTORS

15.1	Limitation on Nominations of Directors	17
15.2	Nomination Procedures	17
15.3	Nominations by a Nominating Shareholder	18

	ARTICLE 16
	DISCLOSURE OF INTEREST OF DIRECTORS

16.1	Director Holding Other Office in the Company	21
16.2	No Disqualification	21
16.3	Professional Services by Director or Officer	21
16.4	Director or Officer in Other Corporations	21

	ARTICLE 17
	PROCEEDINGS OF DIRECTORS

17.1	Meetings of Directors	21
17.2	Voting at Meetings	21
17.3	Chair of Meetings	21
17.4	Meetings by Telephone or Other Communications Medium	21
17.5	Calling of Meetings	22
17.6	Notice of Meetings	22
17.7	When Notice Not Required	22
17.8	Meeting Valid Despite Failure to Give Notice	22
17.9	Waiver of Notice of Meetings	22
17.10	Quorum	22
17.11	Validity of Acts Where Appointment Defective	22
17.12	Consent Resolutions in Writing	22

	ARTICLE 18
	EXECUTIVE AND OTHER COMMITTEES

18.1	Appointment and Powers of Committees	23
18.2	Obligations of Committees	23
18.3	Powers of Board	23
18.4	Committee Meetings	23

	ARTICLE 19
	OFFICERS

19.1	Directors May Appoint Officers	24
19.2	Functions, Duties and Powers of Officers	24
19.3	Qualifications	24
19.4	Remuneration and Terms of Appointment	24
19.5	Duties of Officers May be Delegated	24

	ARTICLE 20
	INDEMNIFICATION

20.1	Mandatory Indemnification of Directors and Officers	24
20.2	Further Indemnification of Directors and Officers	24

20.3	Deemed Contract	26
20.4	Indemnification of Other Persons	26
20.5	Non-Compliance with Business Corporations Act	26
20.6	Company May Purchase Insurance	26

	ARTICLE 21
	DIVIDENDS

21.1	Payment of Dividends Subject to Special Rights	27
21.2	Declaration of Dividends	27
21.3	No Notice Required	27
21.4	Record Date	27
21.5	Manner of Paying Dividend	27
21.6	Settlement of Difficulties	27
21.7	When Dividend Payable	27
21.8	Dividends to be Paid in Accordance with Number of Shares	27
21.9	Receipt by Joint Shareholders	27
21.10	Dividend Bears No Interest	27
21.11	Fractional Dividends	27
21.12	Payment of Dividends	28
21.13	Capitalization of Retained Earnings or Surplus	28

	ARTICLE 22
	DOCUMENTS, RECORDS AND REPORTS

22.1	Recording of Financial Affairs	28

	ARTICLE 23
	NOTICES

23.1	Method of Giving Notice	28
23.2	Deemed Receipt of Mailing	29
23.3	Certificate of Sending	29
23.4	Notice to Joint Shareholders	29
23.5	Notice to Legal Personal Representatives Trustees	29

	ARTICLE 24
	EXECUTION OF DOCUMENTS

24.1	Execution of Documents Generally	30

	ARTICLE 25
	PROHIBITIONS

25.1	Definitions	30
25.2	Application	30
25.3	Consent Required for Transfer of Transfer Restricted Securities	30

	ARTICLE 26
	GENERAL PROVISIONS

26.1	Information Available to Shareholders	30

Certificate of Continuation Number: ______________
BUSINESS CORPORATIONS ACT
ARTICLES
of
CRONOS GROUP INC.
ARTICLE 1
INTERPRETATION
1.1 Definitions. In these Articles, unless the context otherwise requires:
“Applicable Securities Laws” means the securities legislation in Canada, the United States and any other relevant jurisdiction, as amended from time to time, the rules, regulations and forms made or promulgated under any such statutes and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities, in each case, applicable to the Company;
“board” means the directors or sole director of the Company, as the case may be;
“Business Corporations Act” means the Business Corporations Act (British Columbia) in force from time to time and all amendments thereto and includes all regulations and amendments thereto made pursuant to that act;
“Company” means Cronos Group Inc.;
“Interpretation Act” means the Interpretation Act (British Columbia) in force from time to time and all amendments thereto and includes all regulations and amendments thereto made pursuant to that act;
“legal personal representative” means the personal or other legal representative of the shareholder;
“meeting of shareholders” or “Shareholders Meeting” means an annual meeting of shareholders and a special meeting of shareholders of the Company;
“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;
“Securities Transfer Act” means the Securities Transfer Act (British Columbia) in force from time to time and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act.
1.2 Business Corporations Act and Interpretation Act Definitions Applicable. The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.
ARTICLE 2
SHARES AND SHARE CERTIFICATES
2.1 Authorized Share Structure. The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate. Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.
2.3 Shareholder Entitled to Certificate or Acknowledgement. Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgement of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or an acknowledgement to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.
2.4 Delivery by Mail. Any share certificate or non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.
2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement. If the board or the secretary of the Company, if any, is satisfied that a share certificate or a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, as they think fit:
(a) order the share certificate or acknowledgement, as the case may be, to be cancelled; and
(b) issue a replacement share certificate or acknowledgement, as the case may be.
2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement. If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the board or the secretary, if any, of the Company receives:
(a) proof satisfactory to them (which, if requested, shall include an affidavit) that the share certificate or acknowledgement is lost, stolen or destroyed; and
(b) any indemnity the board considers adequate.
2.7 Splitting Share Certificates. If a shareholder surrenders a share certificate to the Company, or to any transfer agent or other agent duly appointed for such purpose, together with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company, or its agent duly appointed for such purpose, as the case may be, must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.
2.8 Certificate Fee. There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6, or 2.7, the amount, if any, and which must not exceed the amount prescribed under the Business Corporations Act, determined by the board.
2.9 Recognition of Trusts. Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

2.10 Shares may be Uncertificated. Notwithstanding any other provision of this Article 2, the board may, by resolution, provide that
(a) the shares of any or all of the classes or series of the Company’s shares may be uncertificated shares; or
(b) any specified shares may be uncertificated shares.
ARTICLE 3
ISSUE OF SHARES
3.1 Directors Authorized. Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the board may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.
3.2 Commissions and Discounts. The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.
3.3 Brokerage. The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.
3.4 Conditions of Issue. Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:
(a) consideration is provided to the Company for the issue of the share by one or more of the following:
(i) past services performed for the Company;
(ii) property; or
(iii) money; and
(b) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.
3.5 Share Purchase Warrants, Options and Rights. Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the board determines, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.
ARTICLE 4
SHARE REGISTERS
4.1 Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain a central securities register, which may be kept in electronic form. The board may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The board may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The board may terminate such appointment of any agent at any time and may appoint another agent in its place.
4.2 Closing Register. The Company must not at any time close its central securities register.

ARTICLE 5
SHARE TRANSFERS
5.1 Registering Transfers. A transfer of a share of the Company must not be registered unless:
(a) a duly signed instrument of transfer in respect of the share has been received by the Company;
(b) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company;
(c) if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company; and
(d) the satisfaction of any other conditions precedent, in favour of the Company, to which such transfer has validly been made subject (including any conditions precedent required to be satisfied in order to ensure compliance with Applicable Securities Laws).
5.2 Form of Instrument of Transfer. The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the Company or the transfer agent for the class or series of shares to be transferred.
5.3 Transferor Remains Shareholder. Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a central securities register of the Company in respect of the transfer.
5.4 Signing of Instrument of Transfer. If a shareholder, or such shareholder’s duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents of the Company to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:
(a) in the name of the person named as transferee in that instrument of transfer; or
(b) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.
5.5 Enquiry as to Title Not Required. Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.
5.6 Transfer Fee. Subject to the applicable rules of any stock exchange on which the securities of the Company may be listed, there must be paid to the Company, in relation to the registration of any transfer, a fee, if any, in the amount, if any, determined by the board.
ARTICLE 6
TRANSMISSION OF SHARES
6.1 Legal Personal Representative Recognized on Death. In the case of the death of a shareholder, the legal personal representative of the shareholder, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the board may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the board, officers or duly authorized agents of the Company consider appropriate.
6.2 Rights of Legal Personal Representative. The legal personal representative of a shareholder has the rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles and Applicable Securities Laws, if appropriate evidence of appointment or incumbency within the meaning of the Securities Transfer Act has been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder’s name and the name of another person in joint tenancy.
ARTICLE 7
PURCHASE OF SHARES
7.1 Company Authorized to Purchase Shares. Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the board, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the board.
7.2 No Purchase, Redemption or Other Acquisition When Insolvent. The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:
(a) the Company is insolvent; or
(b) making the payment or providing the consideration would render the Company insolvent.
7.3 Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares. If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:
(a) is not entitled to vote the share at a meeting of shareholders;
(b) must not pay a dividend in respect of the share; and
(c) must not make any other distribution in respect of the share.
ARTICLE 8
BORROWING POWERS
8.1 Borrowing Powers. The Company, if authorized by the board (it being understood, for the avoidance of doubt, that the board may delegate its power to provide such authorization to a committee, under Article 18.1, or to an officer, under Article 19.2), may:
(a) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the board considers appropriate;
(b) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the board considers appropriate;
(c) guarantee the repayment of money by any other person or the performance of any obligation of any other person, provided that any director or authorized officer of the Company may authorize the Company to guarantee the performance of an obligation of a wholly-owned subsidiary of the Company; and
(d) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

ARTICLE 9
ALTERATIONS
9.1 Alteration of Authorized Share Structure. Subject to Article 9.2, the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may by special resolution:
(a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
(b) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;
(c) subdivide or consolidate all or any of its unissued, or fully paid and issued, shares;
(d) if the Company is authorized to issue shares of a class of shares with par value:
(i) decrease the par value of those shares; or
(ii) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;
(e) change all or any of its unissued, or fully paid and issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;
(f) alter the identifying name of any of its shares; or
(g) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;
and, if applicable, alter its Notice of Articles and Articles accordingly.
9.2 Special Rights and Restrictions. Subject to the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may by special resolution:
(a) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or
(b) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;
and alter its Notice of Articles and Articles accordingly.
9.3 Change of Name. The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name.
9.4 Other Alterations. If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.
ARTICLE 10
MEETINGS OF SHAREHOLDERS
10.1 Annual General Meetings. Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the board.
10.2 Resolution Instead of Annual General Meeting. If all the shareholders who are entitled to vote at an annual general meeting consent by unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.
10.3 Calling of Meetings of Shareholders. Subject to the Business Corporations Act, only the board may, whenever it thinks fit, call a meeting of shareholders.
10.4 Notice for Meetings of Shareholders. The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:
(a) if and for so long as the Company is a public company, 21 days, and not more than 60 days;
(b) otherwise, 10 days.
10.5 Record Date for Notice and Voting. The board may set a date as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:
(a) if and for so long as the Company is a public company, 30 days;
(b) otherwise, 10 days.
If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.6 Failure to Give Notice and Waiver of Notice. The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or agree to reduce the period of that notice. Attendance of a persons at a meeting of shareholders is a waiver of entitlement to the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
10.7 Notice of Special Business at Meetings of Shareholders. If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:
(a) state the general nature of the special business; and
(b) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:
(i) at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.
10.8 Location of Meetings of Shareholders. Meetings of shareholders may be held anywhere within Canada, the United States, or at such other location that the board, by resolution, may determine. To the extent not prohibited by the Business Corporations Act, such other location may include a virtual meeting, which shall be deemed to be held at the registered office of the Company.
ARTICLE 11
PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
11.1 Special Business. At a meeting of shareholders, the following business is special business:
(a) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;
(b) at an annual general meeting, all business is special business except for the following:
(i) business relating to the conduct of or voting at the meeting;
(ii) consideration of any financial statements of the Company presented to the meeting;
(iii) consideration of any reports of the board or auditor;
(iv) the setting or changing of the number of directors;
(v) the election or appointment of directors;
(vi) the appointment of an auditor;
(vii) the setting of the remuneration of an auditor;
(viii) any non-binding advisory vote;
(ix) business arising out of a report of the board not requiring the passing of a special resolution or an exceptional resolution; and
(x) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.
11.2 Special Majority. The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.
11.3 Quorum. Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is any persons who are, or who represent by proxy, the holders of at least 33 1/3%, in the aggregate, of the issued shares entitled to be voted at the meeting.
11.4 One Shareholder May Constitute Quorum. If there is only one shareholder entitled to vote at a meeting of shareholders:
(a) the quorum is one person who is, or who represents by proxy, that shareholder; and
(b) that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Persons Entitled to Attend Meeting. In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the officers of the Company, any counsel for the Company, the auditor of the Company and any other persons invited by the board or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.
11.6 Requirement of Quorum. No business, other than the election of a chair of the meeting and the adjournment of the meeting of shareholders, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.
11.7 Lack of Quorum. If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:
(a) in the case of a meeting requisitioned by shareholders, the meeting is dissolved, and
(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.
11.8 Lack of Quorum at Succeeding Meeting. If, at the meeting to which the meeting referred to in Article 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.
11.9 Chair. The following individual is entitled to preside as chair at a meeting of shareholders:
(a) the chair of the board, if any; or
(b) if the chair of the board is absent or unwilling to act as chair of the meeting, the lead director of the board, if any; or
(c) if the lead director of the board is absent or unwilling to act as chair of the meeting, the individual whom the Chief Executive Officer (or, if the Chief Executive Officer is absent, the Chief Financial Officer) of the Company appoints.
11.10 Selection of Alternate Chair. If, at any meeting of shareholders, the chair of the board, the lead director of the board or the individual whom the Chief Executive Officer (or, if the Chief Executive Officer is absent, the Chief Financial Officer) of the Company appoints, as the case may be, is not present within 15 minutes after the time set for holding the meeting, or if the chair of the board, the lead director of the board or the individual whom the Chief Executive Officer (or, if the Chief Executive Officer is absent, the Chief Financial Officer) of the Company appoints, as the case may be, is unwilling to act as chair of the meeting, or if the chair of the board, the lead director of the board or the individual whom the Chief Executive Officer (or, if the Chief Executive Officer is absent, the Chief Financial Officer) of the Company appoints, as the case may be, has advised the secretary of the Company, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.
11.11 Adjournments. The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12 Notice of Adjourned Meeting. It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given in the same manner as the original meeting.
11.13 Decision by Show of Hands or Poll. Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair of the meeting or demanded by at least one shareholder entitled to vote who is present in person or by proxy.
11.14 Declaration of Result. The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair of the meeting that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair of the meeting or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.
11.15 Motion Need Not be Seconded. No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of the meeting is entitled to propose or second a motion.
11.16 Casting Vote. In the case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair of the meeting may be entitled as a shareholder.
11.17 Manner of Taking Poll. Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:
(a) the poll must be taken:
(i) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and
(ii) in the manner, at the time and at the place that the chair of the meeting directs;
(b) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and
(c) the demand for the poll may be withdrawn by the person who demanded it.
11.18 Demand for Poll on Adjournment. A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.
11.19 Organization. The order of business at a meeting of shareholders shall be determined by the chair of a meeting of shareholders. The chair of a meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting of shareholders, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Company, restrictions on entry to such meeting of shareholders after the time prescribed for the commencement thereof and the opening and closing of voting polls for each item on which a vote is to be taken.
11.20 Chair Must Resolve Dispute. In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of a meeting of shareholders must determine the dispute, and his or her determination made in good faith is final and conclusive.
11.21 Casting of Votes. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.
11.22 No Demand for Poll on Election of Chair. No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23 Demand for Poll Not to Prevent Continuance of Meeting. The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.
11.24 Retention of Ballots and Proxies. The Company or its agents must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three-month period, the Company or its agents may destroy such ballots and proxies.
11.25 Meeting by Telephone or Other Communications Medium. A shareholder or proxy holder may participate in a meeting of shareholders in person, by telephone or other communications medium if all shareholders or proxy holders participating in the meeting, whether in person, by telephone or other communications medium, are able to communicate with each other. A shareholder or proxy holder who participates in a meeting in a manner contemplated by this Article 11.25 is deemed, for all purposes of the Business Corporations Act and these Articles, to be present at the meeting.
ARTICLE 12
VOTES OF SHAREHOLDERS
12.1 Number of Votes by Shareholder or by Shares. Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:
(a) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and
(b) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.
12.2 Votes of Persons in Representative Capacity. A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the board, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.
12.3 Votes by Joint Holders. If there are joint shareholders registered in respect of any share:
(a) any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or
(b) if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.
12.4 Legal Personal Representatives as Joint Shareholders. Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.
12.5 Representative of a Corporate Shareholder. If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders, and:
(a) for that purpose, the instrument appointing a representative must be received:
(i) at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies on the date that is at least the number of business days specified in the notice for the receipt of proxies or, if no number of days is specified, two business days, before the day set for the holding of the meeting; or

(ii) at the meeting by the chair of the meeting or to a person designated by the chair of the meeting;
(b) if a representative is appointed under this Article 12.5:
(i) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and
(ii) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
Evidence of the appointment of any such representative may be sent to the Company or its transfer agent by written instrument or any other method of transmitting legibly recorded messages.
12.6 When Proxy Provisions Do Not Apply to the Company. If and for so long as the Company is a public company, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any Applicable Securities Laws or any rules of any exchange on which the securities of the Company are listed.
12.7 Appointment of Proxy Holders. Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.
12.8 Alternate Proxy Holders. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.
12.9 When Proxy Holder Need Not Be Shareholder. A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:
(a) the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;
(b) the Company has at the time of the meeting of shareholders for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting;
(c) the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting;
(d) the Company is a public company; or
(e) if approved by the board, the person is a director or officer of the Company.
12.10 Deposit of Proxy. A proxy for a meeting of shareholders must:
(a) be received at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies on the date that is at least the number of business days specified in the notice, or, if no number of days is specified, two business days, before the day set for the holding of the meeting; or
(b) unless the notice provides otherwise, be provided at the meeting to the chair of the meeting or to a person designated by the chair of the meeting.

12.11 Validity of Proxy Vote. A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:
(a) at the registered office of the Company at any time up to and including the date that is at least the number of business days specified in the notice calling the meeting of shareholders at which the proxy is to be used, or, if no number of days is specified, two business days, before the day set for the holding of such meeting; or
(b) by the chair of the meeting, before any vote in respect of which the proxy has been given has been taken.
12.12 Form of Proxy. A proxy, whether for a specified meeting of shareholders or otherwise, must be in such form as is approved by the board or the chair of the meeting.
12.13 Revocation of Proxy. Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:
(a) at the registered office of the Company at any time up to and including the date that is at least the number of business days specified in the notice calling the meeting of shareholders at which the proxy is to be used, or, if no number of days is specified, two business days before the day set for the holding of such meeting; or
(b) by the chair of the meeting, before any vote in respect of which the proxy has been given has been taken.
12.14 Revocation of Proxy Must Be Signed. An instrument referred to in Article 12.13 must be signed as follows:
(a) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;
(b) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.
12.15 Production of Evidence of Authority to Vote. The board or the chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.
ARTICLE 13
DIRECTORS
13.1 First Directors; Number of Directors. The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:
(a) subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company’s first directors;
(b) if the Company is a public company, the greater of three and the number of directors most recently set either:
(i) by ordinary resolution (whether or not previous notice of the resolution was given); or
(ii) under Article 14.4;
(c) if the Company is not a public company, the number of directors most recently set either:
(i) by ordinary resolution (whether or not previous notice of the resolution was given); or

(ii) under Article 14.4.
13.2 Change in Number of Directors. If the number of directors is set under Articles 13.1(b)(i) or 13.1(c)(i):
(a) the shareholders may elect or appoint the directors needed to fill any vacancies in the board up to that number; or
(b) the board, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.
13.3 Directors’ Acts Valid Despite Vacancy. An act or proceeding of the board is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.
13.4 Qualifications of Directors. A director is not required to hold a share of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.
13.5 Remuneration of Directors. The directors are entitled to the remuneration for acting as directors, if any, as the board may from time to time determine. That remuneration may (only to the extent permitted by any applicable policies adopted by the board or any duly authorized committee thereof) be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.
13.6 Reimbursement of Expenses of Directors. The Company may reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.
13.7 Special Remuneration for Directors. If any director performs any professional or other services for the Company that in the opinion of the board are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the board (but only to the extent permitted by any applicable policies adopted by the board or any duly authorized committee thereof, including but not limited to any policy of the Company applicable to related party transactions), and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.
ARTICLE 14
ELECTION AND REMOVAL OF DIRECTORS
14.1 Election at Annual General Meeting. Subject to Article 15, at every annual general meeting and in every unanimous resolution contemplated by Article 10.2:
(a) the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or by unanimous resolution appoint, a board consisting of the number of directors that has then been set under these Articles; and
(b) all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.
14.2 Consent to be a Director. No election, appointment or designation of an individual as a director is valid unless:
(a) that individual consents to be a director in the manner provided for in the Business Corporations Act;
(b) that individual is elected or appointed at a meeting of shareholders at which the individual is present and the individual does not refuse, at the meeting, to be a director; or
(c) with respect to first directors, the designation is otherwise valid under the Business Corporations Act.
14.3 Failure to Elect or Appoint Directors. If:

(a) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or
(b) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;
then each director then in office continues to hold office until the earlier of:
(a) the date on which his or her successor is elected or appointed; and
(b) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.
14.4 Places of Retiring Directors Not Filled. If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors that has then been set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors that has then been set pursuant to these Articles, the number of directors is deemed to be set at the number of directors actually elected or continued in office.
14.5 Directors May Fill Casual Vacancies. Any casual vacancy occurring in the board may be filled by the board.
14.6 Remaining Directors Power to Act. The board may act notwithstanding any vacancy in the board, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the board may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board or, subject to the Business Corporations Act, for any other purpose.
14.7 Shareholders May Fill Vacancies. Subject to Article 15, if the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board.
14.8 Additional Directors. Subject to Article 15 and notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the board may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:
(a) one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or
(b) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.
Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.
14.9 Ceasing to be a Director. A director ceases to be a director when:
(a) the term of office of the director expires;
(b) the director dies;
(c) the director resigns as a director by notice in writing provided in the manner required by the Business Corporations Act ; or

(d) the director is removed from office pursuant to Articles 14.10 or 14.11.
14.10 Removal of Director by Shareholders. The Company may remove any director before the expiration of his or her term of office by ordinary resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy, subject to Article 15. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the board may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.
14.11 Removal of Director by Directors. The board may remove any director before the expiration of his or her term of office if the director is indicted or convicted in a court of law for, or upon the entering by such director of a plea of guilty or nolo contendere to, (x) a felony offense under U.S. state or federal law, an indictable offence under the Criminal Code (Canada) or a comparable offence under the law of any other jurisdiction, or (y) any crime involving moral turpitude, fraud, dishonesty, bribery or theft or if the director ceases to be qualified to act as a director of a company in accordance with the Business Corporations Act and does not promptly resign, and the board may appoint a director to fill the resulting vacancy.
ARTICLE 15
ADVANCE NOTICE FOR NOMINATION OF DIRECTORS
15.1 Limitation on Nominations of Directors. Subject only to the Business Corporations Act, only individuals who are nominated in accordance with the procedures set out in this Article 15 and who, at the discretion of the board, satisfy the qualifications of a director as set out in the Business Corporations Act shall be eligible for election as directors.
15.2 Nomination Procedures. Nominations of individuals for election to the board may be made at any annual Shareholders Meeting or at any special Shareholders Meeting if one of the purposes for which the special Shareholders Meeting was called was the election of directors. Such nominations may be made in the following manner:
(a) by or at the direction of the board, including pursuant to a notice of meeting, including, for clarity, any nominees of a shareholder who are proposed by the board for election in the notice of meeting, whether pursuant to an agreement with such shareholder or otherwise;
(b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of meeting of shareholders made in accordance with the provisions of the Business Corporations Act; or
(c) by any person (a “Nominating Shareholder”):
(i) who, at the close of business on the date of the giving of the notice provided below in Article 15.3 and on the record date for notice of such meeting, is entered in the central securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and
(ii) who complies with the notice procedures set forth below in this Article 15.3.
15.3 Nominations by a Nominating Shareholder.
(a) In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company at the principal executive offices of the Company. To be timely, a Nominating Shareholder’s notice to the secretary of the Company must be made:
(i) in the case of an annual Shareholders Meeting, not less than 30 nor more than 65 days prior to the date of the annual Shareholders Meeting; provided, however, that in the event that the annual Shareholders Meeting is to be held on a date that is less than 50 days after the date on which the first public announcement by the Company by press release (the “Notice Date”) of the date of the annual Shareholders Meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and
(ii) in the case of a special Shareholders Meeting (which is not also an annual Shareholders Meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement by the Company by press release of the date of the special Shareholders Meeting was made.
(b) no event shall any adjournment or postponement of a Shareholder Meeting or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.
(c) To be in proper written form, a Nominating Shareholder’s notice to the secretary of the Company must set forth:
(i) the identity of the Nominating Shareholder and the number of voting securities held by the Nominating Shareholder;
(ii) if the Nominating Shareholder is not the beneficial owner of all of those voting securities, the identity of the beneficial owner and the number of voting securities beneficially owned by that beneficial owner;
(iii) with respect to the Nominating Shareholder and, if applicable, any beneficial owner, the following:
(A) the class or series and number of any securities in the capital of the Company which are controlled, or over which control or direction is exercised, directly or indirectly, by the Nominating Shareholder or beneficial owner, and each person acting jointly or in concert with any of them (and for each such person any options or other rights to acquire shares in the capital of the Company, any derivatives or other securities, instruments or arrangements for which the price or value or delivery, payment or settlement obligations are derived from, referenced to, or based on any such shares, and any hedging transactions, short positions and borrowing or lending arrangements relating to such shares) as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
(B) any proxy, contract, agreement, arrangement, understanding or relationship pursuant to which the Nominating Shareholder or beneficial owner has a right to vote any shares in the capital of the Company on the election of directors.
(C) in the case of a special Shareholders Meeting called for the purpose of electing directors, a statement as to whether the Nominating Shareholder or beneficial owner intends to send an information circular and form of proxy to any shareholders in connection with the individual’s nomination; and
(D) any other information relating to the Nominating Shareholder or beneficial owner that would be required to be disclosed in a dissident’s proxy circular or other filings to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws; and
(E) as to each individual whom the Nominating Shareholder proposes to nominate for election as a director:
(I) the name, age, business address and residential address of the individual;
(II) confirmation that the individual would consent to serve as a director if elected;

(III) the principal occupation or employment of the individual;
(IV) the class or series and number of securities in the capital of the Company which are beneficially owned, or over which control or direction is exercised, directly or indirectly, by such individual as of the record date for the Shareholders Meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and
(V) any other information relating to the individual that would be required to be disclosed in a dissident’s proxy circular or other filings to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws.
(d) A Nominating Shareholder’s notice to the secretary of the Company must also state:
(i) whether, in the opinion of the Nominating Shareholder and the proposed nominee, the proposed nominee would qualify to be an independent director under sections 5605(a)(2), 5605(c)(2) and 5605(d)(2) of the Nasdaq Listing Rules and the commentary relating thereto and Rule 10A-3(b) and Rule 10C-1(b) under the United States Securities Exchange Act of 1934, as amended, as well as any other applicable independence criterion of a stock exchange or regulatory authority that may be applicable to the Company; and
(ii) whether, with respect to the Company, the proposed nominee has one or more of the relationships described in sections 5605(a)(2), 5605(c)(2) and 5605(d)(2) of the Nasdaq Listing Rules and the commentary relating thereto and Rule 10A-3(b) and Rule 10C-1(b) under the United States Securities Exchange Act of 1934, as amended, as well as any other applicable independence criterion of a stock exchange or regulatory authority that may be applicable to the Company.
(e) The Company may require any proposed director nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed director nominee to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed director nominee.
(f) In addition to the provisions of this Article 15, a Nominating Shareholder and any individual nominated by the Nominating Shareholder shall also comply with all of the applicable requirements of the Business Corporations Act, Applicable Securities Laws and applicable stock exchange rules regarding the matters set forth herein.
(g) Except as otherwise provided by the special rights or restrictions attached to the shares of any class or series of the Company, no individual shall be eligible for election as a director unless nominated in accordance with the provisions of this Article 15; provided, however, that nothing in this Article 15 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a Shareholders Meeting of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chairperson of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded. A duly appointed proxyholder of a Nominating Shareholder shall be entitled to nominate at a Shareholders Meeting the directors nominated by the Nominating Shareholder, provided that all of the requirements of this Article 15 have been satisfied. If the Nominating Shareholder or its duly appointed proxyholder does not attend at the Shareholders Meeting to present the nomination, the nomination shall be disregarded notwithstanding that proxies in respect of such nomination may have been received by the Company.
(h) In addition to the provisions of this Article 15, a Nominating Shareholder and any individual nominated by the Nominating Shareholder shall also comply with all of the applicable requirements of the Business Corporations Act, Applicable Securities Laws and applicable stock exchange rules regarding the matters set forth herein.

(i) Notwithstanding any other provision of this Article 15, notice given to the secretary of the Company may only be given by personal delivery, and shall be deemed to have been given and made only at the time it is served by personal delivery to the secretary of the Company at the address of the principal executive offices of the Company; provided that if such delivery is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery shall be deemed to have been made on the subsequent day that is a business day.
(j) Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Article 15.
(k) For greater certainty, nothing in this Article 15 shall limit the right of the board to fill a vacancy among the directors in accordance with these Articles.
ARTICLE 16
DISCLOSURE OF INTEREST OF DIRECTORS
16.1 Director Holding Other Office in the Company. A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the board may determine.
16.2 No Disqualification. No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason, in each case subject to the requirements of Applicable Securities Laws.
16.3 Professional Services by Director or Officer. Subject to the Business Corporations Act and Applicable Securities Laws, a director or officer of the Company, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and subject to the requirements of Applicable Securities Laws, the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.
16.4 Director or Officer in Other Corporations. Subject to the requirements of Applicable Securities Laws, a director or officer of the Company may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act and Applicable Securities Laws, the director or officer of the Company is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.
ARTICLE 17
PROCEEDINGS OF DIRECTORS
17.1 Meetings of Directors. The board may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the board may from time to time determine.
17.2 Voting at Meetings. Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.
17.3 Chair of Meetings. The following individual is entitled to preside as chair at a meeting of directors:
(a) the chair of the board, if any;
(b) the lead director of the board, if any;
(c) any other director chosen by the board if:

(i) the chair of the board is not present at the meeting within 15 minutes after the time set for holding the meeting;
(ii) the chair of the board is not willing to chair the meeting; or
(iii) the chair of the board has advised the secretary of the Company, if any, or any other director, that he or she will not be present at the meeting.
17.4 Meetings by Telephone or Other Communications Medium. A director may participate in a meeting of directors or of any committee of the board in person, by telephone, or by other communications medium if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.
17.5 Calling of Meetings. The chair of the board or the lead director of the board may, and the secretary or an assistant secretary of the Company, if any, on the request of such chair of the board or the lead director of the board must, call a meeting of directors at any time.
17.6 Notice of Meetings. Other than for meetings held at regular intervals as determined by the board pursuant to Article 17.1 or as provided in Article 17.7, upon reasonable notice of each meeting of directors specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.
17.7 When Notice Not Required. It is not necessary to give notice of a meeting of directors to a director if:
(a) meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of directors at which that director is appointed; or
(b) the director has waived notice of the meeting.
17.8 Meeting Valid Despite Failure to Give Notice. The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting.
17.9 Waiver of Notice of Meetings. Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of directors need be given to such director and all meetings of directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.
Attendance of a director at a meeting of the board is a waiver of notice of the meeting, unless that director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
17.10 Quorum. The quorum necessary for the transaction of the business of the board is a majority of the number of directors in office or such greater number as the board may determine from time to time.
17.11 Validity of Acts Where Appointment Defective. Subject to the Business Corporations Act, an act of a director or officer of the Company is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.
17.12 Consent Resolutions in Writing. A resolution of the board or of any committee of the board consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of directors or of the committee of the board duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the board or of any committee of the board passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of the board or of the committee of the board and to be as valid and effective as if it had been passed at a meeting of directors or of the committee of the board that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of directors or of a committee of the board.
ARTICLE 18
EXECUTIVE AND OTHER COMMITTEES
18.1 Appointment and Powers of Committees. The board may, by resolution:
(a) appoint one or more committees consisting of the director or directors that they consider appropriate;
(b) delegate to a committee appointed under paragraph (a) any of the board’s powers, except:
(i) the power to fill vacancies in the board;
(ii) the power to remove a director or appoint additional directors;
(iii) the power to change the membership of, or fill vacancies in, any committee of the board; and
(iv) the power to appoint or remove officers of the Company appointed by the board; and
(c) make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.
18.2 Obligations of Committees. Any committee appointed under Article 18.1, in the exercise of the powers delegated to it, must:
(a) conform to any rules that may from time to time be imposed on it by the board; and
(b) report every act or thing done in exercise of those powers at such times as the board may require.
18.3 Powers of Board. The board may, at any time, with respect to a committee appointed under Article 18.1:
(a) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;
(b) terminate the appointment of, or change the membership of, the committee; and
(c) fill vacancies in the committee.
18.4 Committee Meetings. Subject to Article 18.2(a) and unless the board otherwise provides in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Article 18.1:
(a) the committee may meet and adjourn as it thinks proper;
(b) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;
(c) a majority of the members of the committee constitutes a quorum of the committee; and

(d) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.
ARTICLE 19
OFFICERS
19.1 Directors May Appoint Officers. The board may, from time to time, appoint such officers, if any, as the board determines and the board may, at any time, terminate any such appointment.
19.2 Functions, Duties and Powers of Officers. The board may for each officer:
(a) determine the functions and duties of the officer;
(b) delegate to the officer any of the powers exercisable by the board on such terms and conditions and with such restrictions as the board thinks fit; and
(c) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of companies similar in organization and business purposes to the Company, subject to the control of the board.
19.3 Qualifications. No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.
19.4 Remuneration and Terms of Appointment. All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity. An appointment as an officer does not create any rights of employment.
19.5 Duties of Officers May be Delegated. In case any officer is absent or for any other reason that the board may deem sufficient, the Chief Executive Officer or the board may delegate for the time being the powers or duties of such officer to any other officer or to any director.
ARTICLE 20
INDEMNIFICATION
20.1 Mandatory Indemnification of Directors and Officers. Subject to the Business Corporations Act, the Company must indemnify an eligible party (as defined in the Business Corporations Act) and his or her heirs and legal personal representatives against all eligible penalties (as defined in the Business Corporations Act) to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding (as defined in the Business Corporations Act), pay the expenses (as defined in the Business Corporations Act) actually and reasonably incurred by such person in respect of that proceeding to the fullest extent permitted by the Business Corporations Act.
20.2 Further Indemnification of Directors and Officers. In addition to the Company’s obligations under Article 20.1, and subject to the Business Corporations Act, the Company shall, except as provided in this Article 20.2, indemnify Indemnitees to the full extent permitted by law. Expenses reasonably incurred by an Indemnitee in defending any action, suit, or proceeding, as described in this Article 20.2, shall be paid or reimbursed by the Company promptly upon receipt by it of an undertaking of such Indemnitee to repay such Expenses if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Indemnitee’s obligation to reimburse the Company shall be unsecured, and no interest shall be charged thereon. The Company shall not indemnify any Indemnitee or advance or reimburse any Indemnitee’s Expenses if the action, suit or proceeding alleges (1) claims under Section

16(b) of the United States Securities Exchange Act of 1934, as amended, (2) violations of the Company’s Code of Business Conduct and Ethics, Insider Trading Policy or Conflicts of Interest Policy or (3) violations of Canadian, United States or other applicable federal, provincial or state insider trading laws, unless, in each case, such Indemnitee has been successful on the merits, received the written consent to incurring the Expenses or settled the case with the written consent of the Company, in which case the Company shall indemnify and reimburse such Indemnitee.
No claim for indemnification under this Article 20.2 shall be paid by the Company unless the Company has determined that the relevant Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Unless ordered by a court, such determinations shall be made by (1) a majority vote of the directors who are not parties to the action, suit or proceeding for which indemnification is sought, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by shareholders. An Indemnitee shall be presumed to have met the relevant standard, and, if the determination is not made by the Company within 30 days of a demand by such Indemnitee for indemnification, such Indemnitee shall be deemed to have met such standard.
An Indemnitee shall promptly notify the Company in writing upon the sooner of (a) becoming aware of an action, suit or proceeding where indemnification or the advance payment or reimbursement of Expenses may be sought, or (b) being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification or the advance payment or reimbursement of Expenses covered by this Article 20.2. The failure of an Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to such Indemnitee pursuant to this Article 20.2. No claim for indemnification or the advance payment or reimbursement of Expenses shall be made by an Indemnitee or paid by the Company unless the Indemnitee gives notice to the Company in writing of such claim for indemnification within two years after the Indemnitee received notice of the claim, action, suit or proceeding.
As a condition to indemnification or the advance payment or reimbursement of Expenses under this Article 20.2, any demand for payment by an Indemnitee under this Article 20.2 shall be in writing and shall provide reasonable accounting by such Indemnitee’s legal counsel for the Expenses to be paid by the Company.
For the purposes of this Article 20.2, the term “Indemnitee” shall mean any person made or threatened to be made a party, or otherwise involved in any civil, criminal, administrative or investigative action, suit or proceeding by reason of the fact that such person or such person’s testator or intestate is or was a director, officer, employee or agent of the Company or serves or served at the request of the Company any other enterprise as a director or officer; the term “Company” shall include any predecessor of the Company and any constituent corporation (including any constituent of a constituent) absorbed by the Company in an arrangement, amalgamation or similar transaction; the term “other enterprise” shall include any corporation, limited liability company, unlimited liability company, public limited company, partnership, limited partnership, joint venture, trust, employee benefit plan, fund or other enterprise; service “at the request of the Company” shall include service as a director or officer of the Company which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries, provided, however that such request for service is in writing; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Company; the term “Expenses” shall include all reasonable out of pocket fees, costs and expenses, including without limitation, legal counsel fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, Employee Retirement Income Security Act of 1974 excise taxes or penalties assessed on an Indemnitee with respect to an employee benefit plan, Canadian or United States federal, provincial, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Article 20.2, penalties and all other disbursements or expenses of the types customarily incurred in connection with defending, preparing to defend, or investigating an actual or threatened action, suit or proceeding (including Indemnitee’s counterclaims that directly respond to and negate the affirmative claim made against Indemnitee (“Permitted Counterclaims”) in such action, suit or proceeding, whether civil, criminal, administrative or investigative) but shall exclude the costs of any of an Indemnitee’s counterclaims, other than Permitted Counterclaims; and action, suit or proceeding shall be deemed to include the class action complaint filed in the Eastern District of New York by Donald Finch, individually and on behalf of all others similarly situated against the Company Michael Gorenstein and Jerry F. Barbato, Finch v. Cronos Group et al., 2:20-cv-01324-JMA-ST (E.D.N.Y. Mar. 12, 2020) (Dkt. No. 1),  and the class action complaint filed in the Eastern District of New York by Jill Witte, individually and on behalf of all others similarly situated against the Company, Michael Gorenstein and Jerry F. Barbato, Witte v. Cronos Group et al., 1:20-cv-01310-ENV-SIL (E.D.N.Y. Mar. 11, 2020) (Dkt. No. 1) (together, the “Existing Actions”), and with respect to the Existing Actions the officers and directors party thereto or subject thereto shall be deemed entitled to advancement of expenses and indemnification in accordance with this Article 20.2.
Any action, suit or proceeding regarding indemnification or advance payment or reimbursement of Expenses arising out of this Article 20.2 must be brought and heard in the Courts of the Province of Ontario. In the event of any payment under this Article 20.2, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee (under any insurance policy or otherwise), who shall execute all papers required and shall do everything necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights. Except as required by law or as otherwise becomes public (other than as a result of a breach by an Indemnitee of such Indemnitee’s confidentiality obligation under this Article 20), any Indemnitee will keep confidential any information that arises in connection with this Article 20, including but not limited to, claims for indemnification or the advance payment or reimbursement of Expenses, amounts paid or payable hereunder and any communications between the parties. No amendment of these Articles shall impair the rights of any Indemnitee arising at any time with respect to events occurring prior to such amendment.
20.3 Deemed Contract. Each eligible party (as defined in the Business Corporations Act) and each Indemnitee (as defined in Article 20.2) is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.
20.4 Indemnification of Other Persons. Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person to the extent permitted by applicable law.
20.5 Non-Compliance with Business Corporations Act. The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Article 20.
20.6 Company May Purchase Insurance. The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:
(a) is or was a director or officer of the Company;
(b) is or was a director or officer of a corporation at a time when the corporation is or was an affiliate of the Company;
(c) at the request of the Company, is or was a director or officer of a corporation or of a partnership, trust, joint venture or other unincorporated entity;
(d) at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;
against any liability incurred by him or her as such director or officer or person who holds or held such equivalent position.
ARTICLE 21
DIVIDENDS
21.1 Payment of Dividends Subject to Special Rights. The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2 Declaration of Dividends. Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the board may from time to time declare and authorize payment of such dividends as they may consider appropriate.
21.3 No Notice Required. The board need not give notice to any shareholder of any declaration under Article 21.2.
21.4 Record Date. The board may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. (Toronto time) on the date on which the board passes the resolution declaring the dividend.
21.5 Manner of Paying Dividend. A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.
21.6 Settlement of Difficulties. If any difficulty arises in regard to a distribution under Article 21.5, the board may settle the difficulty as they deem advisable, and, in particular, may:
(a) set the value for distribution of specific assets;
(b) determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and
(c) vest any such specific assets in trustees for the persons entitled to the dividend.
21.7 When Dividend Payable. Any dividend declared by the board may be made payable on such date as is fixed by the board.
21.8 Dividends to be Paid in Accordance with Number of Shares. All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.
21.9 Receipt by Joint Shareholders. If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.
21.10 Dividend Bears No Interest. No dividend bears interest against the Company.
21.11 Fractional Dividends. If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.
21.12 Payment of Dividends. Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing or by electronic transfer, if so authorized by the shareholder. The mailing of such cheque or the forwarding by electronic transfer will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.
21.13 Capitalization of Retained Earnings or Surplus. Notwithstanding anything contained in these Articles, the board may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus or any part thereof.

ARTICLE 22
DOCUMENTS, RECORDS AND REPORTS
22.1 Recording of Financial Affairs. The board must cause adequate accounting records to be kept to properly record the financial affairs and condition of the Company and to comply with the Business Corporations Act.
ARTICLE 23
NOTICES
23.1 Method of Giving Notice. Unless the Business Corporations Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:
(a) mail addressed to the person at the applicable address for that person as follows:
(i) for a record mailed to a shareholder, the shareholder’s registered address;
(ii) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;
(iii) in any other case, the mailing address of the intended recipient;
(b) delivery at the applicable address for that person as follows, addressed to the person:
(i) for a record delivered to a shareholder, the shareholder’s registered address;
(ii) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;
(iii) in any other case, the delivery address of the intended recipient;
(c) unless the intended recipient is the Company or the auditor of the Company, sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;
(d) unless the intended recipient is the auditor of the Company, sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;
(e) physical delivery to the intended recipient;
(f) creating and providing a record posted on or made available through an electronic source that is generally accessible by the intended recipient and providing written notice by and of the foregoing methods as to the availability of such record; or
(g) as otherwise permitted by any Applicable Securities Laws.
23.2 Deemed Receipt of Mailing. A notice, statement, report or other record that is:
(a) mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.
(b) faxed to a person to the fax number provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;

(c) emailed to a person to the email address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was emailed on the day it was emailed; and
(d) delivered in accordance with Article 23.1(f), is deemed to be received by the person on the day such written notice is sent.
23.3 Certificate of Sending. A certificate signed by the secretary of the Company, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.
23.4 Notice to Joint Shareholders. A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.
23.5 Notice to Legal Personal Representatives Trustees. A notice, statement, report or other record may be provided by the Company to the persons entitled to a share as a consequence of the death, bankruptcy or incapacity of a shareholder by:
(a) mailing the record, addressed to them:
(i) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and
(ii) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or
(b) if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.
ARTICLE 24
EXECUTION OF DOCUMENTS
24.1 Execution of Documents Generally. The board may from time to time by resolution authorize any one or more persons, directors or officers of the Company for the purpose of executing, or delegating authority (with such limitations or restrictions on such authority as he or she deems appropriate) to execute, any instrument or document in the name of and on behalf of the Company (for which no seal need be affixed), and if no such person, director or officer is appointed, then any one officer or director may execute (or so delegate authority to execute) such instrument or document.
ARTICLE 25
PROHIBITIONS
25.1 Definitions. In this Article 25:
(a) “transfer restricted security” means:
(i) a share of the Company;
(ii) a security of the Company that is convertible into shares of the Company; or
(iii) any other security of the Company which must be subject to restrictions on transfer in order for the Company to satisfy the requirement for restrictions on transfer under the “private issuer” exemption of Canadian securities legislation or under any other exemption from prospectus or registration requirements of Canadian securities legislation similar in scope and purpose to the “private issuer” exemption.

(b) “security” has the meaning assigned in the Securities Act (British Columbia).
25.2 Application. Article 25.3 does not apply to the Company if and for so long as it is a public company.
25.3 Consent Required for Transfer of Transfer Restricted Securities. No share or other transfer restricted security may be sold, transferred or otherwise disposed of without the consent of the board and the board is not required to give any reason for refusing to consent to any such sale, transfer or other disposition.
ARTICLE 26
GENERAL PROVISIONS
26.1 Information Available to Shareholders.
(a) Except as provided by the Business Corporations Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Company’s business which in the opinion of the board it would be inexpedient in the interests of the Company to communicate to the public.
(b) The board may from time to time, subject to rights conferred by the Business Corporations Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Company or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Company except as conferred statute or authorized by the board or by a resolution of the shareholders.
[signature page follows]

The Company has as its articles these articles.

Full name and signature of a director	Date of signing

_______________________________________ Director	___________________________, 2020

APPENDIX F—DISSENT RIGHTS
The following is a summary of section 185 of the OBCA relating to the rights of Dissenting Shareholders and is qualified in its entirety by the provisions of section 185 of the OBCA. These provisions are technical and complex. Any registered Shareholder who wishes to exercise his, her or its Dissent Rights should consult a legal advisor. Failure to provide the Company with a Dissent Notice at or before the Annual and Special Meeting and to strictly comply with the requirements of section 185 of the OBCA may prejudice a registered Shareholder’s ability to exercise Dissent Rights. Anyone who is a non-registered Shareholder (i.e., a Shareholder whose Shares are registered in the name of a broker, custodian, nominee or other intermediary) and who wishes to dissent should be aware that only registered Shareholders are entitled to exercise Dissent Rights. A registered Shareholder who holds Shares as nominee for more than one non-registered Shareholder, some of whom wish to exercise Dissent Rights, must exercise such Dissent Rights on behalf of such holders. In such case, the Dissent Notice (as defined herein) should specify the number of Shares in respect of which Dissent Rights are being exercised. A registered Shareholder is entitled to dissent from the Continuance substantially in the manner provided in section 185 of the OBCA. Section 185 of the OBCA is reproduced in its entirety in Appendix H of this Proxy Statement.
A registered Shareholder is entitled to dissent and be paid by the Company the fair value of the holder’s Shares, determined as at the close of business on the business day before the Annual and Special Meeting or any adjournment or postponement thereof, provided that the Continuance Resolution is passed and such registered Shareholder provides the Company with a Dissent Notice at or before the Annual and Special Meeting or any adjournment or postponement thereof.
A registered Shareholder who wishes to exercise Dissent Rights must send to the Company, at or before the Annual and Special Meeting, a written objection to the Continuance Resolution (a “Dissent Notice”). A proxy submitted instructing the proxyholder to vote against the Continuance Resolution, an abstention or a vote against the Continuance Resolution will not constitute a Dissent Notice. The filing of a Dissent Notice does not deprive a registered Shareholder of the right to vote; however, a registered Shareholder who has submitted a Dissent Notice and who votes in favor of the Continuance Resolution will no longer be considered a Dissenting Shareholder. A failure to vote against the Continuance Resolution will not constitute a waiver of a registered Shareholder’s right to dissent.
A registered Shareholder may dissent only with respect to all (and not part) of the Shares held by such holder, or held on behalf of any one non-registered Shareholder and registered in such holder’s name. The Dissent Notice must be executed by or for the registered Shareholder, fully and correctly, as such Shareholder’s name appears on the Shareholder’s share certificate(s). If the Shares are owned of record by an intermediary, the Dissent Notice must be given by the intermediary. If the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the Dissent Notice should be given or delivered by or for all owners of record. An authorized agent, including one or more joint owners, may execute the Dissent Notice for a holder of record, however, such agent must expressly identify the record owner or owners, and expressly disclose in such Dissent Notice that the agent is acting as agent for the record owner or owners.
Within 10 days after the approval of the Continuance Resolution by Shareholders, the Company is required to send notice to each Dissenting Shareholder who properly delivered a Dissent Notice, has otherwise complied with the requirements of section 185 of the OBCA and has not withdrawn the Dissent Notice, that the Continuance Resolution has been approved. A Dissenting Shareholder must, within 20 days after receiving such notification or, if such notification is not received, within 20 days after learning that the Continuance Resolution has been approved, send to the Corporate Secretary of the Company, a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of Shares in respect of which that Dissenting Shareholder dissents and a demand for payment of the fair value of such Shares. Within 30 days after sending the Demand for Payment, a Dissenting Shareholder must send the certificate(s) representing the Shares in respect of which such Dissenting Shareholder dissents to the Corporate Secretary of the Company. A Dissenting Shareholder who fails to make a Demand for Payment or send such certificates within the aforementioned time limits, as the case may be, forfeits his, her or its right to make a claim under section 185 of the OBCA. The Company or TSX Trust will endorse on such certificates a notice that the holder thereof is a Dissenting Shareholder under section 185 of the OBCA and will forthwith return such certificates to the Dissenting Shareholder.
Not later than seven days after the later of the Continuance becoming effective and the date on which the Company receives a Demand for Payment from a Dissenting Shareholder, each Dissenting Shareholder who has sent a Demand for Payment must be sent a written offer to pay (“Offer to Pay”) relating to the Shares covered by the Demand for Payment. The amount offered in such Offer to Pay will be an amount determined by the Board to be the fair value of such Shares and the Offer to Pay will be accompanied by a statement showing how such fair value was determined. Every Offer to Pay must be
F-1

on the same terms. The amount shown in any Offer to Pay which is accepted by a Dissenting Shareholder will be paid by the Company within 10 days of such acceptance, but an Offer to Pay will lapse if the Company has not received an acceptance from the Dissenting Shareholder within 30 days after the Offer to Pay has been made.
If an Offer to Pay is not made or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within 50 days after the Effective Date or within such further period as a court may allow, apply to a court to fix the fair value of the Shares held by the Dissenting Shareholder. If the Company fails to apply to a court, the Dissenting Shareholder may apply to a court for the same purpose within a period of 20 further days or within such further period as a court may allow. No Dissenting Shareholder will be required to post security for costs in any such court application.
Before making an application to a court, or within seven days of receiving a notice that a Dissenting Shareholder has made an application to a court, the Company must give each Dissenting Shareholder who has sent a Demand for Payment and has not accepted an Offer to Pay notice of the date, place and consequences of the application and of his, her or its right to appear and be heard either in person or through counsel. All Dissenting Shareholders whose Shares have not been purchased by the Company will be joined as parties to any such application and will be bound by the decision rendered by the court. The court may determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application.
The court shall fix the fair value of the Shares held by all Dissenting Shareholders and may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the Effective Date until the date of payment. Any judicial determination of fair value will result in delay of receipt by a Dissenting Shareholder of consideration for such Dissenting Shareholder’s Shares.
Dissenting Shareholders who duly exercise Dissent Rights and who are ultimately entitled to be paid fair value for their Class A Restricted Voting Shares will be deemed to have transferred their Shares to the Company, without any further authorization, act or formality and free and clear of all liens, charges, claims and encumbrances, at the effective time of the Continuance. Such transfer shall be deemed to have been in consideration for a payment equal to the fair value of such Dissenting Shareholder’s Shares in the amount agreed to between the Company and the Dissenting Shareholder or in the amount of a judgment of a court, as the case may be. Registered Shareholders who exercise, or purport to exercise, Dissent Rights, and who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Shares, will be deemed to have participated in the Continuance on the same basis as participating Shareholders.
In no case shall the Company or any other person be required to recognize any Dissenting Shareholder as a Shareholder after the effective time of the Continuance, and the names of such Dissenting Shareholders shall be deleted from the register of Shares.
Failure to strictly comply with the requirements set forth in section 185 of the OBCA may result in the loss of any right of dissent. It is strongly suggested that any registered Shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of the OBCA may prejudice such Shareholder’s right to dissent.

F-2

APPENDIX G—SECTION 185 OF THE OBCA
Rights of dissenting shareholders
185. (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,
(a)amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
(b)amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
(c)amalgamate with another corporation under sections 175 and 176;
(d)be continued under the laws of another jurisdiction under section 181; or
(e)sell, lease or exchange all or substantially all its property under subsection 184 (3), a holder of shares of any class or series entitled to vote on the resolution may dissent.
Idem
(2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,
(a)clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or
(b)subsection 170 (5) or (6).
One class of shares
(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.
Exception
(3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,
(a)amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or
(b)deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.
Shareholder’s right to be paid fair value
(4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.
No partial dissent
(5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection
(6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent.
Idem
(7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).
Notice of adoption of resolution
(8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.
Idem
(9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.
Demand for payment of fair value
(10) A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing, (a) the shareholder’s name and address; (b) the number and class of shares in respect of which the shareholder dissents; and (c) a demand for payment of the fair value of such shares.
Certificates to be sent in
(11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.
Idem
(12) A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.
Endorsement on certificate
(13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.
Rights of dissenting shareholder
(14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,
(a)the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);
(b)the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c)the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10).
Same
(14.1) A dissenting shareholder whose rights are reinstated under subsection (14) is entitled, upon presentation and surrender to the corporation or its transfer agent of any share certificate that has been endorsed in accordance with subsection (13),
(a)to be issued, without payment of any fee, a new certificate representing the same number, class and series of shares as the certificate so surrendered; or
(b)if a resolution is passed by the directors under subsection 54 (2) with respect to that class and series of shares,
(i)to be issued the same number, class and series of uncertificated shares as represented by the certificate so surrendered, and
(ii)to be sent the notice referred to in subsection 54 (3).
Same
(14.2) A dissenting shareholder whose rights are reinstated under subsection (14) and who held uncertificated shares at the time of sending a notice to the corporation under subsection (10) is entitled
(a)to be issued the same number, class and series of uncertificated shares as those held by the dissenting shareholder at the time of sending the notice under subsection (10); and
(b)to be sent the notice referred to in subsection 54 (3).
Offer to pay
(15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,
(a)a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or
(b)if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.
Idem
(16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.
Idem
(17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.
Application to court to fix fair value

(18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.
Idem
(19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.
Idem
(20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).
Costs
(21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.
Notice to shareholders
(22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,
(a)has sent to the corporation the notice referred to in subsection (10); and
(b)has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.
Parties joined
(23) All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.
Idem
(24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value or the shares of all dissenting shareholders.
Appraisers
(25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.
Final order
(26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b).

Interest
(27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.
Where corporation unable to pay
(28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.
Idem
(29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,
(a)withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or
(b)retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.
Idem
(30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,
(a)the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or
(b)the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.
Court order
(31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.
Commission may appear
(32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

Preliminary Form of Proxy

CRONOS GROUP

Cronos Group Inc.
(the "Company")

FORM OF PROXY ("PROXY")

Annual and Special Meeting
Thursday, June 25, 2020 at 10:00 a.m. (Toronto time)
Live audio webcast online at:
https://web.lumiagm.com/[ ]
(the "Meeting")

RECORD DATE:	Monday, April 27, 2020
CONTROL NUMBER:	«CONTROL_NUMBER»
SEQUENCE #:	«SEQUENCE_NUMBER» - «CUSIP» - «PartAcct_No»
FILING DEADLINE FOR PROXY:	Tuesday, June 23, 2020 at 10:00 a.m. (Toronto time)

YOU MUST RETAIN YOUR CONTROL NUMBER IN ORDER TO PARTICIPATE IN THE MEETING.

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

«MAIL_SEQUENCE»
«Name»
«Add1»
«Add2»
«Add3»
«City», «Province» «Postal_Code»
«Country»

«Shares»
«SEQUENCE_NUMBER»

The undersigned hereby appoints Michael Gorenstein, Chairman, President and Chief Executive Officer of the Company, or failing him, Xiuming Shum, Executive Vice President, Legal and Regulatory Affairs of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution or re-substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

DRAFT

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – BOARD VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	FOR	WITHHOLD
a) Jason Adler	☐	☐
b) Jody Begley	☐	☐
c) Bronwen Evans	☐	☐
d) Murray Garnick	☐	☐
e) Michael Gorenstein	☐	☐
f) Heather Newman	☐	☐
g) James Rudyk	☐	☐

2. Advisory Vote on the Compensation of the Company's Named Executive Officers	FOR	AGAINST	ABSTAIN
Adoption of an advisory (non-binding) resolution approving the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement of the Company dated [x], 2020 (the "Proxy Statement").	☐	☐	☐

3. Advisory Vote on the Frequency of Future "Say on Pay" Votes	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Adoption of an advisory (non-binding) resolution on the frequency of future "say on pay" votes as described in the accompanying Proxy Statement.	☐	☐	☐	☐

4. Approval of 2020 Omnibus Equity Incentive Plan	FOR	AGAINST	ABSTAIN
Adoption of an ordinary resolution to approve the 2020 Omnibus Equity Incentive Plan of the Company, as described in the accompanying Proxy Statement.	☐	☐	☐

6. Appointment of Auditors	FOR	WITHHOLD
Appointment of KPMG LLP as Auditors of the Company for the ensuing year and authorizing the board of directors of the Company to fix their remuneration.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and MUST BE SIGNED

PLEASE PRINT NAME	Signature of registered owner(s)	Date (MM/DD/YYYY)

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

2. THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.

3. If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5. Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a security holder of the Company.

6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.

7. To be valid, this proxy must be filed using one of the Voting Methods and must be received by TSX Trust Company before the Filing Deadline for Proxies, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tsxtrust.com/investorinsite

Click on, "Register Online Now" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Company and as such request the following:

☐ Annual Financial Statements with MD&A

☐ Interim Financial Statements with MD&A

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

«Name»
«Add1»
«Add2»
«Add3»
«City», «Province» «Postal_Code»
«Country»

☐ Check this box if you wish to receive the selected financial statements electronically and print your email address below

E-mail (optional)

By providing my email address, I hereby acknowledge and consent to all provisions outlined in the following: https://www.tsxtrust.com/consent-to-electronic-delivery?lang=en

Cronos Group Inc.
2020

DRAFT

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL

Preliminary Voting Instruction Form

CRONOS GROUP

Cronos Group Inc.
(the "Company")

VOTING INSTRUCTION FORM ("VIF")

Annual and Special Meeting
Thursday, June 25, 2020 at 10:00 a.m. (Toronto time)
Live audio webcast online at:
https://web.lumiagm.com/[ ]
(the "Meeting")

«PartAcct_No»
«CUID»

RECORD DATE:	Monday, April 27, 2020
CONTROL NUMBER:	«CONTROL_NUMBER»
SEQUENCE #:	«SEQUENCE_NUMBER» - «CUSIP»
FILING DEADLINE FOR PROXY:	Tuesday, June 23, 2020 at 10:00 a.m. (Toronto time)

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

«MAIL_SEQUENCE»
«Name»
«Add1»
«Add2»
«Add3»
«City», «Province» «Postal_Code»
«Country»

«Shares»
«SEQUENCE_NUMBER»

The undersigned hereby appoints Michael Gorenstein, Chairman, President and Chief Executive Officer of the Company, or failing him, Xiuming Shum, Executive Vice President, Legal and Regulatory Affairs of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution or re-substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

DRAFT

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – BOARD VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	FOR	WITHHOLD
a) Jason Adler	☐	☐
b) Jody Begley	☐	☐
c) Bronwen Evans	☐	☐
d) Murray Garnick	☐	☐
e) Michael Gorenstein	☐	☐
f) Heather Newman	☐	☐
g) James Rudyk	☐	☐

2. Advisory Vote on the Compensation of the Company's Named Executive Officers	FOR	AGAINST	ABSTAIN
Adoption of an advisory (non-binding) resolution approving the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement of the Company dated [x], 2020 (the "Proxy Statement").	☐	☐	☐

3. Advisory Vote on the Frequency of Future "Say on Pay" Votes	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Adoption of an advisory (non-binding) resolution on the frequency of future "say on pay" votes as described in the accompanying Proxy Statement.	☐	☐	☐	☐

4. Approval of 2020 Omnibus Equity Incentive Plan	FOR	AGAINST	ABSTAIN
Adoption of an ordinary resolution to approve the 2020 Omnibus Equity Incentive Plan of the Company, as described in the accompanying Proxy Statement.	☐	☐	☐

6. Appointment of Auditors	FOR	WITHHOLD
Appointment of KPMG LLP as Auditors of the Company for the ensuing year and authorizing the board of directors of the Company to fix their remuneration.	☐	☐

This VIF revokes and supersedes all earlier dated proxies and MUST BE SIGNED

PLEASE PRINT NAME	Signature of beneficial owner(s)	Date (MM/DD/YYYY)

TMX | TSX Trust

Voting Instructions – Guidelines and Conditions

The Company is providing you the enclosed proxy-related materials for their security holder Meeting. Your name, address and information about your security holdings have been obtained in accordance with applicable securities regulations from the intermediary holding them on your behalf (which is identified by name, code or identifier in the information on the top right corner on the reverse). The VIF is to enable your vote to be submitted on the stated matters. Please complete, sign, date and return the VIF. Unless you appoint yourself or a delegate to attend the Meeting and vote, your securities can be voted only by Management Nominees in accordance with your instructions.

Canadian brokers are prohibited from voting these securities on any of the matters to be acted upon at the Meeting without your specific voting instructions. U.S. brokers, as the holders of record, are permitted to vote on these securities on "routine" matters only, but not on other matters without your specific instructions. Only Resolution 6 is considered to be a routine matter.

The completed VIF should be delivered to TSX Trust Company, in the envelope provided or by fax to 416-595-9593. Alternatively, if available, you may vote online at www.voteproxyonline.com. The matters to be voted on at the Meeting are set out on the reverse.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

THIS VOTING INSTRUCTION FORM MUST BE READ IN CONJUNCTION WITH THE MEETING MATERIAL. YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN THE DEADLINE SPECIFIED ON THE REVERSE IN THE UPPER LEFT SECTION OF THE VIF OR THE EQUIVALENT TIME BEFORE THE TIME AND DATE OF ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Voting Instructions and Authority - Notes

1. If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board Voting Recommendation highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.
2. The appointment of the Management Nominees or another Appointee gives them discretion to vote on any other matters that may properly come before the Meeting.
3. If internet voting is available, you can provide your voting instructions on the website noted on the reverse.
4. To be valid, this VIF must be signed. Please date the VIF. If the VIF is not dated, it is deemed to bear the date of mailing to the security holders of the Company.
5. This form does not convey any right to vote in person at the Meeting. We urge you to read the above instructions, and the Proxy Statement prior to completing, signing and returning the VIF so that your securities can be voted.
6. Guidelines for proper execution of the proxy/VIF are available at www.stac.ca. Please refer to the Proxy Protocol.

For assistance, please contact TSX Trust Company.

Mail:	TSX Trust Company 301 - 100 Adelaide Street West Toronto, ON M5H 4H1
Telephone:	416-361-0930
Facsimile:	416-595-9593
Email:	TMXEInvestorServices@tmx.com

Appointing yourself or someone else to vote your securities

If you want to participate in the Meeting, including asking questions and voting, or appoint another person to do so, write your name or the name of the person you want to participate in the Meeting in the space labeled "Please print appointee name" on the VIF and return it. You must then request a control number that will permit you or your Appointee to participate in the meeting by completing the form available online at www.[x].com or sending an email to TMXEInvestorServices@tmx.com that includes the following information: your name and address, the name Cronos Group Inc. and the number of Common Shares of the Company you hold. The Control Number included on this VIF will NOT permit you or your Appointee to participate in the Meeting, but you will be able to listen to the Meeting as a guest. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the Meeting and vote on all matters that are presented at the Meeting, even if those matters are not set out in this form or the Proxy Statement. Consult a legal advisor if you wish to modify the authority of that person in any way. The Appointee must participate in the Meeting in order for your securities to be voted.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Company and as such request the following:

☐ Annual Financial Statements with MD&A

☐ Interim Financial Statements with MD&A

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

«Name»
«Add1»
«Add2»
«Add3»
«City», «Province» «Postal_Code»
«Country»

☐ Check this box if you wish to receive the selected financial statements electronically and print your email address below

E-mail (optional)

By providing my email address, I hereby acknowledge and consent to all provisions outlined in the following: https://www.tsxtrust.com/consent-to-electronic-delivery?lang=en

Cronos Group Inc.
2020

DRAFT

www.tsxtrust.com